Exhibit 10.2

EXECUTION VERSION

NOTE PURCHASE AGREEMENT

among

WCI COMMUNITIES, INC.

as Issuer,

THE GUARANTORS PARTY HERETO,

as Guarantors,

THE NOTEHOLDERS PARTY HERETO

as Noteholders,

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Administrative Agent and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Collateral Agent

Dated as of June 8, 2012

i

5.06.	LITIGATION	46
5.07.	NO DEFAULT	46
5.08.	OWNERSHIP OF PROPERTY	46
5.09.	INDEBTEDNESS	47
5.10.	LIENS	47
5.11.	INSURANCE	47
5.12.	TAXES	47
5.13.	ERISA COMPLIANCE	47
5.14.	SUBSIDIARIES; JOINT VENTURES	48
5.15.	LETTERS OF CREDIT	48
5.16.	MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT	49
5.17.	DISCLOSURE	49
5.18.	COMPLIANCE WITH LAWS	49
5.19.	ENVIRONMENTAL MATTERS	49
5.20.	LAWS PERTAINING TO LAND SALES	50
5.21.	FISCAL YEAR	51
5.22.	COMMON ENTERPRISE AND CONSIDERATION	51
5.23.	SECURITY INTERESTS	51
5.24.	OFAC	52
5.25.	CAPITAL STOCK	52
5.26.	EMPLOYEE MATTERS	52
5.27.	INTELLECTUAL PROPERTY	52

ARTICLE VI. AFFIRMATIVE COVENANTS		53

6.01.	FINANCIAL STATEMENTS AND OTHER REPORTS	53
6.02.	CERTIFICATES; OTHER INFORMATION	53
6.03.	NOTICES	55
6.04.	PAYMENT OF TAXES	56
6.05.	PRESERVATION OF EXISTENCE, ETC.	56
6.06.	MAINTENANCE OF PROPERTIES	56
6.07.	MAINTENANCE OF INSURANCE	56
6.08.	COMPLIANCE WITH LAWS	57
6.09.	BOOKS AND RECORDS	57
6.10.	INSPECTION RIGHTS; MEETINGS; UPDATES	57
6.11.	ADDITIONAL GUARANTORS; ADDITIONAL COLLATERAL	58
6.12.	INTANGIBLE, RECORDING AND STAMP TAX	58
6.13.	COLLATERAL	58

ARTICLE VII. NEGATIVE COVENANTS		62

7.01.	PERMITTED INDEBTEDNESS	62
7.02.	PERMITTED LIENS	63
7.03.	INVESTMENTS; ACQUISITIONS	65
7.04.	FUNDAMENTAL CHANGES	66
7.05.	DISPOSITION OF ASSETS; ETC.	66
7.06.	TRANSACTIONS WITH AFFILIATES	67
7.07.	PERMITTED DISTRIBUTIONS	67

7.08.	CHANGE IN NATURE OF BUSINESS	67
7.09.	LIMITATION ON CASH OUTSIDE OF CONTROL ACCOUNTS	67
7.10.	[RESERVED]	68
7.11.	FINANCIAL COVENANTS	68

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES		68

8.01.	EVENTS OF DEFAULT	68
8.02.	REMEDIES UPON EVENT OF DEFAULT	70
8.03.	APPLICATION OF FUNDS	71

ARTICLE IX. THE AGENTS		71

9.01.	APPOINTMENT AND AUTHORITY	71
9.02.	RIGHTS AS A NOTEHOLDER	72
9.03.	EXCULPATORY PROVISIONS	72
9.04.	RELIANCE BY AGENTS	73
9.05.	DELEGATION OF DUTIES	73
9.06.	RESIGNATION OR REMOVAL OF AN AGENT	73
9.07.	NON-RELIANCE ON AGENTS AND OTHER NOTEHOLDERS	74
9.08.	ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM	74
9.09.	COLLATERAL AND GUARANTY MATTERS	75

ARTICLE X.	MISCELLANEOUS	75

10.01.	AMENDMENTS, ETC.	75
10.02.	NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION	77
10.03.	NO WAIVER; CUMULATIVE REMEDIES	78
10.04.	EXPENSES; INDEMNITY; DAMAGE WAIVER	78
10.05.	PAYMENTS SET ASIDE	81
10.06.	SUCCESSORS AND ASSIGNS	81
10.07.	TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY	83
10.08.	RIGHT OF SETOFF	84
10.09.	INTEREST RATE LIMITATION	84
10.10.	COUNTERPARTS; INTEGRATION; EFFECTIVENESS	85
10.11.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES	85
10.12.	SEVERABILITY	85
10.13.	REPLACEMENT OF NOTEHOLDERS	85
10.14.	GOVERNING LAW; JURISDICTION; ETC.	86
10.15.	WAIVER OF JURY TRIAL	87
10.16.	[RESERVED]	87
10.17.	NO ADVISORY OR FIDUCIARY RESPONSIBILITY	88
10.18.	USA PATRIOT ACT NOTICE	88
10.19.	TIME OF THE ESSENCE	88
10.20.	NOTEHOLDER REPRESENTATIONS	88

SCHEDULES

1.01 Excluded Assets 1.01B Immaterial Subsidiaries

1.02 Excluded Subsidiaries

2.01 Notes and Applicable Percentages

5.06 Litigation

5.08 Property

5.10 Liens

5.13 Employee Plans

5.14 Subsidiaries; Joint Ventures; Pledged Entities; Excluded Subsidiaries

5.15 Letters of Credit

5.27 Intellectual Property 7.01(c) Existing Permitted Indebtedness 7.02(o) Existing Permitted Liens 7.03(d) Joint Venture Investments

10.02 Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

A Form of Note B-1 Form of Compliance Certificate B-2 Form of Appraised Value Report C Form of Assignment and Assumption D Form of Unconditional Guaranty E Form of Collateral Report F The Budget G-1 Form of Pledge Agreement (Issuer) G-2 Form of Pledge Agreement (Guarantors) H Form of Security Agreement

NOTE PURCHASE AGREEMENT, dated as of June 8, 2012, among WCI COMMUNITIES, INC., a Delaware corporation (the “Issuer”), the Guarantors (as hereinafter defined) hereunder and signatories hereto, each holder of any Note from time to time party hereto (individually, a “Noteholder” and collectively, the “Noteholders”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent for the Noteholders (together with its permitted successors and assigns, “Administrative Agent”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Noteholders (together with its permitted successors and assigns, “Collateral Agent”).

RECITALS

Terms that are capitalized and used throughout this Agreement are defined in Article I to this Agreement. References herein, and in the Exhibits and Schedules hereto, to the “Agreement” refer to this Note Purchase Agreement, as it may be amended, restated, modified or supplemented from time to time in accordance with its terms (this “Agreement”).

Issuer and certain of its Subsidiaries are party to that certain Senior Subordinated Secured Term Loan Agreement, dated as of August 31, 2009 (as amended to date, the “Prior Credit Agreement”), among Issuer, the other loan parties party thereto, the lenders party thereto and Wilmington Trust, National Association (f/k/a Wilmington Trust FSB), as both administrative agent and collateral agent; and

Issuer intends to use a portion of the proceeds from the sale of the Initial Notes to the Initial Purchasers to refinance indebtedness in connection with the Prior Credit Agreement; and

The Initial Purchasers are willing to purchase the Initial Notes from Issuer on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

1.01. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Appraisal” means an appraisal commissioned by and addressed to Collateral Agent (and reasonably acceptable to the Majority Noteholders as to form, assumptions, substance, and appraisal date), prepared by a qualified professional appraiser acceptable to the Majority Noteholders, and complying in all material respects with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989; provided, that with respect to any Property or Properties, until a new Acceptable Appraisal has been completed following the Closing Date, the appraisal existing as of the Closing Date shall be deemed to constitute the Acceptable Appraisal with respect thereto.

“Acquired Operating Business” means any real estate service business (including real estate brokerage services and real estate management services) or homebuilding business, in each case, acquired by a member of the Consolidated Group to effectuate Authorized Business Activities.

“Additional Facility” has the meaning specified in Section 2.12(a).

“Additional Facility Borrowing” means an issuance of one or more Additional Facility Notes under an Additional Facility.

“Additional Facility Effective Date” has the meaning specified in Section 2.12(d).

“Additional Facility Note” means a promissory note issued by Issuer to an Additional Facility Noteholder under an Additional Facility, in form and substance reasonably acceptable to Issuer, Administrative Agent and such Additional Facility Noteholder.

“Additional Facility Noteholder” means any holder of an Additional Facility Note.

“Administrative Agent” means Wilmington Trust in its capacity as administrative agent under any of the Note Documents, or any successor administrative agent appointed pursuant to Section 9.06 hereto.

“Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 hereto, or such other address or account as Administrative Agent may from time to time notify to Issuer and the Noteholders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” means Administrative Agent or Collateral Agent, and “Agents” means Administrative Agent and Collateral Agent, collectively.

“Aggregate Notes” means, at any time, the aggregate principal amount of the Notes of all Noteholders outstanding at such time; as such Notes may be increased pursuant to Article II.

“Agreement” has the meaning specified in the recitals hereto.

“Amenities” means, collectively, golf courses, marinas, clubhouses, swimming pools, tennis and other recreational facilities for use by members of a residential community.

“Applicable Margin” means 8.00%.

“Applicable Percentage” means with respect to any Noteholder as of any date (a) in respect of the Initial Facility and Incremental Facility at any time, the percentage (carried out to the ninth decimal place) of such Facilities represented by the outstanding principal amount of the Initial Notes and Incremental Notes of such Noteholder at such time, and (b) in respect of any

Additional Facility at any time, the percentage (carried out to the ninth decimal place) of the Additional Facility represented by the outstanding principal amount of the Additional Facility Notes of such Additional Facility Noteholder at such time. The initial Applicable Percentage of each Noteholder in respect of the Facility is set forth opposite the name of such Noteholder on Schedule 2.01, in the Assignment and Assumption pursuant to which such Noteholder becomes a party hereto or in an amendment or supplement to this Agreement relating to an Additional Facility, as applicable.

“Appraised Value” means, with respect to any Property or any portion thereof, the “as is” appraised value of such Property or portion thereof set forth in the most-recent Acceptable Appraisal received by Collateral Agent pursuant to the Note Documents, as updated by Issuer in connection with the delivery, and pursuant to the provisions, of the Appraised Value Report.

“Appraised Value Report” means a report of Appraised Values of the Properties substantially in the form of Exhibit B-2 attached hereto.

“Article 8 and Control Collateral” means Collateral in which a Lien under the Security Documents is subject to the creation and perfection provisions of Article 8 and Sections 9-104 and 9-106 of the UCC.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Related Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Noteholder and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b) hereto), and accepted by Administrative Agent, in substantially the form of Exhibit C attached hereto and made a part hereof or any other form approved by Administrative Agent.

“Authorized Business Activities” means the following activities relating to the operation of a land holding, homebuilding and land development company: (i) the sale of new homes, lots and spec homes and units to retail buyers; (ii) the sale of land parcels, multiple condominium units or multiple single family lots, tower sites and entire or partial communities to builders, developers, investors and other third parties; (iii) the operation and management of Amenities (including the sale of Amenities) and the operation of real estate services businesses (including real estate brokerage services), including Acquired Operating Businesses, by the members of the Consolidated Group; (iv) the adoption and implementation of preferred builder programs in select communities; (v) the maintenance of communities, associated entitlements and property management services; (vi) the performance of residential warranty obligations; (vii) the acquisition of Developable Land (including entering into Land Bank Arrangements with respect thereto) and the development thereof into finished lots or parcels to be utilized as a site for vertical construction of new homes and/or Amenities and/or community development; (viii) the construction of new homes and/or Amenities; (ix) the making of acquisitions or Investments permitted hereunder in connection with or furtherance of the foregoing; provided, that, in the case of any such acquisition, Investment, development or construction described in the foregoing clauses, solely to the extent, as applicable to such activity, the applicable member or members of the Consolidated Group are in compliance with the provisions of Section 7.03(b) and 7.11 with respect thereto; (x) the purchase of homes in foreclosure and rentals related thereto, (xi) the provision of fee-based entitlement services (for example, obtaining permits and other development approvals) to third parties; and (xii) any other activity reasonably related or reasonably incidental thereto.

“Backlog” means new homes under construction for which a Housing Purchase Contract has been entered into.

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, as codified at title 11 of the United States Code, as amended from time to time.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware, or such other court having jurisdiction over the Chapter 11 Cases.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Wilmington Trust as its “prime rate,” and (c) the LIBOR Rate as determined on such date. The “prime rate” is a rate set by Wilmington Trust based upon various factors including Wilmington Trust’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Wilmington Trust shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Note” means a Note that bears interest based on the Base Rate.

“Budget” means the annual budget of the Consolidated Group prepared by Issuer, which annual budget shall be delivered by Issuer to Administrative Agent each year in the manner provided in Section 6.02(f) hereto; provided, that until a new annual budget is delivered to Administrative Agent, the prior annual budget shall remain in effect hereunder.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York and, if such day relates to any LIBOR Rate Note, means any LIBOR Business Day.

“Cash Balance” for any date of determination, means the aggregate balances (determined as of the end of each day) of Unrestricted Cash held in all Control Accounts on such date.

“Cash Equivalents” means:

(a) marketable direct or guaranteed obligations of the United States of America that mature within one year from the date of purchase, provided that the full faith and credit of the United States of America is pledged in support thereof;

(b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank

of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

(c) demand deposits, certificates of deposit, bankers acceptances and time deposits of banks organized under the laws of the United States of America or any state thereof having total assets in excess of $500,000,000, in each case with maturities of not more than one

(1) year from the date of the acquisition thereof;

(d) securities commonly known as “commercial paper” issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less that “P1” if rated by Moody’s, and not less than “A-1” if rated by S&P;

(e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody’s or by S&P at not less than “Aa” if then rated by Moody’s and not less than “AA” if then rated by S&P;

(f) repurchase agreements having a term not greater than ninety (90) days and fully secured by securities described in the foregoing clauses (b), (c) or (e) hereto with banks described in the foregoing clause (c) hereto or with financial institutions or other corporations having total assets in excess of $500,000,000;

(g) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) and are rated at least A by S&P or A by Moody’s;

(h) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Noteholder or any commercial bank satisfying the requirements of clause (c) above; and

(i) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“CDD” means any Community Development District applicable to any of the Properties.

“CDD Obligations” means the obligations of a Property owner incurred with respect to any CDD and which are reflected as a liability on the balance sheet of the Consolidated Group as required by GAAP.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means:

(a) an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and further excluding Stonehill and Monarch, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 40% or more of the outstanding shares of common stock of Issuer at a time at which Stonehill and Monarch collectively own less than 40% of the outstanding shares of common stock of Issuer; provided that, solely for the purposes of this clause (a) (and not for the purposes of clauses (b) and (c) below), if such event or series of events shall have occurred within 180 days following the Closing Date as a direct result of a sale by Stonehill and/or Monarch to such “person” or “group” of 40% or more of the outstanding shares of common stock of Issuer and either or both of Stonehill or Monarch after such sale continue to own shares of common stock of Issuer, a Change of Control pursuant to this clause (a) shall not be deemed to have occurred;

(b) a merger, consolidation, reorganization, or other business combination of Issuer with any other entity, other than a merger or consolidation which would result in the voting securities of Issuer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Issuer or such surviving entity outstanding immediately after such merger or consolidation; or

(c) a sale of all or substantially all assets of Issuer and its Subsidiaries (taken as a whole).

“Closing” has the meaning specified in Section 2.01(c).

“Closing Date” means the first date all the conditions precedent in Section 4.01 hereto are satisfied or waived in accordance with Section 10.01 hereto and the Initial Notes are purchased hereunder.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all real or personal properties, assets and interests now owned or hereafter acquired by any Note Party, including without limitation, all Property, and all proceeds thereof, in or upon which a Lien is granted or purported to be granted pursuant to any Security Document, excluding, however, the Excluded Assets.

“Collateral Agent” means Wilmington Trust in its capacity as collateral agent appointed pursuant to Section 9.01 hereto, or any successor collateral agent appointed pursuant to Section 9.06 hereto.

“Collateral Report” means a report for each Month in the form of Exhibit E attached hereto and providing information with respect to Dispositions during such Month, including (i) a schedule listing all Properties, whether single and multi-family (traditional) homes subject to Disposition during the Month most recently ended and all sales contracts which have been rescinded or otherwise cancelled during the month most recently ended, and (ii) a schedule listing net cash proceeds received in such Month, and which shall be in the same format as is currently produced by Issuer’s financial staff (or in such other format reasonably acceptable to the Majority Noteholders) and certified by a Responsible Officer of Issuer.

“Compliance Certificate” means a certificate substantially in the form of Exhibit B-1 attached hereto.

“Confirmation Order” means the order of the Bankruptcy Court confirming the Plan, dated August 26, 2009.

“Consolidated Group” means, collectively, Issuer and its Subsidiaries; provided that none of the Excluded JV Subsidiaries shall be a member of the Consolidated Group with respect to compliance by it with the provisions of (x) Section 6.11(b) (except with respect to the requirement to deliver notice thereunder), (y) the last paragraph of Section 7.03 and (z) Section

7.07 if the portion of the dividend or distribution so declared that is made to a member of the Consolidated Group pursuant to such section is in an amount equal to the maximum pro rata portion of the dividend or distribution so declared that such member is entitled to pursuant to the governing documents of such Excluded JV Subsidiary.

“Consolidated Total Assets” means, as of any date of determination, the consolidated total assets of Issuer and its Subsidiaries, as set forth in the most recent consolidated balance sheet delivered pursuant to Section 6.01(a) and Section 6.01(b), determined in accordance with GAAP.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Account” means each deposit account, securities account or investment account that is subject to a Control Agreement in favor of Collateral Agent.

“Control Agreement” has the meaning specified in Section 6.13(a) hereto.

“Customary Permitted Liens” means the Liens permitted hereunder pursuant to Sections 7.02(a), (b), (c), (e), (i), (k) and (l) hereto.

“Customer Deposit Liabilities” means collectively, the escrow deposits, down payments or earnest money deposited by purchasers pursuant to Housing Purchase Contracts.

“Debt Issuance” means the issuance of any Indebtedness for borrowed money other than Indebtedness permitted under Section 7.01.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means the sum of (i) the interest rate otherwise applicable to such Note, plus (ii) 2.00%.

“Defaulting Noteholder” means, subject to Section 2.13, any Noteholder that (a) has failed to pay to Administrative Agent or any other Noteholder any amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified Issuer or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three Business Days after written request by Administrative Agent, the Majority Noteholders, or Issuer, to confirm in writing to Administrative Agent and Issuer that it will comply with any prospective funding obligations hereunder (provided that such Noteholder shall cease to be a Defaulting Noteholder pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Issuer), or (d) has, or has a direct or indirect parent company that has,

(i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Noteholder shall not be a Defaulting Noteholder solely by virtue of the ownership or acquisition of any equity interest in that Noteholder or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Noteholder with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Noteholder (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Noteholder. Any determination by Administrative Agent or the Majority Noteholders that a Noteholder is a Defaulting Noteholder under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Noteholder shall be deemed to be a Defaulting Noteholder (subject to Section 2.13(b)) upon delivery of written notice of such determination by Administrative Agent or the Majority Noteholders to Issuer and each Noteholder.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Developable Land” means all Properties on which residential property and other property directly related to, or in conjunction with, such residential property may be constructed or developed as part of, and consistent with, the Authorized Business Activities and under applicable Laws (as such Laws are then in effect or, with respect to zoning and other development entitlement Laws, as the application of which is proposed by Issuer to be effected or changed if it is reasonably likely that such application or change will be approved).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, and including any casualty or condemnation of any property of such Person.

“Disposition Entity” means a member of the Consolidated Group making a Disposition.

“Distribution” means any of the following: (a) the payment by any Person of any distributions or other payments to its shareholders, partners, members or other equity interest holders; (b) the declaration or payment of any dividend on or in respect of shares of any class of capital stock of, or partnership, membership or other equity interest in, any Person; (c) the purchase or other retirement of any shares of any class of capital stock of, or partnership, membership or equity interest in, any Person, directly or indirectly through a subsidiary or otherwise; (d) the return of capital by any Person to its shareholders, partners, members or other equity interest holders; and (e) any other payment on or in respect of any shares of any class of capital stock of, or partnership, membership or other equity interest in, any Person.

“Dollar” and “$” mean lawful money of the United States.

“Eligible Assignee” means (a) a Noteholder; (b) an Affiliate of a Noteholder or a Related Fund; and (c) any other Person (other than a natural person) who is in the business of acquiring or otherwise holding financial instruments similar to the Notes; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (A) Issuer or any of Issuer’s Affiliates or Subsidiaries (excluding any Noteholder), or (B) any other Person (or any Affiliate of such Person) that conducts (or is an Affiliate of a Person that conducts) any businesses that are substantially similar to any of the Authorized Business Activities and would reasonably be deemed to be a competitor of Issuer.

“Eligible Joint Ventures” means a Joint Venture which meets all of the following criteria: (a) the interest of the member of the Consolidated Group in the Joint Venture is unencumbered by any Lien excluding Liens in favor of Administrative Agent, the Noteholders or Collateral Agent under or pursuant to this Agreement or the Note Documents; (b) all of the assets of the Joint Venture are unencumbered by any Lien (excluding Customary Permitted Liens consented to or permitted by a member of the Consolidated Group); (c) the Joint Venture has incurred no Indebtedness other than Indebtedness that has been approved in writing by the Majority Noteholders; and (d) the rights and interest of the member of the Consolidated Group in the Joint Venture is not subordinated or junior in any manner to the rights and interest of any other Person holding any interest in such Joint Venture.

“Employee Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) (other than a Multiemployer Plan) established by any member of the Consolidated Group or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Environmental Laws” means any and all applicable Laws relating to pollution, the protection of human health or the environment, or the release or threatened release of any Hazardous Materials into the indoor or outdoor environment, including those applicable Laws related to solid waste, hazardous substances or wastes, wetlands protection, storm water, air emissions and discharges to waste or public water treatment systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law,

(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any member of the Consolidated Group within the meaning of Section 414 of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any member of the Consolidated Group or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any member of the Consolidated Group or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the institution by the PBGC of proceedings pursuant to Section 4042 of ERISA to terminate a Pension Plan or the occurrence of an event or condition described in Section 4042(a)(1), (a)(2), or (a)(3) of ERISA; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the Consolidated Group or any ERISA Affiliate; or

(g) the failure of any member of the Consolidated Group or an ERISA Affiliate to meet any funding obligations with respect to any Pension Plan or Multiemployer Plan.

“Escrow Deposits” means all escrow deposits from the purchasers under Housing Purchase Contracts.

“Event of Default” has the meaning specified in Section 8.01 hereto.

“Excluded Assets” means (i) Restricted Cash, and (ii) the property, assets and interests of the Note Parties listed on Schedule 1.01 hereto.

“Excluded JV Subsidiaries” means those Subsidiaries (i) set forth on Schedule 1.02 hereto; and (ii) as otherwise approved by the Majority Noteholders in their sole discretion.

“Excluded Subsidiaries” means (a) the Subsidiaries listed on Schedule 1.02 hereto, (b) Immaterial Subsidiaries, and (c) any other Subsidiary designated from time to time by Issuer and approved in writing by the Majority Noteholders in their sole and absolute discretion.

“Excluded Taxes” means, with respect to Administrative Agent, any Noteholder or any other recipient of any payment to be made by or on account of any obligation of any Note Party hereunder or under any other Note Document, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the United States or the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located, as a result of a present or former connection by such recipient with the jurisdiction (other than any such connection arising from Administrative Agent or such Noteholder having executed, delivered, become a party to, performed its obligations or received a payment under, engaged in any other transaction pursuant to, or enforced, or from the receipt or perfection of a security interest under, this Agreement or any other Note Document), (b) any branch profits taxes imposed by the United States, or any similar Tax imposed by any other jurisdiction, (c) in the case of a Foreign Noteholder (other than an assignee pursuant to a request by Issuer under Section 10.14 hereto), any withholding tax that is imposed on amounts payable to such Foreign Noteholder at the time such Foreign Noteholder becomes a party hereto or is attributable to such Foreign Noteholder’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e) hereto, except to the extent that such Foreign Noteholder (or its assignor, if any) was entitled to receive additional amounts from Issuer with respect to such withholding tax pursuant to Section 3.01(a) hereto, and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Environmental Matters” means those certain existing material environmental matters affecting portions of the Properties as identified on the separate certification of Issuer dated of even date herewith.

“Extraordinary Receipt” means any proceeds of casualty insurance, condemnation or similar awards (and payments in lieu thereof); provided, however, that an Extraordinary Receipt shall not include cash receipts received from proceeds of insurance, condemnation or similar awards (or payments in lieu thereof) to the extent that such proceeds or awards are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

“Facility” means, at any time, the aggregate outstanding principal amount of the Notes outstanding under the Initial Facility, Incremental Facility and Additional Facility.

“Facility Increase Effective Date” has the meaning specified in Section 2.11(d).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Wilmington Trust on such day on such transactions as determined by Administrative Agent.

“Financial Covenants” means the covenants set forth in Section 7.11 hereto.

“Fiscal Year” means a calendar year.

“Foreign Noteholder” means any Noteholder that is organized under the laws of a jurisdiction other than that in which Issuer is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantor” has the meaning specified in Section 6.13 hereto.

“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means collectively, each of the now or hereafter existing Subsidiaries of Issuer, other than Excluded Subsidiaries.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, materials emitting sulfurous gases, urea formaldehyde foam insulation, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated as hazardous or toxic or any other term of similar import pursuant to any Environmental Law.

“Hopewell Agreement” means that certain Contract of Sale — Vacant Land, made as of May 2012 by and between WCI Communities, LLC and The Town of East Fishkill.

“Hopewell Property” means that certain parcel of land to be sold pursuant to the Hopewell Agreement.

“Housing Purchase Contract” means any legal, valid, binding and enforceable written agreement for the sale of houses or units to any bona-fide third-party purchaser entered into by a Note Party in the ordinary course of its business with customary terms and conditions and that provides for a cash down payment that is customary in the local market.

“Immaterial Subsidiary” means each Subsidiary of Issuer, other than a Guarantor, that

(a) for the most recent fiscal period for which financial statements of Issuer have been delivered to Administrative Agent pursuant to Section 6.01(a) or Section 6.01(b), had revenues not in excess of 5% of the consolidated revenues of Issuer and its Subsidiaries and (b) as of the end of

such fiscal period, had assets not in excess of 5% of Consolidated Total Assets, in each case as shown on the financial statements of Issuer for such fiscal period; provided that, as of the Closing Date, each entity listed as an “Immaterial Subsidiary” on Schedule 1.01B shall be an Immaterial Subsidiary; and provided further, that the Immaterial Subsidiaries, collectively, shall not have at any time (x) aggregate revenues in excess of 10% of the consolidated revenues of Issuer and its Subsidiaries or (y) aggregate assets in excess of 10% of Consolidated Total Assets.

“Incremental Facility” means any increase in the Initial Facility pursuant to Section 2.11 hereof.

“Incremental Noteholder” means any holder of an Incremental Note.

“Incremental Notes” has the meaning specified in Section 2.11(a) hereto.

“Indebtedness” means, without duplication, with respect to any Person (a) indebtedness or liability for borrowed money, including, without limitation, subordinated indebtedness;

(b) obligations evidenced by bonds, debentures, notes, or other similar instruments;

(c) obligations for the deferred purchase price of property or services, provided, however, that Indebtedness shall not include obligations with respect to options to purchase real property that have not been exercised; (d) obligations as lessee under capital leases to the extent that the same would, in accordance with GAAP, appear as liabilities in such Person’s consolidated balance sheet; (e) current liabilities in respect of unfunded vested benefits under any Employee Plans and incurred withdrawal liability under any Employee Plan; (f) reimbursement obligations under letters of credit (including contingent obligations with respect to letters of credit not yet drawn upon); (g) obligations under acceptance facilities; (h) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor against loss; (i) obligations secured by any Liens on any property of such Person, whether or not the obligations have been assumed; (j) net liabilities under interest rate swap, exchange or cap agreements (valued as the termination value thereof, computed in accordance with a method approved by the International Swaps and Derivatives Association and agreed to by such Person in the applicable agreement); (k) all Guarantees of such Person with respect to the foregoing, (l) condominium assurance bonds, and (m) all outstanding payment obligations with respect to performance surety bonds that have been drawn upon.  Indebtedness shall not include trade accounts payable incurred in the ordinary course of business, and contingent indemnities for which no claim has been asserted in respect of asset Dispositions otherwise permitted hereunder or in respect of the conduct of its Authorized Business Activities, accruals incurred in the ordinary course of business, or liabilities in respect of Land Bank Arrangements treated as Indebtedness under GAAP.

“Indebtedness for Borrowed Money” means (i) Indebtedness described in clauses (a), (b), (d) and (f) of the definition “Indebtedness”, and (ii) any Guarantee of such Indebtedness.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning specified in Section 10.04(b) hereto.

“Initial Facility” means the principal amount of the Initial Notes purchased on the Closing Date.

“Initial Noteholder” means any holder of an Initial Note.

“Initial Notes” has the meaning specified in Section 2.01(a) hereto.

“Initial Purchasers” means the purchasers of Initial Notes on the Closing Date.

“Intercreditor Agreement” means an intercreditor agreement among Administrative Agent, Collateral Agent and the agent(s) under the Permitted RC Facility in form and substance acceptable to the Majority Noteholders, the Collateral Agent and the agent(s) under the Permitted RC Facility.

“Interest Payment Date” means (i) with respect to any Base Rate Note, the 5th of each Month (or if such date is not a Business Day, the immediately following Business Day) during the term of this Agreement, commencing on July 5, 2012, (ii) with respect to any LIBOR Rate Note, the last day of the Interest Period, and (iii) the Maturity Date.

“Interest Period” means, as to each LIBOR Rate Note, the period commencing on the date such LIBOR Rate Note is disbursed or converted to or continued as a LIBOR Rate Note and ending on the date one month thereafter; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another Month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a Month (or on a day for which there is no numerically corresponding day in the Month at the end of such Interest Period) shall end on the last Business Day of the Month at the end of such Interest Period;

(c) no Interest Period shall extend beyond the Maturity Date; and

(d) unless all Noteholders otherwise agree, in no event shall there be more than (i) one Interest Period for then-outstanding LIBOR Rate Notes under any Facility, and (ii) four different Interest Periods for then-outstanding LIBOR Rate Notes.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of equity in another Person, (b) a loan, advance (other than advances with respect to accounts receivable made in the ordinary course of business on customary credit terms) or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit.

“IRS” means the United States Internal Revenue Service.

“Issuer” has the meaning specified in the introductory paragraph hereto.

“Joint Venture” means any Person (other than a Subsidiary) in which Issuer or any other member of the Consolidated Group holds any stock (other than stock issued by a public company and purchased on a recognized stock exchange), partnership interest, joint venture interest, limited liability company interest or other equity interest and is listed in part (b) of Schedule 5.14 hereto.

“Land Bank Arrangements” means option agreements entered into by Issuer or other members of the Consolidated Group under which Issuer or other member of the Consolidated Group has been granted an option to acquire Developable Land.

“Laws” means, collectively, all international, foreign, Federal, state or local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Letters of Credit” has the meaning specified in Section 5.15 hereto.

“Letters of Credit Cash Collateral” has the meaning specified in Section 5.15 hereto.

“LIBOR Business Day” means any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

“LIBOR Rate” means, as applicable to any LIBOR Rate Note (and in all cases, subject to the proviso set forth at the end of this defined term), the rate per annum as determined on the basis of the offered rates for deposits in Dollars, for a period of time comparable to the Interest Period for such LIBOR Rate Note which appears on the Dow Jones Market Services (f/k/a Telerate News Services), page 3750, titled as “British Banker Association Interest Settlement Rates”, as of 11:00 a.m. London time on the day that is two LIBOR Business Days preceding the first day of the Interest Period for such LIBOR Rate Note, provided, however, if the rate described above does not appear on such service on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the Interest Period for such LIBOR Rate Note which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two LIBOR Business Days preceding the first day of the Interest Period for such LIBOR Rate Note as selected by Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to the Interest Period for such LIBOR

Rate Note offered by major banks in New York, New York at approximately 11:00 a.m. on the day that is two LIBOR Business Days preceding the first day of the Interest Period for the LIBOR Rate Note. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Rate for a LIBOR Rate Note cannot be determined. In such event, the Note shall bear interest at the Base Rate. In the event that the FRB shall impose a Reserve Percentage with respect to LIBOR deposits of Administrative Agent, then for any period during which such Reserve Percentage shall apply, the LIBOR Rate with respect to LIBOR Rate Notes owing to Administrative Agent shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage; provided, that in all cases, if the LIBOR Rate set forth above is equal to less than 2.00%, then the LIBOR Rate for all purposes of this Agreement shall be deemed to equal 2.00%.

“LIBOR Rate Note” means a Note that bears interest at a rate based on the LIBOR Rate.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Liquidity” means, for any Person, as of any date of determination, the aggregate of (i) the amount of all cash and the fair market value (as determined in accordance with GAAP) of all Cash Equivalents held by such Person and its Subsidiaries on a consolidated basis on such date, and (ii) the amount available to be drawn under the Permitted RC Facility by any member of the Consolidated Group.

“Majority Noteholders” means, at any time, (i) Noteholders holding Notes representing more than 50% of the total outstanding principal amount of the Notes of all Noteholders, and (ii) in any event, both Stonehill and Monarch for as long as each holds Notes representing more than 32.5% of the total outstanding principal amount of the Notes of all Noteholders. The outstanding Notes of any Defaulting Noteholder shall be disregarded in determining Majority Noteholders at any time.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Note Parties taken as a whole; (b) a material impairment of the rights and remedies of Administrative Agent or any Noteholder under Note Documents or of the ability of any Note Party to perform its obligations under any Note Document to which it is a party; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Issuer of any Note Document to which it is a party or of any Lien on any material Collateral granted under the Note Documents; or (d) a material adverse effect upon any material Collateral.

“Maturity Date” means May 15, 2017.

“Monarch” means Monarch Alternative Capital LP, together with its Affiliates and Related Funds.

“Month” means a calendar month.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgaged Properties” means the “Mortgaged Property” defined in the Mortgages.

“Mortgages” has the meaning set forth in Section 6.13(b) hereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any member of the Consolidated Group or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

(a) with respect to any Debt Issuance, the excess, if any, of (a) the sum of cash and Cash Equivalents received in connection therewith over (b) the sum of the out-ofpocket fees and expenses, including legal, accounting and investment banking fees, underwriting discounts and other costs and expenses incurred by issuer of such Debt in connection with such transaction.

(b) with respect to any Extraordinary Receipt that is not otherwise included in clause (a) above, the sum of the cash and Cash Equivalents received in connection therewith; provided, however, that Net Cash Proceeds shall not include any such amounts to the extent that

(a) within 10 Business Days of the receipt of any such amounts, Issuer provides Administrative Agent written notice of its intent to reinvest such amounts in capital assets used or useful in the business of Issuer and its Subsidiaries, (b) such amounts are (x) reinvested in capital assets used or useful in the business of Issuer and its Subsidiaries within 12 months after the date of receipt thereof or (y) committed in writing to be reinvested in capital assets used or useful in the business of Issuer and its Subsidiaries within 12 months after the date of receipt thereof and are so reinvested within 6 months after such commitment, (c) during the time periods contemplated by clause (b), such amounts are held in a Control Account.

“Net Debt to Total Capitalization Ratio” means, for any Person, as of any date of determination, the ratio (expressed as a percentage) of (a) Net Indebtedness for Borrowed Money of such Person on such date to (b) Total Capitalization of such Person on such date.

“Net Indebtedness for Borrowed Money” means, for any Person, as of any date of determination (a) Indebtedness for Borrowed Money of such Person and its Subsidiaries on a consolidated basis, less (b) Unrestricted Cash of such Person and its Subsidiaries on a consolidated basis.

“Note” and “Notes” means the Initial Notes, Incremental Notes and Additional Notes, collectively.

“Note Documents” means this Agreement, each Note, the Security Documents, each of the Unconditional Guaranties and each other agreement executed in connection herewith or therewith.

“Note Parties” means, collectively, Issuer and Guarantors.

“Noteholder” and “Noteholders” means the Initial Noteholders, Incremental Noteholders and Additional Facility Noteholders, collectively.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Note Party arising under any Note Document or otherwise with respect to any Note, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Note Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means: (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Note Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Note Document.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any member of the Consolidated Group or any ERISA Affiliate or to which any member of the Consolidated Group or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Indebtedness” has the meaning specified in Section 7.01 hereto.

“Permitted Liens” has the meaning specified in Section 7.02 hereto.

“Permitted RC Facility” means an up to an aggregate $35,000,000 or, with the prior written consent of the Majority Noteholders, up to $50,000,000 revolving credit facility in form and substance reasonably acceptable to the Majority Noteholders, with all initial lenders thereunder being financial institutions that are reasonably acceptable to the Majority Noteholders.

“Permitted Seller Notes” means, with respect to any Disposition, compensation payable in debt instruments of the purchaser thereunder, the aggregate outstanding principal amount thereof shall not at any time exceed the greater of (i) $5,000,000 in the aggregate at any time outstanding; or (ii) such higher amount approved by the Majority Noteholders in their sole and absolute discretion.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means the Second Amended Joint Chapter 11 Plan of Reorganization for Issuer and its Affiliated Debtors under Chapter 11 of the Bankruptcy Code.

“Pledge Agreement” has the meaning specified in Section 6.13(a) hereto.

“Pledged Entities” means the members of the Consolidated Group listed as Pledged Entities on Schedule 5.14 hereto, together with any additional Subsidiaries formed after the Closing Date.

“Prior Credit Agreement” has the meaning set forth in the recitals hereto.

“Prohibited Transaction” means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

“Property” means all real property interests of the Property Owners, including land and any improvements situated thereon, and any construction and development with respect thereto, whether owned, acquired leased or otherwise represented as an interest therein by a Property Owner from time to time, and as of the Closing Date, means those real property interests listed on Schedule 5.08 hereto.

“Property Owners” means Issuer and such other members of the Consolidated Group as shall now or hereafter own Properties.

“Quarterly Reporting Date” means the earlier of (i) the date on which annual or quarterly financial statements are required to be delivered to Administrative Agent in accordance with the requirements of Sections 6.01(a) or 6.10(b) hereto, and (ii) the date on which such financial statements actually are delivered to Administrative Agent.

“Register” has the meaning specified in Section 10.06(c) hereto.

“Related Fund” means with respect to any Noteholder which is a fund that invests in loans, any other fund that invests in loans that is managed by the same investment advisor as such Noteholder or by an Affiliate of such Noteholder or such investment advisor.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, and advisors and representatives of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Reserve Percentage” means, as of any date, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against “Euro-currency Liabilities” as defined in Regulation D.

“Responsible Officer” means the chief executive officer, president, chief financial officer or treasurer of a Note Party or any Person designated by a Responsible Officer to act on behalf of a Responsible Officer; provided that such designated Person may not designate any other Person to be a Responsible Officer. Any document delivered hereunder that is signed by a Responsible Officer of a Note Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Note Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Note Party.

“Restricted Cash” means (i) deposits supporting performance bonds to the extent permitted under Section 7.01(e) and (ii) Escrow Deposits.

“Rights Offering” a rights offering of at least $50 million of the common stock of the Company on terms and pursuant to documentation satisfactory to the Initial Purchasers.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sanctions” means any international economic sanction administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreements” has the meaning specified in Section 6.13(a) hereto.

“Security Documents” has the meaning specified in Section 6.13(a) hereto.

“Shareholder Equity” means, for any Person, as of any date of determination (a) the consolidated total assets of such Person and its Subsidiaries as of such date (as determined in accordance with GAAP) on a consolidated basis, less (b) the consolidated total liabilities (other than any tax liabilities under the accounting and reporting requirements of FASB Interpretation 48) of such Person and its Subsidiaries as of such date (as determined in accordance with GAAP) on a consolidated basis.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stonehill” means Stonehill Capital Management, LLC, together with its Affiliates and Related Funds.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a direct or indirect Subsidiary or Subsidiaries of Issuer. This definition of Subsidiary, as it relates to the Consolidated Group, shall expressly exclude any interest, control or holdings of any member of the Consolidated Group in not-for-profit golf clubs, common interest realty associations, condominium associations, homeowner or community associations or similar not-for-profit recreational or community organizations or associations, and further exclude any CDD or special district in which a Person holds no equity interests therein.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Total Capitalization” means, for any Person, as of any date of determination, the sum of

(a) the Indebtedness for Borrowed Money of such Person and its Subsidiaries as of such date (as determined in accordance with GAAP) on a consolidated basis, plus (b) Shareholder Equity.

“Total Outstandings” means at any time, the aggregate outstanding amount of all Notes.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Type” means, with respect to a Note, its character as a Base Rate Note or a LIBOR Rate Note.

“UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time.

“Unconditional Guaranty” means the Unconditional Guaranty made by the Guarantors in favor of Administrative Agent and the Noteholders, dated the Closing Date and substantially in the form of Exhibit D attached hereto.

“Unfunded Pension Liability” means the excess, if any, of (a) the funding target as defined under Section 430(d) of the Code without regard to the special at-risk rules of Section 430(i) of the Code; over (b) the value of plan assets as defined under Section 430(g)(3)(A) of the Code determined as of the last day of each calendar year, without regard to the averaging which may be allowed under Section 430(g)(3)(B) of the Code and reduced for any pre-funding balance or funding standard carryover balance as defined and provided for in Section 430(f) of the Code.

“United States” and “U.S.” mean the United States of America.

“Unrestricted Cash” means all cash and Cash Equivalents of the Note Parties which is not Restricted Cash.

“Value” with respect to the Disposition of Collateral by a Disposition Entity, means net proceeds from such Disposition (together with Permitted Seller Notes) that reflects the fair value reasonably obtainable from a third party in an arms-length transaction for such asset in the good faith judgment of the management of such Disposition Entity at the time and under the circumstances then existing, including consideration of the market conditions at the time relating to such Disposition; provided, that (i) any Disposition by virtue of a casualty event or condemnation shall be deemed to be for Value.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by

(ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wilmington Trust” means Wilmington Trust, National Association, together with its successors and assigns.

1.02. OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Note Document, unless otherwise specified herein or in such other Note Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Note Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Note Document, shall be construed to refer to such Note Document in its entirety and not to any particular provision thereof, (iv) all references in a Note Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Note Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Note Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Note Document.

1.03. ACCOUNTING TERMS.

(a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis as in effect from time to time.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Note Document, and either Issuer or the Majority Noteholders shall so request, the Majority Noteholders and Issuer shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Noteholders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Issuer shall provide to Administrative Agent and the Noteholders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

1.04. ROUNDING. Any financial ratios required to be calculated pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05. TIMES OF DAY. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

ARTICLE II.

THE NOTES

2.01. NOTES.

(a) Authorization of the Initial Notes. Issuer will authorize the issuance and sale of promissory notes, dated as of the Closing Date, made payable by Issuer to the order of the Initial Purchasers in the aggregate original principal amount of One Hundred Twenty Five Million Dollars ($125,000,000) and otherwise in the form of Exhibit A attached hereto (the “Initial Notes”), with such changes as may be approved by the Initial Purchasers and Issuer.  The Initial Notes shall bear interest as set forth in Section 2.05.

(b) Issuance of the Initial Notes. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth in this Agreement, Issuer will issue and sell to the Initial Purchasers and the Initial Purchasers will purchase from Issuer, on the Closing Date, the Initial Notes in an aggregate original principal amount equal to $125,000,000 at a price of ninety eight percent (98%) of such principal amount.

(c) Delivery and Registration of the Initial Notes. At the closing of the sale of the Initial Notes pursuant to this Agreement (the “Closing”), at the request of an Initial Purchaser, Issuer will either (i) deliver to such Initial Purchaser the amount of Notes to be purchased by such Initial Purchaser, dated the Closing Date, and issued in the name of such Initial Purchaser (or in the name of a nominee or nominees of such Initial Purchaser), or (ii) register the principal amount of such Initial Notes to be sold to such Initial Purchaser in book-entry form, in one or more accounts or records maintained by Issuer (including pursuant to Section 10.06(c) hereof) and by Administrative Agent in the ordinary course of business, in each case against delivery by such Initial Purchaser to Issuer or its order, or as otherwise directed by Issuer in writing, of immediately available funds in the amount of the purchase price for such Initial Notes by wire transfer of immediately available funds to an account or accounts designated in writing by Issuer. If at the Closing Issuer shall fail to tender (or effect registration of) such Initial Notes to such Initial Purchaser, or any of the conditions specified in Article IV shall not have been fulfilled to the satisfaction of, or waived by, such Initial Purchaser, such Initial Purchaser shall at its election be relieved of all further obligations under this Agreement with respect to the Closing, without thereby waiving any rights it may have by any reason of such failure or such non-fulfillment.  The accounts or records maintained by Administrative Agent and Issuer (including pursuant to Section 10.06(c) hereof) pursuant to subsection (ii) above shall be conclusive absent manifest error of the amount of the Notes held by any Noteholder and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Issuer hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by Issuer (if separate) and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. Notwithstanding the foregoing, a Noteholder whose interest in the Notes is held in book-entry form only, may request, through Administrative Agent, that it be issued a Note at any time. For the purposes of this Agreement, references to the issuance of a Note shall be deemed to refer to either the issuance of such Note or the registration of such Note in book-entry form as set forth above.

2.02. CONVERSIONS AND CONTINUATIONS OF NOTES.

(a) Until the occurrence and continuation of an Event of Default, and subject to the further provisions of Sections 3.02 and 3.03, all Initial Notes and Incremental Notes shall be LIBOR Rate Notes and, except as otherwise provided in this Agreement, shall automatically be continued as LIBOR Rate Notes on the last day of the Interest Period then in effect.  Upon the occurrence and continuation of an Event of Default, effective as of the last day of the Interest Period then in effect with respect to the applicable LIBOR Rate, all LIBOR Rate Notes hereunder shall automatically convert to Base Rate Notes and shall remain Base Rate Notes unless and until such Event of Default is waived in writing in accordance with the applicable provisions of Section 10.01 or such Event of Default is otherwise no longer continuing.  Such Base Rate Notes shall automatically convert to LIBOR Rate Notes on the third Business Day after the effective date of such waiver, or the date as of which such Event of Default is otherwise no longer continuing.

(b) Administrative Agent shall promptly notify Issuer and any holder of LIBOR Rate Notes of the interest rate applicable to any Interest Period for LIBOR Rate Notes upon determination of such interest rate.  At any time that Base Rate Notes are outstanding, Administrative Agent shall notify Issuer and the Noteholders of any change in Wilmington Trust’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

2.03. PREPAYMENTS.

(a) Voluntary Prepayments. Issuer may, upon notice from Issuer to Administrative Agent, at any time or from time to time voluntarily prepay Notes in whole or in part without premium or penalty except as discussed in Section 2.03(d); provided that (i) such notice must be received by Administrative Agent not later than 12:00 noon (A) three Business Days prior to any date of prepayment of LIBOR Rate Notes and (B) on the date of prepayment of Base Rate Notes; (ii) any prepayment of LIBOR Rate Notes shall be in a principal amount of $250,000 or a whole multiple of $50,000 in excess thereof; and (iii) any prepayment of Base Rate Notes shall be in a principal amount of $100,000 or a whole multiple of $50,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Notes to be prepaid, which date may be contingent upon the closing of any transaction refinancing the Notes. Administrative Agent will promptly notify each Noteholder of its receipt of each such notice, and of the amount of such Noteholder’s Applicable Percentage of such prepayment. If such notice is given by Issuer, Issuer shall make such prepayment and the payment amount specified in such notice, together with any applicable prepayment premium as described in Section 2.03(d) hereto, shall be due and payable on the date specified therein.  Any prepayment of a LIBOR Rate Note shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05 hereto. Each such prepayment shall be applied to the Notes of the Noteholders in accordance with their respective Applicable Percentages.

(b) Mandatory Prepayments. Within five Business Days after receipt by Issuer or any of its Subsidiaries of the Net Cash Proceeds of any Debt Issuance or Extraordinary

Receipts, Issuer shall make a mandatory prepayment (without premium or penalty) by prepaying an aggregate principal amount of Notes equal to (i) with respect to Net Cash Proceeds received by Issuer or any of its wholly-owned Subsidiaries, 100% of such Net Cash Proceeds, or (ii) with respect to Net Cash Proceeds received by any Subsidiary of Issuer that is not a wholly-owned Subsidiary, the maximum amount of such Net Cash Proceeds that Issuer or any of its wholly-owned Subsidiaries is able to cause to be distributed to Issuer or such wholly-owned Subsidiary pursuant to applicable organizational and any other constituent documents.

(c) Application of Prepayments. All amounts in prepayment of the Notes shall be paid and applied in accordance with Section 8.03 hereto.

(d) Prepayment Premium. In the event that, on or prior to the second anniversary of the Closing Date, Issuer makes any prepayment of the Initial Notes or Incremental Notes pursuant to Section 2.03(a) or 2.03(b) or upon any prepayment of such Notes in connection with a Change of Control or upon an Event of Default and acceleration of such Notes, Issuer shall pay to Administrative Agent, concurrently with such prepayment, for the ratable account of each holder of such Notes, a prepayment premium as follows: (i) if such prepayment or payment is made on or prior to the first anniversary of the Closing Date, a premium equal to 2% of the principal amount of such Notes being prepaid or paid and (ii) if such prepayment or payment is made after the first anniversary of the Closing Date but on or prior to the second anniversary of the Closing Date, a premium equal to 1% of the principal amount of the Notes being prepaid or paid.

2.04. PAYMENT AT MATURITY. The entire principal amount of Initial Notes and Incremental Notes then outstanding, any accrued and unpaid interest thereon and all other Obligations thereunder shall be due and payable, and shall be paid in cash, on the Maturity Date. Issuer understands and acknowledges that it is obligated for the entire principal amount of the Notes issued by it, any accrued interest on such Notes and all other Obligations.

2.05. INTEREST.

(a) Subject to the provisions of subsection (b) below, (i) each LIBOR Rate Note shall bear interest on the outstanding principal amount thereof for each Interest Period at a fluctuating interest rate per annum equal to the LIBOR Rate plus the Applicable Margin; and

(ii) each Base Rate Note shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin.

(b) (i) If any amount (including principal and interest thereon) of any Note is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii) While any Event of Default exists and is continuing, Issuer shall pay interest on all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Note shall be due and payable in cash in arrears with respect to each Month or other applicable period on each Interest Payment Date and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.06. FEES. Issuer shall pay to Agents and the Noteholders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.07. COMPUTATION OF INTEREST AND FEES. For LIBOR Rate Notes, all computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). For Base Rate Notes, all computations of fees and interest shall be made on the basis of a 365-day year, or a 366-day year (as applicable), and actual days elapsed. Interest shall accrue on each Note for the day on which the Note is made, and shall not accrue on a Note, or any portion thereof, for the day on which the Note or such portion is paid. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.08. [INTENTIONALLY OMITTED]

2.09. PAYMENTS GENERALLY; ADMINISTRATIVE AGENT’S CLAWBACK.

(a) General. All payments to be made by Issuer shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Issuer hereunder shall be made to Administrative Agent, for the account of the respective Noteholders to which such payment is owed, at Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. (New York time) on the date specified herein. Administrative Agent will promptly distribute to each Noteholder its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to the account of such Noteholder as notified in writing to the Administrative Agent. All payments received by Administrative Agent after 2:00 p.m. (New York time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If and to the extent Administrative Agent shall not make such payments to Noteholders when due as set forth in the preceding sentence, then such unpaid amounts shall accrue interest, payable by Administrative Agent, at the Federal Funds Rate from the due date until (but not including) the date on which Administrative Agent makes such payments to Noteholders. If any payment to be made by Issuer shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) Payments by Issuer; Presumptions by Administrative Agent. Unless Administrative Agent shall have received notice from Issuer prior to the date on which any payment is due to Administrative Agent for the account of the Noteholders that Issuer will not make such payment, Administrative Agent may assume that Issuer has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Noteholders the amount due; it being agreed and acknowledged that Administrative Agent shall have no obligation to make such distribution until such payment is actually received from Issuer. In such event, if Issuer has not in fact made such payment, then each of the Noteholders severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Noteholder, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of Administrative Agent to any Noteholder or Issuer with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Noteholder makes available to Administrative Agent funds for any Note to be made by such Noteholder as provided in the foregoing provisions of this Article II, and such funds are not made available to Issuer by Administrative Agent because the conditions to the Closing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, Administrative Agent shall return such funds (in like funds as received from such Noteholder) to such Noteholder, without interest.  The funding by the Initial Purchasers of their purchase of the Initial Notes on the Closing Date shall be deemed conclusive evidence that each condition precedent in Section 4.01 which is required to be acceptable or otherwise satisfactory (or words of similar import) to the Initial Purchasers or their counsel, has been satisfied with respect to any requisite approval of the Initial Purchasers and their counsel.

2.10. SHARING OF PAYMENTS BY NOTEHOLDERS. If any Noteholder shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of the Facility due and payable to such Noteholder hereunder and under the other Note Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Noteholder at such time to (ii) the aggregate amount of the Obligations in respect of the Facility due and payable to all Noteholders hereunder and under the other Note Documents at such time) of payments on account of the Obligations in respect of the Facility due and payable to all Noteholders hereunder and under the other Note Documents at such time obtained by all the Noteholders at such time or (b) Obligations in respect of the Facility owing (but not due and payable) to such Noteholder hereunder and under the other Note Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Noteholder at such time to (ii) the aggregate amount of the Obligations in respect of the Facility owing (but not due and payable) to all Noteholders hereunder and under the other Note Documents at such time) of payment on account of the Obligations in respect of the Facility owing (but not due and payable) to all Noteholders hereunder and under the other Note Documents at such time obtained by all of the Noteholders at such time, then the Noteholder receiving such greater proportion shall (a) notify Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in Notes of the other Noteholders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Noteholders ratably in accordance with the aggregate amount of Obligations in respect of the Facility then due and payable to the Noteholders or owing (but not due and payable) to the Noteholders, as the case may be, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of Issuer pursuant to and in accordance with the express terms of this Agreement, or (y) any payment obtained by a Noteholder as consideration for the assignment of or sale of a participation in any of its Notes (other than an assignment to Issuer or any Subsidiary thereof (as to which the provisions of this Section shall apply)).

Issuer consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Noteholder acquiring a participation pursuant to the foregoing arrangements may exercise against Issuer rights of setoff and counterclaim with respect to such participation as fully as if such Noteholder were a direct creditor of Issuer in the amount of such participation.

2.11. INCREASE IN FACILITY.

(a) Request for Increase. Upon notice to Administrative Agent (which shall promptly notify the Noteholders), Issuer may from time to time before the Maturity Date, request an increase in the Initial Facility; provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000, (ii) Issuer may make a maximum of three such requests, (iii) the aggregate amount of increases under this Section 2.11 and the Additional Facilities under Section 2.12 shall not exceed $25,000,000, and (iv) the purchase price for the Notes purchased as a result of the increase in the Initial Facility (such new Notes, “Incremental Notes”) shall be ninety eight percent (98%) of the principal amount thereof. At the time of sending such notice, Issuer (in consultation with Administrative Agent) shall specify the time period within which each Noteholder is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Noteholders) as to whether it elects to participate in the requested increase.

(b) Noteholder Elections to Increase. Each Noteholder shall notify Administrative Agent within such time period as to whether or not it agrees to purchase Incremental Notes and, if so, whether by an amount equal to, greater than, or less than its ratable portion (based on such Noteholder’s Applicable Percentage in respect of the Facility) of such requested increase. Any Noteholder not responding within such time period shall be deemed to have declined to purchase Incremental Notes.

(c) Notification by Administrative Agent; Additional Incremental Noteholders. Administrative Agent shall notify Issuer of the Noteholders’ responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of Administrative Agent (which approval shall not be unreasonably withheld, conditioned or delayed), Issuer may also invite additional Eligible Assignees to become Incremental Noteholders pursuant to a joinder agreement in form and substance reasonably satisfactory to Administrative Agent.

(d) Effective Date and Allocations. If the Facility is increased in accordance with this Section, Administrative Agent, the purchasers purchasing Incremental Notes and Issuer shall determine the date upon which such Incremental Notes shall be sold to the Incremental Noteholders (the “Facility Increase Effective Date”) and the final allocation of such increase. Administrative Agent shall promptly notify Issuer and the Noteholders of the final allocation of such increase and the Facility Increase Effective Date. At the written request of the Majority Noteholders, Administrative Agent shall sign an amendment on behalf of the Noteholders effectuating the increase to the Initial Facility.

(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, Issuer shall deliver to Administrative Agent a certificate dated as of the Facility Increase Effective Date (in sufficient copies for each Noteholder) signed by a Responsible Officer of Issuer (i) certifying and attaching the resolutions adopted by Issuer approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Note Documents are true and correct in all material respects on and as of the Facility Increase Effective Date (provided that any such representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that any such representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such earlier date), and except that for purposes of this Section 2.11, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, (B) no Default or Event of Default exists, (C) no fact, event, circumstance, change, occurrence, effect or condition, individually or in the aggregate, has resulted therefrom or would reasonably be expected to result therefrom in a Material Adverse Effect, and (D) Issuer is in pro forma compliance with the financial covenants set forth in Section 7.11. On the Facility Increase Effective Date, the Incremental Notes shall be purchased by the Incremental Noteholders participating therein pursuant to the procedures substantially similar to those set forth in Section 2.01(c) and otherwise upon the terms and conditions set forth herein.

(f) Conflicting Provisions. This Section 2.11 shall supercede Section 10.01 solely for purposes of amending this Agreement to effectuate the increase in the Facility contemplated by this Section 2.11 but not for any other purpose.

2.12. ADDITIONAL FACILITY.

(a) Request for Additional Facility. Upon notice to Administrative Agent (which shall promptly notify the Noteholders), Issuer may from time to time before the Maturity Date, request one or more additional note facilities under this Agreement (each an “Additional Facility”); provided that (i) any such Additional Facility shall be in a minimum amount of $5,000,000, (ii) Issuer may make a maximum of three such requests, and (iii) the aggregate increases in the Initial Facility under Section 2.11 and the Additional Facilities under this Section

2.12 shall not exceed $25,000,000. At the time of giving such notice, Issuer (in consultation with Administrative Agent or the Majority Noteholders) shall specify the time period within which each Noteholder is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Noteholders) as to whether it elects to participate in the requested Additional Facility.

(b) Noteholder Elections. Each Noteholder shall notify Administrative Agent within such time period whether or not it agrees to participate in the requested Additional Facility and, if so, the amount of such participation. Any Noteholder not responding within such time period shall be deemed to have declined to participate in such Additional Facility.

(c) Notification by Administrative Agent; Additional Facility Noteholders. Administrative Agent shall notify Issuer of the Noteholders’ responses to each request made hereunder. To achieve the full amount of a requested Additional Facility, and subject to the approval of Administrative Agent (which approval shall not be unreasonably withheld, conditioned or delayed) and the Majority Noteholders, Issuer may also invite additional Eligible Assignees to participate in an Additional Facility.

(d) Effective Date and Allocations. If an Additional Facility is provided in accordance with this Section, Administrative Agent (or the Majority Noteholders) and Issuer shall determine the date upon which Additional Facility Notes shall be sold to such purchasers (the “Additional Facility Effective Date”) and the final allocation of such Additional Facility. Administrative Agent shall promptly notify Issuer and the Noteholders purchasing Additional Facility Notes pursuant to such Additional Facility of the final allocation of such Additional Facility and the Additional Facility Effective Date.

(e) Terms of Additional Facilities. Each Additional Facility shall have such terms and conditions as are consistent herewith and as are set forth in an amendment or supplement to this Agreement entered into among Issuer, the Guarantors, the Additional Facility Noteholders that have agreed to participate in such Additional Facility and Administrative Agent (but not any of the other Noteholders) (provided that any consent of Administrative Agent to such amendment or supplement shall not be unreasonably withheld, conditioned or delayed), with such terms and conditions to be acceptable to the Majority Noteholders; provided, however, that (A) each Additional Facility shall rank pari passu in right of payment and of security with the other Facility, (B) Additional Facility Notes shall not mature earlier than the Maturity Date with respect to the Initial Facility and shall have a Weighted Average Life to Maturity no shorter than the Weighted Average Life to Maturity of the Initial Facility, (C) each Additional Facility shall be treated substantially the same as (and in any event, no more favorably than) the Initial Facility (in each case, including with respect to mandatory and voluntary prepayments) and (D) each Additional Facility will accrue interest at rates determined by Issuer and the applicable

Additional Facility Noteholders, which rates may be higher or lower than the rates applicable to the Initial Notes.

(f) Conditions to Additional Facility. As a condition precedent to such Additional Facility, Issuer shall deliver to Administrative Agent a certificate dated as of the Additional Facility Effective Date (in sufficient copies for each Noteholder) signed by a Responsible Officer of Issuer certifying to the matters set forth in Section 2.12(e).  On the Additional Facility Effective Date, the Additional Facility Notes shall be purchased by the Additional Facility Noteholders participating therein pursuant to the procedures substantially similar to those set forth in Section 2.01(c) and otherwise upon the terms and conditions set forth herein.

2.13. DEFAULTING NOTEHOLDERS.

(a) Defaulting Noteholder Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Noteholder becomes a Defaulting Noteholder, then, until such time as such Noteholder is no longer a Defaulting Noteholder, to the extent permitted by applicable law:

(i) Waivers and Amendments. Such Defaulting Noteholder’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Majority Noteholders.

(ii) Defaulting Noteholder Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Noteholder (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by Administrative Agent from a Defaulting Noteholder pursuant to Section 10.08 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Noteholder to Administrative Agent hereunder; second, to the payment of any amounts owing to the Noteholders, as a result of any judgment of a court of competent jurisdiction obtained by any Noteholder against such Defaulting Noteholder as a result of such Defaulting Noteholder’s breach of its obligations under this Agreement; third, so long as no Default or Event of Default exists, to the payment of any amounts owing by such Defaulting Noteholder to Issuer as a result of any judgment of a court of competent jurisdiction obtained by Issuer against such Defaulting Noteholder as a result of such Defaulting Noteholder’s breach of its obligations under this Agreement; and fourth, to such Defaulting Noteholder or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Noteholder that are applied (or held) to pay amounts owed by a Defaulting Noteholder shall be deemed paid to and redirected by such Defaulting Noteholder, and each Noteholder irrevocably consents hereto.

(b) Defaulting Noteholder Cure. If Issuer, Administrative Agent and the Majority Noteholders agree in writing that a Noteholder is no longer a Defaulting Noteholder, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Noteholder will take such actions as Administrative Agent may determine to be necessary, whereupon such Noteholder will cease to be a Defaulting Noteholder; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Issuer while that Noteholder was a Defaulting Noteholder; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Noteholder to Noteholder will constitute a waiver or release of any claim of any party hereunder arising from that Noteholder’s having been a Defaulting Noteholder.

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY

3.01. TAXES.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of Note Parties hereunder or under any other Note Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Note Party shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this section) Administrative Agent or Noteholder, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Note Party shall make such deductions and (iii) such Note Party shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) Payment of Other Taxes by Note Parties. Without limiting the provisions of subsection (a) above, the relevant Note Party shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Indemnification by Issuer. Issuer shall indemnify Administrative Agent and each Noteholder, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by Administrative Agent or such Noteholder, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Issuer or by a Noteholder (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Noteholder, shall be conclusive absent manifest error.

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Issuer to a Governmental Authority, Issuer shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.

(e) Status of Noteholders. Any Foreign Noteholder that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Note Party is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Note Document shall deliver to Issuer (with a copy to Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by Issuer or Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Noteholder, if requested by Issuer or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Issuer or Administrative Agent as will enable the relevant Note Party or Administrative Agent to determine whether or not such Noteholder is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in this Section 3.01(e)(i), (ii), or (iii) below) shall not be required if in the Foreign Noteholder’s reasonable judgment such completion, execution or submission would subject such Foreign Noteholder to any material unreimbursed cost or would materially prejudice the legal or commercial position of such Foreign Noteholder.

Without limiting the generality of the foregoing, in the event that the relevant Note Party is resident for tax purposes in the United States, any Foreign Noteholder shall deliver to Issuer and Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Noteholder becomes a Noteholder under this Agreement (and from time to time thereafter upon the request of Issuer or Administrative Agent, but only if such Foreign Noteholder is legally entitled to do so), whichever of the following is applicable:

(i) duly completed copies of IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(ii) duly completed copies of IRS Form W-8ECI claiming exemption for effectively connected income,

(iii) in the case of a Foreign Noteholder claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Noteholder is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of such Note Party within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c) (3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN,

(iv) in the case of a Foreign Noteholder that is not the beneficial owner of a payment received under any Note Documents, (x) duly completed copies of IRS Form W-8IMY and (y) duly completed copies of IRS Form W-8ECI, W-8BEN, W-9 or other certification forms from each beneficial owner, as applicable, or

(v) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit such Note Party to determine the withholding or deduction required to be made.

(f) FATCA. If a payment made to a Noteholder under any Note Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Noteholder were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Noteholder shall deliver to Issuer and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Issuer or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Issuer or Administrative Agent as may be necessary for Issuer and Administrative Agent to comply with their obligations under FATCA and to determine that such Noteholder has complied with such Noteholder’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(g) Treatment of Certain Refunds. If Administrative Agent, or any Noteholder determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by Issuer or with respect to which Issuer has paid additional amounts pursuant to this Section, it shall pay promptly to Issuer an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Issuer under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of Administrative Agent, and such Noteholder, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that Issuer, upon the request of Administrative Agent or such Noteholder, agrees to repay the amount paid over to Issuer (plus any penalties, interest or other charges imposed by the relevant Governmental Authority, other than penalties, interest or other charges imposed as a result of the gross negligence or willful misconduct of such Noteholder) to Administrative Agent or such Noteholder in the event Administrative Agent or such Noteholder is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.01(g), in no event will Administrative Agent or any Noteholder be required to pay any amount to Issuer pursuant to this Section 3.01(g) the payment of which would place Administrative Agent or such Noteholder in a less favorable net after-Tax position than Administrative Agent or such Noteholder would have been if the indemnification payments or additional amounts giving rise to such refund had never been paid. This subsection shall not be construed to require Administrative Agent or any Noteholder to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Issuer or any other Person.

3.02. ILLEGALITY.

If any Noteholder determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Noteholder to purchase or hold LIBOR Rate Notes, or to determine or charge interest rates based upon the LIBOR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Noteholder to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Noteholder to Issuer through Administrative Agent, any obligation of such Noteholder to make or continue LIBOR Rate Notes or to convert Base Rate Notes to LIBOR

Rate Notes shall be suspended until such Noteholder notifies Administrative Agent and Issuer that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, Issuer shall, upon demand from such Noteholder (with a copy to Administrative Agent), prepay or, if applicable, convert all LIBOR Rate Notes of such Noteholder to Base Rate Notes, either on the last day of the Interest Period therefor, if such Noteholder may lawfully continue to maintain such LIBOR Rate Notes to such day, or immediately, if such Noteholder may not lawfully continue to maintain such LIBOR Rate Notes. Upon any such prepayment or conversion, Issuer shall also pay accrued interest on the amount so prepaid or converted.

3.03. INABILITY TO DETERMINE RATES. If the Majority Noteholders determine that for any reason in connection with any conversion to or continuation of a LIBOR Rate Note that (a) Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such LIBOR Rate Note, (b) adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Note, or (c) the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Note does not adequately and fairly reflect the cost to such Noteholders of funding such Note, Administrative Agent will promptly so notify Issuer and each Noteholder; thereafter, the obligation of the Noteholders to make or maintain LIBOR Rate Notes shall be suspended until Administrative Agent (upon the instruction of the Majority Noteholders) revokes such notice.  Upon receipt of such notice, all LIBOR Rate Notes will automatically convert to Base Rate Notes on the last day of the then-current Interest Rate Period and shall remain Base Rate Notes until the third Business Day after notice of the revocation of such suspension is given by Administrative Agent, on which third Business Day such Notes shall automatically convert to LIBOR Rate Notes.

3.04. INCREASED COSTS; RESERVES ON LIBOR RATE NOTES.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Noteholder (except any reserve requirement contemplated by Section 3.04(e) hereto);

(ii) subject any Noteholder to any tax of any kind whatsoever with respect to this Agreement, or any LIBOR Rate Note made by it, or change the basis of taxation of payments to such Noteholder in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Noteholder); or

(iii) impose on any Noteholder or the London interbank market any other condition, cost or expense affecting this Agreement or LIBOR Rate Notes made by such Noteholder;

and the result of any of the foregoing shall be to increase the cost to such Noteholder of making, converting to, continuing or maintaining any LIBOR Rate Note (or of maintaining its obligation to make any such Note), or to reduce the amount of any sum received or receivable by such

Noteholder hereunder (whether of principal, interest or any other amount) then, upon request of such Noteholder, Issuer will pay to such Noteholder, as the case may be, such additional amount or amounts as will compensate such Noteholder for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Noteholder determines that any Change in Law affecting such Noteholder regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Noteholder’s capital or on the capital of such Noteholder’s holding company, if any, as a consequence of this Agreement, the Notes made by such Noteholder, to a level below that which such Noteholder or such Noteholder’s holding company could have achieved but for such Change in Law (taking into consideration such Noteholder’s policies and the policies of such Noteholder’s holding company with respect to capital adequacy), then from time to time Issuer will pay to such Noteholder such additional amount or amounts as will compensate such Noteholder or such Noteholder’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Noteholder setting forth the amount or amounts necessary to compensate such Noteholder or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section, showing the calculation thereof in reasonable detail, and delivered to Issuer (with a copy to Administrative Agent) shall be conclusive absent manifest error. Issuer shall pay such Noteholder, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Noteholder to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Noteholder’s right to demand such compensation, provided that Issuer shall not be required to compensate a Noteholder pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Noteholder, as the case may be, notifies Issuer of the Change in Law giving rise to such increased costs or reductions and of such Noteholder’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Reserves on LIBOR Rate Notes. Issuer shall pay to each Noteholder, as long as such Noteholder shall be required to maintain reserves with respect to liabilities or assets consisting of or including Euro-currency funds or deposits (currently known as “Euro-currency Liabilities”), additional interest on the unpaid principal amount of each LIBOR Rate Note equal to the actual costs of such reserves allocated to such Note by such Noteholder (as determined by such Noteholder in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Note, provided that Issuer shall have received at least 10 days’ prior notice (with a copy to Administrative Agent) of such additional interest from such Noteholder. If a Noteholder fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

3.05. COMPENSATION FOR LOSSES. Upon demand of any Noteholder (with a copy to Administrative Agent) from time to time, Issuer shall promptly compensate such Noteholder for and hold such Noteholder harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Note other than a Base Rate Note on a day other than the last day of the Interest Period for such Note (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by Issuer (for a reason other than the failure of such Noteholder to purchase a Note) to prepay, borrow, continue or convert any Note other than a Base Rate Note on the date or in the amount notified by Issuer; or

(c) any assignment of a LIBOR Rate Note on a day other than the last day of the Interest Period therefor as a result of a request by Issuer pursuant to Section 10.06 hereto;

including any loss or expense (but excluding loss of margin) arising from the liquidation or reemployment of funds obtained by it to maintain such Note or from fees payable to terminate the deposits from which such funds were obtained. Issuer shall also pay any customary administrative fees charged by such Noteholder in connection with the foregoing.

For purposes of calculating amounts payable by Issuer to the Noteholders under this Section 3.05 hereto, each Noteholder shall be deemed to have funded each LIBOR Rate Note made by it at the LIBOR Rate for such Note by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Note was in fact so funded.

3.06. MITIGATION OBLIGATIONS; REPLACEMENT OF NOTEHOLDERS.

(a) [Intentionally Omitted].

(b) Replacement of Noteholders. If any Noteholder requests compensation under Section 3.04 hereto, or if Issuer is required to pay any additional amount to any Noteholder or any Governmental Authority for the account of any Noteholder pursuant to Section 3.01 hereto, or any Noteholder gives notice pursuant to Section 3.02 hereto, Issuer may replace such Noteholder in accordance with Section 10.13 hereto.

3.07. SURVIVAL. All of Issuer’s obligations under this Article III shall survive termination of this Agreement and repayment of all Obligations hereunder.

ARTICLE IV. CONDITIONS PRECEDENT

4.01. CONDITIONS TO THE CLOSING DATE. This Agreement shall become effective and binding upon the parties hereto only on the date on which each of the following conditions precedent has been satisfied or waived in writing by the Initial Purchasers; each such document, certificate and delivery below shall be in form and substance satisfactory to the Initial Purchasers in their sole and absolute discretion:

(a) Note Documents. Administrative Agent and the Initial Purchasers shall have received:

(i) this Agreement, duly executed by the parties hereto (with a counterpart copy for each Initial Purchaser);

(ii) the Initial Notes, each duly executed by Issuer in favor of each Noteholder that requests an Initial Note;

(iii) each Unconditional Guaranty, duly executed by each Guarantor, together with such certificates and filings required thereunder;

(iv) each Control Agreement, duly executed by each party thereto, together with such certificates and filings required thereunder;

(v) each Security Agreement, duly executed by each party thereto, together with such certificates and filings required thereunder;

(vi) Mortgages relating to all Properties of the Note Parties (other than the Hopewell Property), duly executed by each party thereto, together with all related instruments and documents, including, without limitation, all certificates and instruments, all certified surveys, (or affidavits of no-change satisfactory to the title company), flood insurance (if applicable), appraisals, zoning reports, environmental reports, title insurance policies, and opinions of counsel as Collateral Agent and the Initial Purchasers may reasonably request, and shall take all further action that may be reasonably necessary or desirable, or that Collateral Agent and the Initial Purchasers may reasonably request, to create, perfect, and protect Liens in favor of Collateral Agent in the Mortgaged Properties, and other certificates and filings required thereunder; provided that, surveys and/or survey affidavits of no change shall not be required either as conditions precedent or conditions subsequent;

(vii) each Pledge Agreement, duly executed by each party thereto, together with such certificates and filings required thereunder;

(viii) each other Note Document, duly executed by each party thereto, together with such certificates and filings required thereunder; and

(ix) such certificates of resolutions or other action, incumbency certificates, releases of any prior lenders or lien holders (other than Permitted Indebtedness, Permitted Liens or as otherwise acceptable to the Initial Purchasers in their sole discretion) and/or other certificates of Responsible Officers of each Note Party as the Initial Purchasers may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Note Documents to which such Note Party is a party.

(b) Opinion of Counsel. Administrative Agent shall have received a favorable opinion of counsel of Akerman Senterfitt LLP (and local counsel, if necessary), addressed to

Agents and each Initial Purchaser, as to such matters concerning the Note Parties and the Note Documents as Agents and the Initial Purchasers may request.

(c) Legal Matters Generally. All legal matters incident to this Agreement and the Notes hereunder shall be satisfactory to Agents, the Initial Purchasers and their legal counsel.

(d) Corporate Documents. Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or formation (or other analogous organizational document), including all amendments thereto, of each Note Party, certified as of a recent date by the Secretary of State of the state of its organization; (ii) a certificate of the Secretary or Assistant Secretary of each Note Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or limited liability company agreement (or other analogous governing document) of such Note Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or, if applicable, other analogous governing body) of such Note Party authorizing the execution, delivery and performance of the Note Documents to which such Person is a party and, in the case of Issuer, the Notes hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or other analogous organizational document) of such Note Party has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and signature of each officer of such Note Party executing any other document delivered in connection herewith on behalf of such Note Party, as the case may be; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents or information as Administrative Agent, the Initial Purchasers, and counsel to the Initial Purchasers may reasonably request.

(e) Letters of Credit. The Letters of Credit have been cash collateralized by the Letters of Credit Cash Collateral in a manner reasonably acceptable to the Agents and Initial Purchasers.

(f) Administrative Agent Fees. Administrative Agent shall have received all fees due and payable to Administrative Agent.

(g) Fees, Charges and Disbursements. Issuer shall have paid all fees, charges and disbursements of the debt commitment parties in accordance with the commitment letters in respect of this Agreement and of Administrative Agent and of legal counsel to each of the foregoing, in each case prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Issuer and Administrative Agent).

(h) Financial Information; Diligence Matters. Administrative Agent and Initial Purchasers shall have received and be satisfied with the financial statements of Issuer and its Subsidiaries. Administrative Agent and the Initial Purchasers shall have had the opportunity to examine the books of account and other records and files of Issuer and its Subsidiaries and to perform other financial, business, collateral and environmental due diligence, and to review recent financial statements of such Persons and the results of any such examination and review shall have been satisfactory to the Initial Purchasers in all respects.

(i) Capital Stock. All of the outstanding capital stock or membership interests of Issuer and its Subsidiaries have been duly issued and are nonassessable, and all outstanding capital stock or membership interests in each of the Pledged Entities have been pledged in the manner provided under a Pledge Agreement or other Security Document to Collateral Agent for the benefit of Agents and the Noteholders and certificates representing such capital stock or membership interests, as the case may be, accompanied by instruments of transfer and stock powers endorsed in blank, are in the actual possession of Collateral Agent (or, in the case of any Subsidiary with respect to which ownership interests are evidenced by book entry, other evidence of the perfection of and action to perfect such security interests as required by such Pledge Agreement have been delivered and taken).

(j) Financing Statements. Each document (including without limitation each UCC financing statement) required by law or the Security Documents or requested by Collateral Agent or Initial Purchasers to be filed, registered or recorded in order to create in favor of Collateral Agent for the benefit of Agents and Noteholders a valid, legal and perfected, first-priority security interest and Lien on the Collateral described in each Security Document (subject to any Permitted Liens) shall have been delivered to Collateral Agent for filing and such other actions reasonably requested by Collateral Agent or Initial Purchasers as are necessary to cause the Liens granted under each Security Document in favor of Collateral Agent to be perfected or first-priority security interests shall have been taken.

(k) Insurance. Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 6.07 hereto and the applicable provisions of the Security Documents, which certificate (and the information referenced therein) shall be in form and substance reasonably satisfactory to the Initial Purchasers.

(l) Capitalization. Administrative Agent and each of the Initial Purchasers shall be satisfied with the corporate, partnership, limited liability company and legal structure and capitalization of Issuer and its Subsidiaries, including, without limitation, the charter, by-laws, limited liability company agreement, partnership agreements, certificates of partnership and other organizational documents, as appropriate, of each Issuer, each of the other Note Parties, and each agreement or instrument relating thereto.

(m) Approvals. All material governmental and third party approvals or consents which the Agents reasonably determine are necessary in entering into this Agreement and which are otherwise referred to herein shall have been obtained (without the imposition of any conditions that are not acceptable to the Initial Purchasers) and remain in effect.

(n) Labor Matters. The Initial Purchasers shall be satisfied with matters relating to the Note Parties’ labor relations.

(o) Representations and Warranties, Etc. As of the Closing Date: (i) the representations and warranties of Issuer and the other Note Parties contained herein and in the other Note Documents shall be true and correct as of the Closing Date, except those representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date; (ii) no Default or Event of Default shall have occurred and be continuing; and (iii) Administrative Agent shall have received a certificate to such effect from each Issuer and each Guarantor.

(p) No Material Adverse Effect. No fact, event, series of events, circumstance, change, occurrence, effect or condition, individually or in the aggregate, has occurred or exists since December 31, 2011 which has had or could reasonably be expected to have a Material Adverse Effect.

(q) Lien Searches. Collateral Agent shall have received the results of a recent lien search in each of the jurisdictions where each Note Party is organized and such other jurisdictions reasonably requested by Collateral Agent or Initial Purchasers, and such search shall reveal no Liens on any of the assets and properties of any Note Party except for Permitted Liens.

(r) UCC-3 Termination Statements. Collateral Agent shall have received duly executed UCC-3 termination statements and such other instruments, in form and substance satisfactory to the Agents, as shall be necessary to terminate and satisfy all Liens on the assets and property of the Note Parties (other than Permitted Liens).

(s) Cash Management. Issuer, Guarantors and Collateral Agent shall have entered into cash management arrangements (including without limitation the due execution of Control Agreements and other blocked account agreements or other comparable documentation) pursuant to documentation satisfactory in form and substance to Collateral Agent and the Initial Purchasers.

(t) Collateral Report. Collateral Agent shall have received a schedule, as of the Business Day immediately prior to the Closing Date, listing (i) the Cash Balances and all other cash and Cash Equivalents of the Note Parties, and (ii) all Properties of the Note Parties, duly certified by a Responsible Officer of Issuer.

(u) Permitted RC Facility. Administrative Agent shall have received a resolution adopted by the board of directors of Issuer, in form and substance acceptable to the Initial Purchasers, directing management to use commercially reasonable efforts to pursue the Permitted RC Facility in an amount no less than $20 million and with a targeted closing date within 120 days of the Closing Date of the Facility with the terms thereof subject to further approval of the board of directors of Issuer.

(v) Absence of Litigation. As of the Closing Date, there is no action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or Governmental Authority relating to the transactions contemplated hereby, or that otherwise could reasonably be expected to have a Material Adverse Effect.

(w) Solvency Certificate. Administrative Agent shall have received a certificate, in form and substance satisfactory to the Initial Purchasers, attesting to the Solvency of Issuer, on an unconsolidated basis, and Issuer and each Guarantor, on a consolidated basis as of the Closing Date, before and after giving effect to the Facility.

(x) Rights Offering. The Rights Offering shall have been consummated in a manner satisfactory to the Initial Purchasers resulting in gross proceeds to Issuer of at least $50 million.

(y) Budget.  Administrative Agent shall have received the Budget for Fiscal Year 2012 in form and substance acceptable to the Initial Purchasers.

(z) Projections.  Administrative Agent shall have received a two year projected balance sheet, income statement and cash flow statement of Issuer and its Subsidiaries in form and substance acceptable to the Initial Purchasers.

(aa) Other Certificates. Administrative Agent shall have received such other assurances, certificates, documents, consents or opinions as Administrative Agent or the Initial Purchasers may reasonably require.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

Issuer and each other Note Party hereby represents and warrants to Administrative Agent and the Noteholders that:

5.01. EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Issuer and each member of the Consolidated Group (a) is (i) in the case of Issuer, duly organized or formed, validly existing and in good standing under the Laws of the State of Delaware, and (ii) in the case of each other member of the Consolidated Group, duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business, and (ii) execute, deliver and perform its obligations under the Note Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in material compliance with all Laws.

5.02. AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Note Party of each Note Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (c) violate any Law.

5.03. GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS. No approval, consent, exemption, authorization, or other action by, or notice to, or registration of or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the issuance of the Notes; (b) the execution, delivery or performance by, or enforcement against, any Note Party of this Agreement or any other Note Document; (c) the grant by any Note Party of the Liens granted by it pursuant to the Security Documents; (d) the perfection or maintenance of the Liens created under the Security Documents (including the first priority nature thereof); or (e) the exercise by any Agent or any Noteholder of its rights under the Note Documents or the remedies in respect of the Collateral pursuant to the Security Documents, which have not been or will not be duly and timely obtained, taken, given or made and are or will be in full force and effect, or the failure of which to obtain, take, give, make or be in full force and effect could not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods in connection with the Notes have expired without any action having been taken by any Governmental Authority restraining, preventing or imposing materially adverse conditions upon the Notes or the rights of any Note Party freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.  Without limiting the generality of the foregoing provisions of this Section, and in reliance on the representations and warranties of the Noteholders set forth in Section 10.20, the offer and sale of the Initial Notes and the Unconditional Guaranty pursuant to the terms of this Agreement are exempt from registration under the Securities Act, and no indenture is required to be qualified with respect to the Initial Notes or the Unconditional Guaranty under the Trust Indenture Act.

5.04. BINDING EFFECT; SENIORITY. This Agreement has been, and each other Note Document, when delivered hereunder, will have been, duly executed and delivered by each Note Party that is party thereto. This Agreement constitutes, and each other Note Document when so delivered will constitute, a legal, valid and binding obligation of such Note Party, enforceable against each Note Party that is party thereto in accordance with its terms, subject to

(i) limitations as to enforceability imposed by Debtor Relief Laws and (ii) the application of general equitable principles. The Obligations are not subordinated in right of payment under any Contractual Obligation to any other Indebtedness of any Note Party.

5.05. FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT; SOLVENCY.

(a) Issuer has previously furnished to the Noteholders the audited consolidated balance sheets of Issuer and its Subsidiaries for the fiscal years ended December 31, 2010 and December 31, 2011, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal years of Issuer and its Subsidiaries, including the notes thereto. Such financial statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present in all material respects the financial condition of the relevant entities as of the dates thereof and their results of operations for the periods covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein.

(b) The unaudited consolidated balance sheet of Issuer and its Subsidiaries as of the last day of the fiscal quarter ended most recently prior to the Closing Date, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date, (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby (subject to normal year-end adjustments), except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the relevant entities as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c) As of the Closing Date, since December 31, 2011, there has been no fact, event, circumstance, change, occurrence, effect or condition, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(d) Issuer, and the Consolidated Group on a consolidated basis, are Solvent.

(e) Issuer has disclosed to Administrative Agent and the Noteholders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect under Section 5.05(c).

(f) On and as of the Closing Date, the projections of Issuer and its Subsidiaries delivered under Section 4.01(z) are based on good faith estimates and assumptions made by the management of Issuer.

5.06. LITIGATION. Except for the litigation described on Schedule 5.06 hereto, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Issuer after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any member of the Consolidated Group or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Note Document, any material portion of the Collateral or any of the transactions contemplated hereby, or (b) would reasonably be expected to be determined adversely to any member of the Consolidated Group, and, if so adversely determined, would (individually or collectively with other any action by or before any Governmental Authority) reasonably be expected to have a Material Adverse Effect.

5.07. NO DEFAULT. No member of the Consolidated Group is in default in any material respect under or with respect to any Contractual Obligation. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement and the Note Documents.

5.08. OWNERSHIP OF PROPERTY. The Property listed on Schedule 5.08 hereto constitutes all real property interests of Issuer and the Note Parties as of the Closing Date. Each of the Note Parties has good record and marketable title in fee simple to, or valid leasehold interests in, the Property, free and clear of all Liens except for Permitted Liens and except for minor defects in title that do not materially interfere with its ability to conduct its business as presently conducted or to utilize such properties for their intended purposes.

5.09. INDEBTEDNESS. No member of the Consolidated Group has any secured Indebtedness, other than the Permitted Indebtedness (to the extent such Indebtedness is permitted hereunder to be secured).

5.10. LIENS. The property and assets of each of the members of the Consolidated Group are subject to no Liens, other than Permitted Liens.

5.11. INSURANCE. The Properties of the members of the Consolidated Group are insured with financially sound and reputable insurance companies not Affiliates of Issuer, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable members of the Consolidated Group operate.

5.12. TAXES. The members of the Consolidated Group have filed all Federal, state and other tax returns and reports required to be filed, and have paid all Federal, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed material tax assessment against any member of the Consolidated Group. Neither any Note Party nor any Subsidiary thereof is party to any tax sharing agreement, other than with members of the Consolidated Group.

5.13. ERISA COMPLIANCE. Schedule 5.13 sets forth a list of (i) all Pension Plans sponsored by a member of the Consolidated Group or an ERISA Affiliate or with respect to which any member of the Consolidated Group or any ERISA Affiliate has any direct or indirect liability and (ii) all Multiemployer Plans to which a member of the Consolidated Group or any ERISA Affiliate has an obligation to contribute or had an obligation to contribute during the preceding five plan years. Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and all other Laws. Each Pension Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of Issuer, nothing has occurred which would prevent, or cause the loss of, such qualification. No application for a waiver of the minimum funding standard pursuant to Section 412 of the Code has been made with respect to any Pension Plan. There are no pending or, to the knowledge of Issuer, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan. There has been no Prohibited Transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan. No ERISA Event has occurred or is reasonably expected to occur. No Pension Plan has any Unfunded Pension Liability. No member of the Consolidated Group or any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA). No member of the Consolidated Group or any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan, and no member of the Consolidated Group or any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. The assets of the Consolidated Group are not treated as “plan assets” for purposes of Section 3(42) of ERISA and the Collateral is not deemed to be “plan assets” for purposes of Section 3(42) of ERISA. No member of the Consolidated Group has taken, or omitted to take, any action which would result in any of the Collateral being treated as “plan assets” for purposes of Section 3(42) of ERISA.

5.14. SUBSIDIARIES; JOINT VENTURES. As of the Closing Date, no member of the Consolidated Group owns or holds of record and/or beneficially (whether directly or indirectly) any Subsidiary except for (i) the Subsidiaries of Issuer listed on Part A of Schedule 5.14 hereto, and (ii) the Excluded Subsidiaries. Each Subsidiary that is not an Excluded Subsidiary is a Guarantor, and all of the outstanding equity interests in each Subsidiary have been validly issued, are fully paid and non-assessable and are owned by the Persons in the amounts specified on Part A of Schedule 5.14 free and clear of all Liens except those created under the Security Documents. Schedule 5.14 contains a complete and accurate list of all members of the Consolidated Group, showing as of the Closing Date (as to each member of the Consolidated Group) the jurisdiction of its incorporation, the exact legal name of each member of the Consolidated Group, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any non-U.S. member of the Consolidated Group that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation. No member of the Consolidated Group owns or holds of record and/or beneficially (whether directly or indirectly) any shares of any class in the capital of any corporations nor any legal and/or beneficial interests in any Joint Venture, except for (i) the Joint Ventures listed on Part B of Schedule 5.14 hereto. Each Joint Venture is an Eligible Joint Venture. Issuer shall promptly notify Administrative Agent in the event that (i) any Person becomes a Subsidiary after the Closing Date, (ii) any Investment in a new Joint Venture is made after the Closing Date, (iii) any Person ceases to be a Subsidiary or Joint Venture or (iv) any Person becomes or ceases to be a Pledged Entity, in each case in accordance with the applicable provisions of this Agreement, and, together with the giving of such notice, Issuer shall deliver an updated Schedule 5.14 reflecting the addition or deletion of such Person therefrom. Nothing in the foregoing sentence shall be deemed to (a) permit any updates to Schedule 5.14, except as expressly set forth in such foregoing sentence, or updates to any other schedules to any Note Document, or (b) permit any action contemplated in clauses (i) through (iv) set forth therein except as otherwise expressly permitted by the terms hereof.

5.15. LETTERS OF CREDIT. All letters of credit issued and outstanding, in the aggregate stated amount of $4,654,404, as of the Closing Date (together with Letters of Credit permitted to be issued under Section 7.01(e) and that may be issued following the Closing Date, the “Letters of Credit”) are listed on Schedule 5.15 hereto. The Letters of Credit issued and outstanding from time to time, other than any Letters of Credit that may be permitted under the Permitted RC Facility, are secured by cash collateral in an amount not exceeding the aggregate amount of (i) 105% of the aggregate drawable amount of all Letters of Credit, plus (ii) any accrued interest with respect to such cash collateral (with respect to all Letters of Credit issued and outstanding from time to time, the “Letters of Credit Cash Collateral”).

5.16. MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.

(a) Issuer is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b) None of Issuer, any Person Controlling Issuer, or any Subsidiary (i) is a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 2005, or (ii) is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.17. DISCLOSURE. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Note Party to Administrative Agent, Collateral Agent or any Noteholder in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Note Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that with respect to projected financial information, Issuer represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

5.18. COMPLIANCE WITH LAWS.

(a) The location, construction, occupancy, development, operation and use of the Properties comply in all material respects with the terms of all of the following encumbrances constituting Permitted Liens: all applicable regional impact plans and reports, all applicable restrictive covenants and deed restrictions and all applicable Laws. The Property Owners have obtained all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the use and operation in all material respects of the Properties or any part thereof as currently developed in accordance with all applicable Laws.

(b) Issuer and each other member of the Consolidated Group is in compliance in all material respects with all applicable Laws.

5.19. ENVIRONMENTAL MATTERS.

(a) Neither Issuer, nor any member of the Consolidated Group, nor, to the best knowledge of Issuer, any operator of the Properties or any operations thereon are in violation, or alleged violation of any Environmental Laws which violation would reasonably be expected to result in a Material Adverse Effect. The separate certification from Issuer dated of even date herewith describes all of the Existing Environmental Matters.

(b) Except for the Existing Environmental Matters, neither Issuer nor any member of the Consolidated Group has received written notice from any third party including,

without limitation, any Governmental Authority: (i) that it has been identified by the United States Environmental Protection Agency as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); or (ii) that any Hazardous Materials which Issuer or any member of the Consolidated Group has generated, transported or disposed of has been found at any site at which a Governmental Authority or other third party has conducted or has ordered that Issuer or any member of the Consolidated Group conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that Issuer or any member of the Consolidated Group is a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release or presence of, or exposure to, Hazardous Materials.

(c) Except in respect of matters the result of which could not reasonably be expected to result in a Material Adverse Effect, including any Existing Environmental Matters:

(i) no portion of the Properties has been used for the handling, processing, storage or disposal of Hazardous Materials by Issuer or any member of the Consolidated Group, or, to the best of Issuer’s knowledge, or any third party except in compliance with Environmental Laws and, to the best of Issuer’s knowledge, no underground tank or other underground storage receptacle for Hazardous Materials is located on any portion of the Properties; (ii) in the course of any activities conducted by Issuer, any member of the Consolidated Group or, to the best of Issuer’s knowledge, any operators of the Properties, no Hazardous Materials have been generated, are present, or are being used on the Properties except in compliance with Environmental Laws;

(iii) to the best of Issuer’s knowledge, there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened releases of Hazardous Materials on, upon, into or from any Property, which releases or threatened releases would reasonably be expected to result in any Environmental Liability or in a diminution in the value or marketability of such Property; (iv) to the best of Issuer’s knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Properties which, through migration of soil or groundwater contamination, could reasonably be expected to have impacted or to impact such Property and result in any Environmental Liability or in a diminution in the value or marketability of such Property; and (v) to the best of Issuer’s knowledge, any Hazardous Materials that have been generated on any of the Properties have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under Environmental Laws, which transporters and facilities have been and are, to the best knowledge of Issuer, operating in compliance with such permits and Environmental Laws.

5.20. LAWS PERTAINING TO LAND SALES. None of the Property Owners have received any notice that it is in violation in any material respect of the Interstate Land Sales Full Disclosure Act, the Florida Uniform Land Sales Practices Act or similar laws pertaining to land sales (including, without limitation, any laws pertaining to the sale of interests in timeshare units) in any state in which any Property Owner sells, transfers, manages, operates, develops or otherwise disposes of property.

5.21. FISCAL YEAR. The Consolidated Group has a fiscal year ending December 31 of each calendar year.

5.22. COMMON ENTERPRISE AND CONSIDERATION. The members of the Consolidated Group are collectively engaged in a common enterprise for the furtherance of the Authorized Business Activities. Accordingly, the Note Parties have received good and adequate consideration for the entering into the Note Documents to which they are parties to. Furthermore, the Guarantors acknowledge and agree that the arrangements set forth hereunder benefit all of the other members of the Consolidated Group. The Guarantors agree that they will each receive good and adequate benefit from this common arrangement given the common enterprise of all of the foregoing as set forth above.

5.23. SECURITY INTERESTS.

(a) Each Pledge Agreement to which a Note Party is a party is effective to create in favor of Collateral Agent, for the benefit of the Agents and the Noteholders, a legal, valid and enforceable, security interest in the equity interest in the Pledged Entities subject thereto and promissory notes (if any) and other assets purported to be pledged thereunder (the “Pledged Securities”) and proceeds thereof and, when such Pledged Securities (or certificates evidencing same) are delivered to Collateral Agent, or the appropriate filings have been made in each case as set forth in such Pledge Agreement, such Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral and the proceeds thereof, subject only to Permitted Liens;

(b) Each of the Security Agreements executed in favor of Collateral Agent is effective to create in favor of Collateral Agent, for the benefit of the Noteholders, a legal, valid and enforceable security interest in the Collateral and proceeds purported to be secured thereunder, and, when financing statements are filed in the offices specified therein, each of the Security Agreements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral and the proceeds thereof, subject only to Permitted Liens;

(c) Each Control Agreement or other blocked account agreement or comparable documentation executed in favor of Collateral Agent is effective to create in favor of Collateral Agent, for the benefit of the Noteholders, a perfected first priority Lien on, and security interest in, all right, title and interest of each Note Party thereto each deposit account or securities account as the case may be, subject thereto, and in all monies or securities held in any account referred to in or established pursuant to such Control Agreement, blocked account agreement or comparable documentation; subject only to Permitted Liens; and

(d) Each of the Mortgages executed in favor of Collateral Agent is effective to create in favor of Collateral Agent, for the benefit of the Noteholders, a legal, valid and enforceable security interest in the Properties and proceeds purported to be secured thereunder, and, when the Mortgages are filed in the offices specified therein, each of the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Properties and the proceeds thereof, subject only to Permitted Liens.

5.24. OFAC. No Note Party, nor, to the knowledge of the Note Parties, none of their respective Affiliates, (i) is currently the subject of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Note, nor the proceeds from any Note, has been used, directly or indirectly, to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Noteholder or the Agents) of Sanctions.

5.25. CAPITAL STOCK. All of the outstanding capital stock or membership interests of Issuer and its Subsidiaries have been duly issued and are nonassessable, and all outstanding capital stock or membership interests in each of the Pledged Entities has been pledged in the manner provided under a Pledge Agreement or other Security Document to Collateral Agent for the benefit of the Agents and the Noteholders and the certificates, if any, representing such capital stock or membership interests, as the case may be, accompanied by instruments of transfer and stock powers endorsed in blank, are in the actual possession of Collateral Agent (or, in the case of any Subsidiary with respect to which ownership interests are evidenced by book entry, other evidence of the perfection of and action to perfect such security interests as required by such Pledge Agreement have been delivered and taken).

5.26. EMPLOYEE MATTERS. None of Issuer or any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Issuer or any of its Subsidiaries, or to the best knowledge of Issuer, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Issuer or any of its Subsidiaries or to the best knowledge of Issuer, threatened against any of them, (b) no strike or work stoppage in existence or threatened involving Issuer or any of its Subsidiaries, and (c) to the best knowledge of Issuer, no union representation question existing with respect to the employees of Issuer or any of its Subsidiaries and, to the best knowledge of Issuer, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

5.27. INTELLECTUAL PROPERTY. Each of Issuer and its Subsidiaries owns or has the lawful right to use all intellectual property necessary for the conduct of its business, without conflict with any rights of others that could reasonably be expected to result in a Material Adverse Effect. There is no pending or, to any Note Party’s knowledge, threatened material claims with respect to intellectual property with respect to Issuer, any of its Subsidiaries or any of their property (including any intellectual property) that could reasonably be expected to result in a Material Adverse Effect. All intellectual property registered with the U.S. Patent and Trademark Office which is owned by any Note Party on the Closing Date is shown on Schedule 5.27.

ARTICLE VI. AFFIRMATIVE COVENANTS

So long as any Note or other Obligation hereunder shall remain unpaid or unsatisfied, Issuer and each other Note Party shall, and shall cause each member of the Consolidated Group to:

6.01. FINANCIAL STATEMENTS AND OTHER REPORTS. Deliver to Administrative Agent, in form and detail satisfactory to the Majority Noteholders:

(a) as soon as available, but in any event within 120 days after the end of each Fiscal Year of Issuer, a consolidated balance sheet of Issuer and its Subsidiaries, as determined in accordance with GAAP, as at the end of such Fiscal Year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year (commencing with the Fiscal Year ending December 31, 2012), all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Majority Noteholders, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each Fiscal Year of Issuer, a consolidated balance sheet of Issuer and its Subsidiaries, as determined in accordance with GAAP, as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of Issuer’s Fiscal Year then ended, setting forth in each case in comparative form (commencing with the fiscal quarter ending June 30, 2012) the figures for the corresponding fiscal quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail, certified by a Responsible Officer of Issuer as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of Issuer and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

(c) on or before March 31st of each year, a two year projected balance sheet, income statement, and cash flow statement of Issuer and its Subsidiaries.

6.02. CERTIFICATES; OTHER INFORMATION. Deliver to Administrative Agent, in form and detail reasonably satisfactory to the Majority Noteholders:

(a) as soon as available, but in any event within 120 days after the end of each Fiscal Year of Issuer a certificate of its independent certified public accountants certifying to the financial statements referred to in Section 6.01(a) and stating that in making the examination necessary therefor no knowledge was obtained of any Default under the Financial Covenants set forth herein or, if any such Default shall exist, stating the nature and status of such event;

(b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Issuer;

(c) as soon as available, but in any event not later than the 15th day (or, if such day is not a Business Day, the next Business Day after such 15th day) after the end of each Month, duly certified by a Responsible Officer of Issuer, (i) a Compliance Certificate, and (ii) a Collateral Report with respect to the Month most recently ended;

(d) promptly after any reasonable request by Administrative Agent or the Majority Noteholders, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Issuer by independent accountants in connection with the accounts or books of Issuer or any Subsidiary, or any audit of any of them;

(e) promptly, and in any event within five Business Days after receipt thereof by any Note Party or any Subsidiary thereof, copies of each notice or other correspondence received from any Governmental Authority concerning any formal investigation or other formal inquiries not in the ordinary course by such Governmental Authority regarding the business, financial or other operational results of any Note Party or any Subsidiary thereof;

(f) as soon as available, but in any event prior to December 31st of each year with respect to the following Fiscal Year, the annual Budget;

(g) (A) as soon as available, but in any event within 30 days after the end of each Month (unless such month is at the end of a fiscal quarter, in which case within 45 days of the last day of such fiscal quarter), historical monthly financial statements together with an explanation in reasonable detail of any variances between historical and projected amounts, and

(B) on a weekly basis if any Default or Event of Default shall have occurred or be continuing, rolling 13 week cash flow projections which shall be in the same format as is currently produced by Issuer’s financial staff (and otherwise in a format reasonably acceptable to the Majority Noteholders), all of the foregoing to be duly completed and certified by a Responsible Officer of Issuer;

(h) promptly, such additional information regarding the business, financial or corporate affairs of Issuer or any Subsidiary, or compliance with the terms of the Note Documents, as Administrative Agent or any Noteholder may from time to time reasonably request; and

(i) promptly after the sending or filing thereof, copies of all regular, periodic, and special reports, and all registration statements which Issuer or any Subsidiary files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

Documents required to be delivered pursuant to Sections 6.01 or 6.02 hereto may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on Issuer’s behalf on an Internet or intranet website, if any, to which each Noteholder and Administrative Agent have access (whether a commercial, third party website or whether sponsored by Administrative Agent); provided that (i) Issuer shall notify Administrative Agent and each Noteholder (by facsimile or electronic mail) of the posting of any such documents and provide to Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance Issuer shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) hereto to Administrative Agent. Except for such Compliance Certificates, Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Issuer with any such request for delivery, and each Noteholder shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

6.03. NOTICES. Promptly (and in any event within two Business Days of the occurrence thereof) notify Administrative Agent of:

(a) the occurrence of any Default or Event of Default;

(b) any fact, event, circumstance, change, occurrence, effect or condition, individually or in the aggregate, that has resulted or would reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of Issuer or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between Issuer or any Subsidiary and any Governmental Authority; or

(iii) the commencement of, or any material development in, any material litigation or proceeding affecting Issuer or any Subsidiary;

(c) (i) the occurrence of any ERISA Event or Prohibited Transaction, (ii) the receipt of any notice from the PBGC of its intention to seek termination of any Pension Plan or appointment of a trustee therefor or (iii) the intention of any member of the Consolidated Group or any ERISA Affiliate to terminate any Pension Plan or withdraw from any Multiemployer Plan;

(d) any material change in accounting policies or financial reporting practices by Issuer or any Subsidiary, including any determination that results in any restatement of other adjustment to the financial statements of Issuer or any Subsidiary;

(e) the assertion by any Person of a Lien in the Collateral (or, within 10 Business Days with respect to any mechanics, workers’ or similar construction-related Liens) except to the extent such Lien could not reasonably be expected to result in a Material Adverse Effect;

(f) the occurrence of a default or event of default under any material Indebtedness of Issuer or any other Note Party; or

(g) any of the following occurrences to the extent they could reasonably be expected to result, individually or in the aggregate, in Issuer or any member of the Consolidated Group incurring an Environmental Liability in excess of $500,000: (i) the discovery of a violation of Environmental Law; (ii) the release or discovery of a prior release of Hazardous Materials; (iii) any claim against Issuer or any member of the Consolidated Group pursuant to Environmental Law.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of Issuer setting forth details of the occurrence referred to therein and stating what action Issuer has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) hereto shall describe with particularity any and all provisions of this Agreement and any other Note Document that have been breached.

6.04. PAYMENT OF TAXES. Pay and discharge, and cause each other member of the Consolidated Group to pay and discharge, as the same shall become due and payable, all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, and all lawful material claims which have become due and payable and that have become or would reasonably be expected to become a Lien upon its property unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Issuer or such Subsidiary; provided, that for the avoidance of doubt the foregoing shall not require early payment of any such liabilities, assessments or charges in order to receive a discount.

6.05. PRESERVATION OF EXISTENCE, ETC. Preserve, renew and maintain, and cause each other member of the Consolidated Group to preserve, renew and maintain, in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; (b) take all reasonable action to maintain all material rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business; and

(c) preserve or renew all of its material registered patents, trademarks, trade names and service marks.

6.06. MAINTENANCE OF PROPERTIES. Preserve and maintain, and cause each other member of the Consolidated Group to preserve and maintain, the Properties in good order, repair and condition, and shall promptly restore damage from casualty or condemnation to the extent reasonably required in the ordinary course of Authorized Business Activities, and shall not permit or commit waste on the Properties and shall cause each and every part of the Properties to comply in all material respects with all applicable Laws, and any lawful private restrictions or other requirements or provisions relating to the development, operation, maintenance or use of the Properties, including, without limitation, the terms and provisions of any mortgages or other agreements or instruments constituting Permitted Liens. Other than in the ordinary course of the Authorized Business Activities, no portion of the Properties shall be removed, demolished or altered in any material manner, which materially diminishes the value of such Property (diminishment in the amount of $100,000 per occurrence and $500,000 in the aggregate shall not be considered “material” for the purposes of this Section 6.06) without the prior written consent of the Majority Noteholders.

6.07. MAINTENANCE OF INSURANCE. Maintain, and cause each other member of the Consolidated Group to maintain, with financially sound and reputable insurers not Affiliates of Issuer insurance with respect to its properties and business against such casualties and contingencies, including windstorm and flood insurance and terrorism insurance (to the extent terrorism insurance is available on a commercially reasonable basis), as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas, and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent in accordance with sound business practices. Issuer shall furnish to Collateral Agent certificates or other evidence satisfactory to the Majority Noteholders of compliance with the foregoing insurance provision, naming Collateral Agent as additional insured or loss payee, as applicable. The Consolidated Group shall at all times comply with and conform to all provisions of each such insurance policy and to all requirements of the insurers thereunder applicable to the Consolidated Group, the Properties or to the use, occupation, possession, operation, maintenance or repair of all or any portion of the Properties. To the extent any insurance coverage required by this Section 6.07 hereto is cancelled or otherwise terminated through no fault of Issuer or any other member of the Consolidated Group, Issuer shall have a commercially reasonable time to replace such insurance coverage provided Issuer proceeds with diligence to replace such coverage.

6.08. COMPLIANCE WITH LAWS. Comply, and cause each other member of the Consolidated Group to comply, with the requirements of all Laws, including, without limitation, all Environmental Laws, and all orders, writs, injunctions and decrees applicable to it or to its business or property, except to the extent such non-compliance could not reasonably be expected either individually or in the aggregate to have a Material Adverse Effect, and except in such instances in which such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, including, in connection with the Existing Environmental Matters, taking all actions required by Environmental Laws or otherwise necessary or prudent to maintain the value and marketability of any Property.

6.09. BOOKS AND RECORDS. Maintain, and cause each other member of the Consolidated Group to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Issuer or such Subsidiary, as the case may be.

6.10. INSPECTION RIGHTS; MEETINGS; UPDATES.

(a) Upon the request of any Agent or the Majority Noteholders (which request, so long as no Default or Event of Default is continuing, shall be communicated upon 5 days’ prior notice from such Agent), allow such Agent and any such Majority Noteholders and their representatives to inspect any of the Properties, to review reports, files, and other records, from time to time, upon reasonable notice and during reasonable business hours. The foregoing inspection rights shall be subject to the terms of the partnership or operating agreement of the applicable Excluded JV Subsidiary.

(b) From time to time as reasonably requested by Administrative Agent or the Majority Noteholders, but in no event more often than monthly, participate in meetings and conference calls with the Agents and Noteholders, at which senior management will make detailed presentations of its recent results of operations and current financial condition and the current status of its business and affairs, with a particular focus on (i) Issuer’s liquidity, (ii) the status of Dispositions, acquisitions and construction, and (iii) proposed updates of the Budget and projections for the remaining portion of the current Fiscal Year and the succeeding Fiscal Year.

(c) From time to time as reasonably requested by Administrative Agent, provide interim updates on the matters described in Section 6.10(b) hereto in periodic conference calls with Agents and Noteholders.

6.11. ADDITIONAL GUARANTORS; ADDITIONAL COLLATERAL.

(a) Notify Administrative Agent at the time that any Person becomes a Subsidiary, and promptly thereafter (and in any event within 5 days or such longer period as is reasonably acceptable to the Majority Noteholders), cause such Subsidiary that is not an Excluded Subsidiary to become a Guarantor, by executing and delivering to Administrative Agent a counterpart of the Unconditional Guaranty and such other documents as the Majority Noteholders shall reasonably request for such purpose, together with Security Documents covering the collateral described in Section 6.13(a) hereto and all Properties owned by such Subsidiary and the other documents described in Sections 6.13(b) and (c) hereto requested by Collateral Agent with respect to such Properties, all in form, content and scope reasonably satisfactory to Collateral Agent.

(b) Notify Administrative Agent at the time that any member of the Consolidated Group acquires any Property and promptly thereafter (and in any event within 10 days or such longer period as is reasonably acceptable to the Majority Noteholders), cause such member of the Consolidated Group that is a Note Party to execute and deliver to Collateral Agent Mortgages covering such Property and the other documents described in Sections 6.13(b) and (c) hereto requested by Collateral Agent with respect to such Property.

6.12. INTANGIBLE, RECORDING AND STAMP TAX. Promptly pay all Florida intangible taxes or documentary stamp taxes assessed against the Consolidated Group, Immaterial Subsidiaries, any Agent or any of Noteholders as a result of this Agreement or any document related hereto, if any.  Issuer agrees to promptly provide stamped original receipts of such payments to Administrative Agent.

6.13. COLLATERAL.

(a) Personal Property Security Documents. On the Closing Date, Issuer and each of its Subsidiaries, other than Excluded Subsidiaries (each, a “Grantor”) shall execute and deliver one or more pledge agreements (substantially in the form of Exhibit G-1 or G-2 attached hereto, as applicable, as each such agreement may be amended, modified or supplemented from time to time in accordance with its terms, each a “Pledge Agreement”), security agreements (substantially in the form of Exhibit H attached hereto, as each such agreement may be amended, modified or supplemented from time to time in accordance with its terms, each a “Security Agreement”), and deposit account control agreements and security account control agreements (each in form and substance acceptable to the Collateral Agent and the Majority Noteholders, as each such agreement may be amended, modified or supplemented from time to time in accordance with its terms, each a “Control Agreement”) pursuant to which each of them grants to Collateral Agent, for the benefit of the Agents and the Noteholders, a Lien in and to substantially all its non-real estate assets (which Lien, shall be subject to no adverse Lien except for Permitted Liens) necessary for Collateral Agent to perfect such grant of a Lien to the extent that such Lien may be perfected by filing or possession (or, in the case of a Grantor’s deposit accounts, by control) under the UCC (collectively, together with the Security Agreements, the Pledge Agreements, the Control Agreements, the Mortgages, and all other mortgages, deed of trusts, collateral assignments, pledge agreements, or other agreements, instruments, or documents delivered to Collateral Agent pursuant to this Agreement that create or purport to create a Lien in favor of Collateral Agent, for the benefit of the Agents and the Noteholders, the “Security Documents”), together with such officers’ certificates, resolutions, and opinions of counsel as Administrative Agent or the Majority Noteholders shall reasonably request.

(b) Mortgages. On the Closing Date, Issuer and each other Grantor shall execute and deliver to Collateral Agent mortgages (together with the Assignments of Leases and Rents referred to therein and each other mortgage delivered pursuant to Section 6.11 hereto, as each such agreement may be amended, modified or supplemented from time to time in accordance with its terms, the “Mortgages”) which grant to Collateral Agent a Lien in and to all of its Properties other than the Hopewell Property (provided, that in the event the Hopewell Property is not sold within thirty (30) days of the date hereof pursuant to the Hopewell Agreement, WCI Communities, LLC shall execute and deliver to Collateral Agent a mortgage on such property in the form approved by the Initial Purchasers on or before the Closing Date, which mortgage, upon delivery to Collateral Agent, shall constitute a Mortgage, together with the documents in subsections (i) to (iii) below), which Lien shall, upon perfection be prior to all other Liens on such assets (other than Permitted Liens), together with:

(i) evidence that counterparts of such Mortgages have been executed and delivered to the title companies designated by Collateral Agent for recording in the offices that Collateral Agent may reasonably deem necessary or desirable in order to create a valid Lien on the property described therein in favor of Collateral Agent;

(ii) Financing Statements in form appropriate for filing under the Uniform Commercial Code in all applicable jurisdictions that Collateral Agent or Majority Noteholders reasonably deems necessary, covering the collateral described in the Mortgages; and

(iii) evidence that all other action that Collateral Agent or  Majority Noteholders may reasonably deem necessary or desirable in order to create valid first and subsisting Liens on the Mortgaged Properties has been taken.

(c) Additional Mortgage Documents. On the Closing Date, at any time thereafter within 30 days following the request of Collateral Agent, Issuer and each other Grantor shall:

(i) execute and deliver to Collateral Agent all further instruments and documents, including, without limitation, all certificates and instruments (excluding surveys and affidavits of no-change satisfactory), flood insurance (if applicable) appraisals, zoning reports, environmental reports, and opinions of counsel as Collateral Agent may reasonably request, and shall take all further action that may be reasonably necessary or desirable, or that Collateral Agent may reasonably request, to perfect, and protect Liens in favor of Collateral Agent in the Mortgaged Properties;

(ii) if requested by Collateral Agent, cause to be delivered to Collateral Agent one or more ALTA title insurance policies (or bring-down of the existing ALTA title insurance policies), issued by a title insurer reasonably acceptable to Collateral Agent in amounts reasonably acceptable to Collateral Agent, on a coinsurance and/or reinsurance basis if and as reasonably required by Collateral Agent, together with such endorsements as Collateral Agent may reasonably request, insuring that the Mortgages constitute valid Liens covering the Mortgaged Properties and all improvements thereon, having the priority required by Collateral Agent and subject only to Permitted Liens and those additional exceptions and encumbrances (regardless of rank or priority) that Collateral Agent approves, in a form reasonably acceptable to Collateral Agent, and otherwise reasonably satisfactory to Collateral Agent, which shall be deemed to be Permitted Liens; and

(iii) if requested by Administrative Agent, cause to be delivered to Collateral Agent an environmental assessment report, in form and substance reasonably satisfactory to Collateral Agent from an environmental consulting firm reasonably acceptable to Collateral Agent, which report shall identify existing and potential environmental concerns and shall quantify related costs and liabilities, associated with the Mortgaged Properties, and Collateral Agent shall be reasonably satisfied with the nature and amount of any such matters and with Issuer’s plans with respect thereto;

(d) Appraisal Requirement. Collateral Agent may in its sole discretion, or shall upon the request of the Majority Noteholders in their sole discretion, obtain, with each Grantor’s full cooperation and at Issuer’s expense, an Acceptable Appraisal of the Appraised Value of each Property (or any portion thereof) included in the Collateral and may deliver such Acceptable Appraisal to Issuer, but such Acceptable Appraisal with respect to any Property (or any portion thereof) shall not be obtained more than once every 12 months during the term of this Agreement; provided, that, in addition to the foregoing, Collateral Agent will be entitled to obtain, at Issuer’s expense, additional Acceptable Appraisals of any such Property (or any portion thereof) if (i) an Event of Default exists, or (ii) an appraisal is required under applicable Law. Issuer shall notify Collateral Agent of any objections to or comments on any appraisal within 10 days after Issuer’s receipt thereof.  Following incorporation of such comments or modifications, to the extent acceptable to the Majority Noteholders, such appraisal shall be deemed to be an Acceptable Appraisal and Issuer shall incorporate such Acceptable Appraisal in the immediately following Appraised Value Report to be delivered to Collateral Agent hereunder.

(e) Further Assurances. Issuer and each other Grantor hereby agrees to execute and deliver, and to cause each other Grantor to execute and deliver, such other agreements, documents, assignments, statements or instruments as Collateral Agent may from time to time reasonably request to evidence, perfect or otherwise implement the Note Documents and the Lien created by the Security Documents (excluding surveys and survey affidavits of no change). All of the foregoing shall be reasonably satisfactory in form and substance to Collateral Agent. Effective immediately upon Issuer’s or any Grantor’s failure to comply with this Section 6.13(e) in any respect, Issuer and each other Grantor hereby irrevocably constitutes and appoints each of Administrative Agent and Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Issuer, such Grantor, or in its own name, to take any and all actions and to execute any and all documents and instruments which Administrative Agent or Collateral Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Section 6.13 hereto.

(f) Collateral Releases.

(i) Issuer, together with the applicable Disposition Entity, may request in writing that Collateral Agent release its Lien on any Collateral (including any Collateral owned by any Subsidiary or joint venture interest being sold) as to which any Disposition Entity has entered into a binding contract to sell for Value (and the Disposition Entity shall so certify that such Disposition is for Value) and that provides a closing date that is within 20 days of the requested release, and/or any Control Account that will be upon such sale, or is at the time of such request, no longer needed or used by Issuer or other Note Parties and which relates solely to the parcel, community, land or other property being sold or previously sold by such Disposition Entity in any such sale. In the event that Collateral Agent receives any such request in accordance herewith, then Collateral Agent shall, so long as no Event of Default exists or would result therefrom, release its Lien on such Collateral (including any such Control Account specified in such request) on the date of closing of the sale of such Collateral (or with respect to any such Control Account for which a request has been submitted following the consummation of such sale, promptly after receipt thereof) subject to the deposit of the net cash proceeds from such Disposition into a Control Account. In addition, prior to closing any such Control Account described above, Issuer or the other Note Parties, as applicable, shall cause all funds in such Control Account to be transferred to another Control Account which remains subject to a Control Agreement.

(ii) The requirements set forth in Subsection 6.13(f)(i) shall not apply and Collateral Agent shall promptly release its Lien on any portion of the Mortgaged Properties without consideration (A) pursuant to a corrective deed, (B) for use as greenbelt or conservation area, (C) to a homeowner’s association, special district as defined in Section 189.403(l), Florida Statutes or CDD with respect to a community in the normal course of business and in conformance with the zoning plan or plat for such community, (D) for dedication of public rights-of-way for roads or utilities, (E) to a Governmental Authority to provide for the rendering of public service or to facilitate a public use in conformance with the zoning plan for a community, or (F) in order to satisfy a requirement of a Governmental Authority, special district as defined in Section 198.403(l), Florida Statutes or CDD. Releases under this Section 6.13(f)(ii) shall occur notwithstanding the occurrence or continuance of an Event of Default. In addition to the foregoing, Collateral Agent shall in its reasonable discretion approve, execute, join and subordinate, as applicable, the Mortgages to reasonable and appropriate subdivision declarations, plats, public declarations and utility easements, covenants, conditions, cancellations and restrictions, and similar instruments reasonable and appropriate for the development of the Mortgaged Properties.

(iii) From time to time, Collateral Agent will execute and deliver release documents to effectuate releases of the Mortgaged Properties under this Section

6.13(f), such documents to be in form and substance satisfactory to Collateral Agent. Such release documents will be delivered to Persons specified by Issuer, subject to instructions as to escrow, delivery and recording as Collateral Agent shall deem necessary, including any requirement to return such release documents in the event a closing has not occurred with respect to the Mortgaged Property to be released with a specified time period.

(g) Releases of Guarantors. Issuer and any Guarantor may request in writing that Administrative Agent release a Guarantor from its obligations under the Unconditional Guaranty. If Administrative Agent receives such request in accordance herewith, then Administrative Agent shall, so long as no Event of Default exists or would result therefrom, release a Guarantor from its obligations under its Unconditional Guaranty if (i) such Guarantor

(x) does not own any Collateral (or is simultaneously transferring its ownership interest in all remaining Collateral owned by it to Issuer or another Guarantor), and (y) such Guarantor is dissolving and terminating its existence, or (ii) such Guarantor is being Disposed of in a transaction permitted under Section 7.05 hereof.

(h) Appointment; Intercreditor Agreement. Wilmington Trust is hereby appointed to act as Collateral Agent under the Security Documents. To the extent applicable, in such capacity, Collateral Agent is hereby authorized to enter into the Intercreditor Agreement, which shall establish that the liens securing the Permitted RC Facility rank senior to the Liens securing the Note Documents and shall be satisfactory in all respects to the Majority Noteholders. Collateral Agent is hereby authorized to take such actions on its behalf and to exercise such powers as are delegated to Collateral Agent by the terms of the Security Documents and the Intercreditor Agreement, if any, together with such actions and powers as are reasonably incidental thereto, in all cases subject to the terms of the Security Documents and such Intercreditor Agreement. Administrative Agent is hereby authorized to execute and deliver the Security Documents and any Intercreditor Agreement on behalf of the Noteholders.

(i) Costs. Issuer shall pay all reasonable fees and expenses associated with any of the actions taken under this Section 6.13 hereto, including, without limitation, (i) all reasonable fees and charges any appraisal, re-appraisal, and survey costs, (ii) title insurance charges and premiums, (iii) title search or examination costs, including abstracts, abstractors’ certificates and uniform commercial code searches, (iv) UCC, judgment and tax lien searches for each Grantor, (v) reasonable fees and costs of environmental investigations, site assessments, and remediations, (vi) recordation taxes, documentary taxes, transfer taxes and mortgage taxes, and (vii) filing and recording fees.

ARTICLE VII. NEGATIVE COVENANTS

So long as any Note or other Obligation hereunder shall remain unpaid or unsatisfied, neither Issuer nor any other Note Party shall, nor shall Issuer permit any member of the Consolidated Group to directly or indirectly:

7.01. PERMITTED INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except (such exceptions, the “Permitted Indebtedness”):

(a) Indebtedness under the Note Documents;

(b) Indebtedness under the Permitted RC Facility;

(c) existing Indebtedness described in Schedule 7.01(c) hereto, and any refinancing of such Indebtedness that (i) does not increase the outstanding principal amount thereof or the amount available to be drawn thereunder, as applicable, at the time of such refinancing, and (ii) the documentation with respect thereto does not, in the reasonable judgment of the Majority Noteholders, contain terms that are materially less favorable to the applicable member of the Consolidated Group (after giving effect to current market conditions);

(d) unsecured Indebtedness not exceeding $1,000,000 in the aggregate;

(e) Any Note Party’s payment, reimbursement and indemnification obligations with respect to (a) performance bonds and financial bonds (including but not limited to lien transfer bonds) in connection with any and all Authorized Business Activities, including deposits supporting such bonds (which bonds and deposits, for the avoidance of doubt, shall constitute “Restricted Cash” hereunder), and (b) subject to compliance with Section 5.15, new Letters of Credit obtained after the Closing Date in an aggregate amount available to be drawn under such new Letters of Credit at any time not exceeding $5,000,000;

(f) insurance premium financings with respect to policies maintained in compliance with Section 6.07 hereto;

(g) condominium assurance bonds not exceeding the amount of Customer Deposit Liabilities as determined in accordance with GAAP;

(h) Indebtedness with respect to CDD Obligations; and

(i) purchase money indebtedness and capital leases, in each case in respect of equipment acquired in the ordinary course of business, in an amount not exceeding $5,000,000 in the aggregate outstanding at any time in respect of all of the foregoing.

7.02. PERMITTED LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file under the UCC of any jurisdiction a financing statement that names Issuer or any of its Subsidiaries as debtor, other than the following, including UCC financing statements evidencing the following (such exceptions, the “Permitted Liens”):

(a) Liens and other encumbrances arising from attachments or similar proceedings, pending litigation, judgments or taxes or assessments or government charges in any such event whose validity or amount is being contested in good faith by appropriate proceedings for which adequate reserves have been established and are maintained in accordance with GAAP, or taxes and assessments which are not due and delinquent;

(b) Liens of carriers, warehousemen, mechanics and materialmen and other like Liens and Liens imposed by law, arising in the ordinary course of business, for amounts not yet due or which are being contested in good faith by appropriate proceedings as to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

(c) pledges or deposits made in connection with workmen’s compensation, employee benefit plans, unemployment or other insurance, old age pensions, or other Social Security benefits;

(d) Liens securing purchase money financing and capital leases in respect of equipment, and other leases to the extent characterized as a Lien, in each case, existing in the ordinary course of business and permitted pursuant to Section 7.01(c) and 7.01(i);

(e) impact Liens required by applicable Governmental Authorities;

(f) Liens securing CDD Obligations incurred in the ordinary course of Authorized Business Activities;

(g) easements and restrictions of record entered into in the ordinary course of Authorized Business Activities that do not secure obligations for the payment of money or materially impair the value of the property or its use by any Note Party or any of its Subsidiaries in the normal conduct of such Person’s business;

(h) Liens in favor of Administrative Agent, the Noteholders or Collateral Agent under or pursuant to this Agreement or the Note Documents;

(i) Liens in cash collateral, including the Letters of Credit Cash Collateral and deposits supporting performance bonds and financial bonds, securing Indebtedness permitted under Section 7.01 above;

(j) Liens securing the Permitted RC Facility;

(k) contractual or statutory Liens of landlords and Liens of suppliers (including sellers of goods) and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business;

(l) rights of setoff or bankers’ liens upon deposits of cash or other financial assets on deposit at banks or depository institutions in favor of such banks or other depository institutions whether arising by contract or operation of law, and incurred in the ordinary course of business, so long as such rights and liens are subordinate to the rights and liens of the Collateral Agent with respect to any such financial assets or deposits included in the Collateral;

(m) Liens arising from precautionary UCC financing statements regarding operating leases;

(n) restrictions and easements in connection with an acquisition permitted under Section 7.03 as to a member of the Consolidated Group;

(o) Liens in existence on the date hereof and described in Schedule 7.02(o) hereto; and

(p) Liens consisting of exceptions and encumbrances as described in Section 6.13(f)(ii).

7.03. INVESTMENTS; ACQUISITIONS. Make, hold or suffer to exist any Investments, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit or any real property interest, except the following:

(a) Cash Equivalents;

(b) Investments in (i) Guarantors, subject to the last sentence of Section 6.13(e), (ii) Eligible Joint Ventures in connection with acquisitions of Property permitted under Section 7.03(i) and in respect of which such Eligible Joint Venture continues to qualify as an Eligible Joint Venture hereunder, and (iii) Acquired Operating Businesses, so long as, in each such case under this clause (b),(A) no Default or Event of Default then exists or would occur as a result thereof, and (B) the members of the Consolidated Group are in compliance with the provisions of Section 7.11 with respect thereto on a pro forma basis after giving effect thereto, provided, that such pro forma calculation shall exclude, and shall not credit for purposes of such calculation, any Investment in any member of the Consolidated Group that is not a Guarantor;

(c) capital contributions for operating expenses of Joint Ventures not exceeding $500,000 in the aggregate for all Joint Ventures in any Fiscal Year that may be characterized as Investments;

(d) Investments existing on the Closing Date in Joint Ventures set forth on Schedule 7.03(d); and any additional Investments in existing or new Joint Ventures (in addition to those permitted under clause (b) above) following the Closing Date in an aggregate amount not to exceed $1,000,000 at any time outstanding;

(e) other Investments not exceeding $1,000,000 in the aggregate at any one time;

(f) Permitted Seller Notes;

(g) the lease of any Property in connection with a sale-leaseback transaction permitted hereunder (and so long as the conditions to the Disposition of such Property in connection with such sale-leaseback are complied with);

(h) the lease of office space in the ordinary course of business; and

(i) the acquisition of any Developable Land or deposits made in connection with the acquisition of Property under Land Bank Arrangements, so long as (x) no Default or Event of Default then exists or would occur as a result thereof, and (y) the members of the Consolidated Group are in compliance with the provisions of Section 7.11 with respect thereto on a pro forma basis after giving effect thereto.

It is understood that all Investments in cash, Cash Equivalents and securities shall be held in a Control Account and subject to the first priority Lien of Collateral Agent (or, if applicable,

the Collateral Agent and the agent under the Permitted RC Facility) in accordance with the Intercreditor Agreement.

7.04. FUNDAMENTAL CHANGES. Enter into any of the following activities or transactions:

(a) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing or would result therefrom:

(i) any Subsidiary may merge into Issuer in a transaction in which Issuer is the surviving corporation,

(ii) any Subsidiary may merge into any Guarantor in a transaction in which the surviving entity is a Guarantor,

(iii) any Subsidiary that is a Guarantor may sell, transfer, lease or otherwise dispose of its assets to Issuer or to another Guarantor,

(iv) any Subsidiary that is not a Guarantor may sell, transfer, lease or otherwise dispose of its assets to Issuer or to a Guarantor, and

(v) any Immaterial Subsidiary may liquidate or dissolve if Issuer determines in good faith that such liquidation or dissolution is in the best interests of Issuer and is not materially disadvantageous to the Noteholders,

(b) engage to any material extent in any business other than the Authorized Business Activities,

(c) change its fiscal year,

(d) amend or otherwise modify its organizational documents in a manner that is adverse to the Noteholders, or

(e) hold any interests in any Subsidiary unless such Subsidiary is a wholly-owned Subsidiary or an Eligible Joint Venture.

7.05. DISPOSITION OF ASSETS; ETC.  Sell, lease, license, transfer, assign or otherwise dispose of any of its business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether in one or a series of transactions, other than:

(a) any sale or other Disposition of individual lots, homes, condominium units or “spec” homes, of multiple parcels of land, condominium units, lots, homes, of tower sites or of entire or partial communities (with or without Amenities), any sale of impact fees or of density rights, any sale or other Disposition of Amenities, membership interests, boats, boat slips, infrastructure (including sewer plants), model furniture or intellectual property, or of rights or assets in connection with the offering of incentives, or any other sale or other Disposition made in the ordinary course of business in accordance with past practices, in each case if such sale or disposition is in the conduct of Authorized Business Activities and is upon ordinary and customary business terms (including, if applicable, credit terms),

(b) the Disposition of any asset (including obsolete material and equipment) or the lapse of intellectual property of Issuer or any of its Subsidiaries, in each case, that is no longer useful or material to their business,

(c) any sale or other transfer of any asset of any Subsidiary to Issuer or any Guarantor,

(d) sales, transfers and dispositions of accounts receivable in connection with the compromise, settlement or collection thereof in the ordinary course of business,

(e) sales, transfers and dispositions of Cash Equivalents,

(f) subject to 2.03(b), Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Issuer or any Subsidiary,

(g) the Disposition of the Hopewell Property pursuant to the Hopewell Agreement, and

(h) other sales, leases, licenses, transfers, assignments or other dispositions not exceeding $100,000 in the aggregate in any Fiscal Year of Issuer.

7.06. TRANSACTIONS WITH AFFILIATES. Enter into any agreement to pay any fees, wages, salary, bonus, commission, contributions to benefit plans or any other compensation for goods or services or otherwise enter into any other agreement or arrangement with its Affiliates (other than any agreement or arrangement among members of the Consolidated Group), except (a) transactions pursuant to the reasonable requirements of the business of any member of the Consolidated Group, upon terms and conditions materially no more favorable to such Affiliate than those such member of the Consolidated Group would be willing to enter into with an unaffiliated third party; and (b) transactions permitted under Sections 7.03(b)(i) and (b)(ii), 7.04(a), 7.05(c) and 7.07 hereof.

7.07. PERMITTED DISTRIBUTIONS. Make any Distributions; provided, that

(a) Issuer and each other member of the Consolidated Group may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of such Person, and (b)  each member of the Consolidated Group may declare and make dividend payments or other distributions to a Note Party so long as such distribution (if cash, Cash Equivalents or securities) is immediately deposited into a Control Account.

7.08. CHANGE IN NATURE OF BUSINESS. Engage in any line of business other than Authorized Business Activities.

7.09. LIMITATION ON CASH OUTSIDE OF CONTROL ACCOUNTS. Permit any cash or Cash Equivalents (other than Restricted Cash) of the Note Parties to be maintained outside of Control Accounts (including, without limitation, any released cash formerly constituting Letters of Credit Cash Collateral that is released to Issuer or any other Note Party from time to time) in an aggregate amount exceeding $100,000 for more than two consecutive Business Days.

7.10. [RESERVED].

7.11. FINANCIAL COVENANTS.

(a) Minimum Shareholder Equity. Permit Shareholder Equity of Issuer at any time to be less than $125,000,000.

(b) Minimum Liquidity. Permit Liquidity of Issuer at any time to be less than $10,000,000.

(c) Minimum Net Debt to Total Capitalization. Permit the Net Debt to Total Capitalization Ratio of Issuer at any time to exceed 65%.

ARTICLE VIII.

EVENTS OF DEFAULT AND REMEDIES

8.01. EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default:

(a) Non-Payment. Issuer fails to pay (i) as of the due date thereof, any amount of principal of any Note, (ii) within 3 Business Days from the due date thereof, any amount of interest of any Note (to the extent payable in cash pursuant to the terms hereof), or (iii) within 10 days from the due date stated on the applicable invoice delivered by Administrative Agent to Issuer for any other charge, fee or amount payable hereunder or under any other Note Document; or

(b) Specified Guaranty Breach. Guarantor fails to perform or observe any term, covenant or agreement contained in Section 1 of the Unconditional Guaranty; or

(c) Breach of Covenants or Agreements. Issuer or any Note Party fails to perform or observe any term, covenant or agreement contained in (A) any of Sections 6.01, 6.02(a), (b), (c) or (f), or 6.07 hereto or Article VII hereto, and either (i) Administrative Agent or the Majority Noteholders provides written notice to Issuer of such breach, or (ii) such breach continues unremedied and unwaived for 10 days after the date such breach occurred; (B) any of Sections 6.02(d), (e), (f) or (g), 6.03, 6.10 or 6.11 hereto, and such breach continues unremedied and unwaived for the earlier to occur of (i) 5 Business Days after the date Administrative Agent or the Majority Noteholders, as applicable, provides written notice to Issuer of such breach and such failure, or (ii) 10 Business Days after the date such breach occurred; or (C) any other covenant or agreement not specified in clauses (A) or (B) above, and such breach continues unremedied and unwaived for the earlier to occur of (i) 10 Business Days after the date Administrative Agent or the Majority Noteholders, as applicable, provides written notice to

Issuer of such breach and such failure, or (ii) 20 Business Days after the date such breach occurred; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Issuer or any other Note Party herein, in any other Note Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e) Cross-Default. Any member of the Consolidated Group (A) fails to make any payment when due (after giving effect to the expiration of any applicable grace periods) (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Permitted RC Facility or any other Indebtedness for Borrowed Money having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000, or (B) fails to observe or perform any other agreement or condition relating to any Permitted RC Facility or any other Indebtedness for Borrowed Money having an outstanding aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000, or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness for Borrowed Money or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, the Permitted RC Facility or such Indebtedness for Borrowed Money to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness for Borrowed Money to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or

(f) Confirmation Order. The Confirmation Order shall have been modified in any respect without the prior written consent of the Majority Noteholders, or a determination shall have been made regarding the Confirmation Order that is adverse in any respect to the Agents and the Noteholders; or

(g) Insolvency Proceedings, Etc. Any member of the Consolidated Group institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or any member of the Consolidated Group shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing; or

(h) Inability to Pay Debts; Attachment. (i) Any member of the Consolidated Group becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Consolidated Group, taken as a whole, and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(i) Judgments. There is entered against any member of the Consolidated Group (i) a final judgment or order for the payment of money in an aggregate amount exceeding the $5,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 60 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(j) ERISA. (i) An ERISA Event or a Prohibited Transaction occurs with respect to or involving any Pension Plan or Multiemployer Plan that, together with all other ERISA Events and Prohibited Transactions, if any, has resulted or could reasonably be expected to result in liability of any member of the Consolidated Group or any ERISA Affiliate to a Pension Plan, a Multiemployer Plan, the IRS, the U.S. Department of Labor or the PBGC in an aggregate amount in excess of $1,000,000, or (ii) any member of the Consolidated Group or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $1,000,000; or

(k) Invalidity of Note Documents. This Agreement, the Unconditional Guaranty, or any material provision of any Note Document or (except as contemplated under Section 6.13(f) hereof) any Lien on a material portion of the Collateral granted under any Security Document ceases to be in full force and effect; or any Note Party or any other Person contests in any manner the validity or enforceability of this Agreement, the Unconditional Guaranty, any provision of any Note Document or any Lien granted under any Security Document; or any Note Party denies that it has any or further liability or obligation under any Note Document, or purports to revoke, terminate or rescind any provision of any Note Document or any Lien granted under any Security Document; or

(l) Material Adverse Effect. An event or series of events has occurred or condition exists that has had a Material Adverse Effect; or

(m) Change of Control. There occurs any Change of Control.

8.02. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of any Event of Default, the Administrative Agent shall, at the request of the Majority Noteholders, or may, with the consent of the Majority Noteholders, in each case, take any or all of the following actions;

(a) declare the unpaid principal amount of all outstanding Notes, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Note Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Issuer;

(b) exercise on behalf of itself and the Noteholders all rights and remedies available to it and the Noteholders under the Note Documents or otherwise available at law or in equity;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to Issuer under the Bankruptcy Code of the United States, the unpaid principal amount of all outstanding Notes and all interest and other amounts as aforesaid shall automatically become due and payable, shall automatically become effective, in each case without further act of Administrative Agent or any Noteholder.

8.03. APPLICATION OF FUNDS. After the exercise of remedies provided for in Section 8.02 hereto, any amounts received on account of the Obligations shall be applied by Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Agents and amounts payable under Article III) payable to Agents in their capacities as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Noteholders (including fees, charges and disbursements of counsel to the respective Noteholders, fees and time charges for attorneys who may be employees of any Noteholder, amounts payable under Article III, and prepayment premiums under Section 2.03(d)), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Notes and other obligations, ratably among the Noteholders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Notes, ratably among the Noteholders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Issuer or as otherwise required by Law.

ARTICLE IX.
THE AGENTS

9.01. APPOINTMENT AND AUTHORITY. Each of the Noteholders hereby irrevocably appoints Wilmington Trust to act on its behalf as Administrative Agent and as Collateral Agent hereunder and under the other Note Documents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of Agents and the Noteholders, and none of Issuer nor any other Note Party shall have rights as a third party beneficiary of any of such provisions. Without limiting the generality of the foregoing provisions of this Section, each Noteholder hereby authorizes the Collateral Agent to enter into the Security Documents, including the Mortgages, to be entered into by the Note Parties from time to time under the terms of this Agreement and the other Note Documents, as applicable, and all amendments, modifications, restatements and supplements to any of the Security Documents permitted in accordance with the provisions of Section 10.01 and any applicable provisions of the other Note Documents.

9.02. RIGHTS AS A NOTEHOLDER. The Person serving as an Agent hereunder who also is a Noteholder shall have the same rights and powers in its capacity as a Noteholder as any other Noteholder and may exercise the same as though it were not an Agent and the term “Noteholder” or “Noteholders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Issuer or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Noteholders.

9.03. EXCULPATORY PROVISIONS. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Note Documents. Without limiting the generality of the foregoing, each Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Note Documents that such Agent is required to exercise as directed in writing by the Majority Noteholders (or such other number or percentage of the Noteholders as shall be expressly provided for herein or in the other Note Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Note Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Note Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Issuer or any of its Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity.

(d) No Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Noteholders (or such other number or percentage of the Noteholders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02 hereto) or (ii) in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by Issuer or a Noteholder.

The Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Note Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Note Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.

9.04. RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Note, that by its terms must be fulfilled to the satisfaction of a Noteholder, Administrative Agent may presume that such condition is satisfactory to such Noteholder unless such Agent shall have received notice to the contrary from such Noteholder prior to the making of such Note. Each Agent may consult with legal counsel (who may be counsel for Issuer), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05. DELEGATION OF DUTIES. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Note Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

9.06. RESIGNATION OR REMOVAL OF AN AGENT. Any Agent may at any time give notice of its resignation to the Noteholders and Issuer. Any Agent may be removed at any time by written notice of the Majority Noteholders delivered to such Agent, with a copy to Issuer. Upon receipt of any such notice of resignation or removal, the Majority Noteholders shall have the right, with the consent of Issuer not to be unreasonably withheld, delayed or conditioned (and shall be deemed to have been given if not objected to within three Business Days of a request from the Majority Noteholders or any Agent for consent) provided no Default or Event of Default shall have occurred and is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. With respect to an Agent resignation, if no such successor shall have been so appointed by the Majority Noteholders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Noteholders, appoint a successor Agent meeting the qualifications set forth above; provided that if such Agent shall notify Issuer and the Noteholders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Note Documents and (2) all payments, communications and determinations provided to be made by, to or through such Agent shall instead be made by or to each Noteholder, until such time as the Majority Noteholders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as a successor Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Agent, and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Note Documents (if not already discharged therefrom as provided above in this Section). The fees payable by Issuer to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Issuer and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Note Documents, the provisions of this Article and Section 10.04 hereto shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as an Agent.

9.07. NON-RELIANCE ON AGENTS AND OTHER NOTEHOLDERS. Each Noteholder acknowledges that it has, independently and without reliance upon the Agents or any other Noteholder or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Noteholder also acknowledges that it will, independently and without reliance upon the Agents or any other Noteholder or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Note Document or any related agreement or any document furnished hereunder or thereunder.

9.08. ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Note Party, Administrative Agent (irrespective of whether the principal of any Note shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Issuer) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Notes, and all other obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Noteholders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Noteholders and Administrative Agent and their respective agents and counsel and all other amounts due the Noteholders and Administrative Agent under Sections 2.06 and 10.04 hereto) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the appropriate Agent and, in the event that such Agent shall consent to the making of such payments directly to the Noteholders to pay to the Agents any amount due for the reasonable compensation, expenses, disbursements and advances of such Agents and their agents and counsel, and any other amounts due the Agents under Sections 2.06 and 10.04 hereto.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the obligations or the rights of any Noteholder or to authorize Administrative Agent to vote in respect of the claim of any Noteholder in any such proceeding.

9.09. COLLATERAL AND GUARANTY MATTERS. The Noteholders irrevocably authorize each Agent, at its option and in its discretion:

(a) to release or cause the release of any Lien on any property granted to or held by or on behalf of Administrative Agent or Collateral Agent under any Note Document (i) upon payment in full of all Obligations, (ii) that is sold or to be sold as part of or in connection with any Disposition contemplated under Section 6.13(f) hereto (or any Control Accounts related to such Disposition as contemplated under Section 6.13(f)(i)), or as otherwise contemplated hereunder and under the Note Documents, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Majority Noteholders, except to the extent that the consent of all Noteholders is required pursuant to Section 10.01(g) hereto;

(b) to release any Guarantor from its obligations under the Unconditional Guaranty if (i) such Guarantor (x) does not own any Collateral (or is simultaneously transferring its ownership interest in all remaining Collateral owned by it to Issuer or another Guarantor), and

(y) such Guarantor is dissolving and terminating its existence, or (ii) such Guarantor is being Disposed of in a transaction permitted under Section 7.05 hereof.

ARTICLE X.
MISCELLANEOUS

10.01. AMENDMENTS, ETC. Unless expressly stated otherwise herein, no amendment or waiver of any provision of this Agreement or any other Note Document, and no consent to any departure by Issuer or any other Note Party therefrom, shall be effective unless in writing signed by (i) the Majority Noteholders, (ii) Administrative Agent (such amendment, waiver or consent, except as required pursuant to the paragraph following clause (j) below, not to be unreasonably withheld, conditioned or delayed) and (iii) Issuer or the applicable Note Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.01(a) hereto without the written consent of each Noteholder;

(b) extend the Notes of any Noteholder without the written consent of such Noteholder;

(c) postpone any date fixed by this Agreement or any other Note Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to any Noteholder (or any of them) hereunder or under any other Note Document without the written consent of such Noteholder;

(d) reduce the principal of, or the rate of interest specified herein on, any Note or any fees or other amounts payable hereunder or under any other Note Document, without the written consent of each Noteholder directly affected thereby; provided, however, that only the consent of the Majority Noteholders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of Issuer to pay interest at the Default Rate;

(e) change Section 2.10 or Section 8.03 hereto in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Noteholder directly and adversely affected thereby;

(f) change any provision of this Section or the definitions of “Majority Noteholders” or any other provision hereof specifying the number or percentage of Noteholders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Noteholder affected thereby;

(g) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Noteholder;

(h) release all or substantially all of the Guarantors from liability under the Unconditional Guaranty, without the written consent of each Noteholder, except to the extent the release of such Guarantors from the Unconditional Guaranty is permitted pursuant to Section 6.13(f);

(i) contractually subordinate any of the Liens securing the Obligations to Liens securing other Indebtedness (other than pursuant to the Intercreditor Agreement), or contractually subordinate the Notes in right of payment to any other Indebtedness; or

(j) change, waive, suspend or modify the provisions and requirements of the Agreement that note that consent will be required of the Majority Noteholders without the written consent of the Majority Noteholders.

No amendment, waiver or consent shall, unless in writing and signed by Administrative Agent or Collateral Agent, as applicable, in addition to the Noteholders required above, affect the rights or duties of Administrative Agent or Collateral Agent, as applicable, under this Agreement or any other Note Document.

Notwithstanding anything to the contrary herein, this Agreement may be amended (or amended and restated) with the written consent of the Majority Noteholders, Administrative Agent and Issuer (a) to add one or more additional credit facilities pursuant to Section 2.12 to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Note Documents with the Additional Facilities under Section 2.12 and the accrued interest and fees in respect thereof and (b) to include appropriately the Additional Facility Noteholders holding such credit facilities in any determination of the Majority Noteholders and other definitions related to such new Additional Facilities.

Notwithstanding anything contained herein to the contrary, any amendment or modification that solely extends the date required for the payment of principal of any Note (any Noteholder that agrees to such extension for its Notes (a “Consenting Noteholder”)) shall require only the consents of (i) Issuer and the Guarantors, (ii) such Consenting Noteholder, and (iii) the Majority Noteholders, and (v) Administrative Agent.  No such extension shall apply to any Note of any Noteholder that is not a Consenting Noteholder.

10.02. NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to Issuer or any Guarantor, the address, telecopier number, electronic mail address or telephone number specified for Issuer or the applicable Guarantor on Schedule 10.02 hereto; and

(ii) if to Administrative Agent, to the address, telecopier number, electronic mail address or telephone number specified for Administrative Agent on Schedule 10.02 hereto; and

(iii) if to any Noteholder, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Noteholders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Noteholder pursuant to Article II if such Noteholder, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Administrative Agent or Issuer may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c) Change of Address, Etc. Each of Issuer and Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each Noteholder may change its address, telecopier or telephone number for notices and other communications hereunder by notice to Issuer and Administrative Agent.

(d) Reliance by Agents and Noteholders. Each Agent and the Noteholders shall be entitled to rely and act upon any notices (including telephonic notices) purportedly given by or on behalf of Issuer even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Issuer shall indemnify each Agent and each Noteholder and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Issuer. All telephonic notices to and other telephonic communications with an Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.

10.03. NO WAIVER; CUMULATIVE REMEDIES. No failure by any Noteholder or any Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.04. EXPENSES; INDEMNITY; DAMAGE WAIVER.

(a) Costs and Expenses. Issuer shall pay promptly (i) all documented reasonable out-of-pocket expenses incurred by the Agents and their respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agents), in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Note Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all documented out-of-pocket expenses incurred by any Agent or any Noteholder (including the fees, charges and disbursements of any counsel for Agents and of one counsel for the Majority Noteholders), and shall pay all fees and time charges for attorneys who may be employees of any Agent, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Note Documents, including its rights under this Section, or (B) in connection with the Notes hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Notes, (iii) all the actual costs and reasonable expenses incurred by the Agents and the Noteholders of creating, perfecting, recording, maintaining and preserving Liens in favor of Collateral Agent, for the benefit of the Agent and the Noteholders, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to each Agent and of counsel to the Majority Noteholders providing any opinions that any Agent or the Majority Noteholders may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents,

(iv) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, appraisers, consultants, advisors and agents employed or retained by Collateral Agent and its counsel) incurred by the Agents or the Noteholders in connection with the custody or preservation of any of the Collateral, (v) after the occurrence of a Default or an Event of Default, all costs and expenses, including attorneys’ fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Agent and each Noteholder in enforcing any Obligations of or in collecting any payments due from any Note Party hereunder or under the other Note Documents by reason of such Default or Event of Default (including in connection with the sale, lease or license of, collection from, or other realization upon any of the Collateral or the enforcement of the Unconditional Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or pursuant to any insolvency or bankruptcy cases or proceedings.

(b) Indemnification by Issuer. Issuer shall indemnify each Agent (and any sub-agent thereof), each Noteholder, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by Issuer or any other Note Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Note Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Note or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Issuer or any of its Subsidiaries, any Existing Environmental Matter, or any Environmental Liability related in any way to Issuer or any of its Subsidiaries, or any Property or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party (including any banks pursuant to Control Agreements) or by Issuer or any other Note Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by Issuer or any other Note Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Note Document, if Issuer or such Note Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c) Reimbursement by Noteholders. To the extent that Issuer for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to either Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each Noteholder severally agrees to pay to each Agent (or any such sub-agent), or such Related Party, as the case may be, such Noteholder’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for such Agent (or any such sub-agent) in connection with such capacity. The obligations of the Noteholders hereunder to make payments pursuant to this Section 10.04(c) hereto are several and not joint. The failure of any Noteholder to make any payment under this Section 10.04(c) hereto on any date required hereunder shall not relieve any other Noteholder of its corresponding obligation to do so on such date, and no Noteholder shall be responsible for the failure of any other Noteholder to make its payment under this Section 10.04(c) hereto.

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, Issuer shall not assert, and Issuer hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Note Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Note or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Note Documents or the transactions contemplated hereby or thereby.

(e) Payments. All amounts due under this Section shall be payable not later than ten days after demand therefor.

(f) Survival. The agreements in this Section shall survive the resignation of Administrative Agent, the replacement of any Noteholder, and the repayment, satisfaction or discharge of all Obligations.

10.05. PAYMENTS SET ASIDE. To the extent that any payment by or on behalf of Issuer is made to any Agent or Noteholder, or any Agent or Noteholder exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent, or such Noteholder in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Noteholder severally agrees to pay to Administrative Agent or Collateral Agent, as the case may be, upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent or Collateral Agent, as the case may be, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Noteholders under clause (b) of the preceding sentence shall survive the payment in full of the obligations and the termination of this Agreement.

10.06. SUCCESSORS AND ASSIGNS.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of Issuer nor any other Note Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and the Majority Noteholders, and no Noteholder may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b) hereto, or (ii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) hereto (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and the Noteholders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Noteholders. Any Noteholder may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Notes at the time owing to it) to an Eligible Assignee; provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of (x) an assignment of the entire remaining amount of the assigning Noteholder’s Notes at the time owing to it, or (y) an assignment to a Noteholder, an Affiliate of a Noteholder or a Related Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section the aggregate amount of the principal outstanding balance of the Notes of the assigning Noteholder subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless Administrative Agent in its discretion consents; provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii) Assignment and Assumption. The assignee of such Note shall execute and deliver to Issuer and Administrative Agent a duly executed Assignment and Assumption Agreement whereby, among other things, such assignee shall agree to become a party to this Agreement as a Noteholder hereunder and shall make the representations and warranties set forth in Section 10.20 hereof (and, in connection therewith, deliver such opinions of counsel as may be requested by Administrative Agent or Issuer demonstrating that such assignee meets the requirements thereof and that such assignment is in compliance with all applicable securities laws and would not require the Notes or the Unconditional Guaranties to be registered under the Securities Act or an indenture to be qualified under the Trust Indenture Act with respect to the Notes or the Unconditional Guaranties).

(iii) No Assignment to Issuer. No such assignment shall be made to Issuer or any of Issuer’s Affiliates (excluding any Noteholder) or Subsidiaries.

(iv) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(v) Assignment and Documentation Fee. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of contemporaneous assignments to or by two or more Related Funds.  Concurrently with such delivery, the Eligible Assignee, if not a Noteholder, shall deliver to Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Noteholder under this Agreement, and the assigning Noteholder thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Noteholder’s rights and obligations under this Agreement, such Noteholder shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and

10.04 hereto with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, Issuer (at its expense) shall execute and deliver a Note to the assignee Noteholder.

(c) Register. Administrative Agent, acting solely for this purpose as an agent of Issuer, shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Noteholders and principal amounts and stated interest of the Notes owing to, each Noteholder pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and Issuer, Administrative Agent and the Noteholders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Noteholder hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Issuer at any reasonable time and from time to time upon reasonable prior notice.

(d) Intentionally Omitted.

(e) Intentionally Omitted.

(f) Certain Pledges. Any Noteholder may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Noteholder, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Noteholder from any of its obligations hereunder or substitute any such pledge or assignee for such Noteholder as a party hereto.

(g) Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.07. TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY. Each of Administrative Agent and the Noteholders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Note Document or any action or proceeding relating to this Agreement or any other Note Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of, or any prospective assignee of, any of its rights or obligations under this Agreement, or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Administrative Agent, any Noteholder or any of their respective Affiliates on a nonconfidential basis from a source other than Issuer.

For purposes of this Section, “Information” means all information received from Issuer or any Subsidiary relating to Issuer or any Subsidiary or any of their respective businesses, other than any such information that is available to Administrative Agent, any Noteholder on a nonconfidential basis prior to disclosure by Issuer or any Subsidiary, provided that, in the case of information received from Issuer or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information but no less than a reasonable standard of care.

10.08. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Noteholder and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Noteholder or any such Affiliate to or for the credit or the account of Issuer or any other Note Party against any and all of the obligations of Issuer or such Note Party now or hereafter existing under this Agreement or any other Note Document to such Noteholder, irrespective of whether or not such Noteholder shall have made any demand under this Agreement or any other Note Document and although such obligations of Issuer or such Note Party may be contingent or unmatured or are owed to a branch or office of such Noteholder different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Noteholder and their respective Affiliates under this section are in addition to other rights and remedies (including other rights of setoff) that such Noteholder or their respective Affiliates may have. Each Noteholder agrees to notify Issuer and Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09. INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Note Document, the interest paid or agreed to be paid under the Note Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If Administrative Agent or any Noteholder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Notes or, if it exceeds such unpaid principal, refunded to Issuer. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Noteholder exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law,

(a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Note Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement and the other Note Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties. Except as provided in Section 4.01 hereto, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Note Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Administrative Agent and each Noteholder, regardless of any investigation made by Administrative Agent or any Noteholder or on their behalf and notwithstanding that Administrative Agent or any Noteholder may have had notice or knowledge of any Default at the Closing Date, and shall continue in full force and effect as long as any Note or any other obligation hereunder shall remain unpaid or unsatisfied.

10.12. SEVERABILITY. If any provision of this Agreement or the other Note Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Note Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13. REPLACEMENT OF NOTEHOLDERS. If any Noteholder requests compensation under Section 3.04 hereto, or if Issuer is required to pay any additional amount to any Noteholder or any Governmental Authority for the account of any Noteholder pursuant to Section 3.01 hereto, or if any Noteholder becomes a Defaulting Noteholder, or if any Noteholder does not consent to a proposed amendment, modification or waiver of this Agreement or any other Note Document requested by Issuer which has been approved by the Majority Noteholders but which requires the consent of such Noteholder (or such Noteholder and other Noteholders) to become effective, then Issuer may, at its sole expense and effort, upon notice to such Noteholder and Administrative Agent, require such Noteholder to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06 hereto) all of its interests, rights and obligations under this Agreement and the related Note Documents to an assignee that shall assume such obligations (which assignee may be another Noteholder, if a Noteholder accepts such assignment), provided that:

(a) Issuer shall have paid to Administrative Agent the assignment fee specified in Section 10.06(b) hereto;

(b) such Noteholder shall have received payment of an amount equal to the outstanding principal of its Notes, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Note Documents (including any amounts under Section 3.05 hereto) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Issuer (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01 hereto, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with applicable Laws.

In connection with any such replacement, if the replaced Noteholder does not execute and deliver to Administrative Agent a duly completed Assignment and Assumption reflecting such replacement within five Business Days of the date on which the replacement Noteholder executes and delivers such Assignment and Assumption to the replaced Noteholder, then such replaced Noteholder shall be deemed to have executed and delivered such Assignment and Assumption.  A Noteholder shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Noteholder or otherwise, the circumstances entitling Issuer to require such assignment and delegation cease to apply.

10.14. GOVERNING LAW; JURISDICTION; ETC.

(a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT (EXCEPT, AS TO ANY OTHER NOTE DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(b) SUBMISSION TO JURISDICTION. ISSUER AND EACH OTHER NOTE PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT (AS SUCH TERM IS DEFINED IN THIS AGREEMENT), OR FOR RECOGNITION OR

ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER NOTE DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY NOTEHOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT AGAINST ISSUER OR ANY OTHER NOTE PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. ISSUER AND EACH OTHER NOTE PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 HERETO. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16. [RESERVED].

10.17. NO ADVISORY OR FIDUCIARY RESPONSIBILITY. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Note Document), Issuer acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by Administrative Agent are arm’s-length commercial transactions between Issuer and its Affiliates, on the one hand, and Administrative Agent, on the other hand, (B) Issuer has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) Issuer is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Note Documents; (ii) (A) Administrative Agent is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Issuer or any of its Affiliates, or any other Person and (B) Administrative Agent has no obligation to Issuer or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Note Documents; and (iii) Administrative Agent and its respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Issuer and its Affiliates, and Administrative Agent has no obligation to disclose any of such interests to Issuer or its Affiliates. To the fullest extent permitted by law, Issuer hereby waives and releases any claims that it may have against Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.18. USA PATRIOT ACT NOTICE. Each Noteholder that is subject to the Act (as hereinafter defined) and Administrative Agent (for itself and not on behalf of any Noteholder) hereby notifies Issuer that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Note Party, which information includes the name and address of each Note Party and other information that will allow such Noteholder or Administrative Agent, as applicable, to identify each Note Party in accordance with the Act. Issuer shall, promptly following a request by Administrative Agent or any Noteholder, provide all documentation and other information that Administrative Agent or such Noteholder requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

10.19. TIME OF THE ESSENCE. Time is of the essence with respect to the Obligations of Note parties under the Note Documents.

10.20. NOTEHOLDER REPRESENTATIONS.  Each Noteholder, severally as to itself and not jointly and severally with any other Noteholder, represents and warrants to Issuer as follows:

(a) Such Noteholder is acquiring its Notes for its own account, for investment and not with a view to any distribution thereof within the meaning of the Securities Act or any state “blue sky” laws.

(b) Such Noteholder understands that the Notes have not been and will not be registered under the Securities Act and the Notes are being issued by Issuer in a transaction exempt from the registration requirements of the Securities Act and (ii) understands that the

Notes may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act is available.

(c) Such Noteholder understands that the exemption from registration afforded by Rule 144 depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

(d) Such Noteholder did not employ any broker or finder in connection with the transactions contemplated in this Agreement and no fees or commissions are payable to such Noteholder except as otherwise provided for in this Agreement.

(e) Such Noteholder is either an “Accredited Investor” (as defined in Rule 501(a) under the Securities Act) or a “Qualified Institutional Buyer” (as defined in Rule 144A under the Securities Act).  The financial position of such Noteholder is such that it can afford to bear the economic risk of holding the Notes purchased by it hereunder.  Such Noteholder can afford to suffer the complete loss of its investment in the Notes.  The knowledge and experience of such Noteholder in financial and business matters is such that it is capable of evaluating the risks of the investment in the Notes.  Such Noteholder acknowledges that no representations, express or implied, are being made with respect to Issuer or any of its Subsidiaries, the Notes or otherwise, other than those expressly set forth herein and in the other Note Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered under seal as of the date first set forth above.

ISSUER:

WCI COMMUNITIES, INC.

By:	/s/ Russell Devendorf
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

GUARANTORS:

WCI COMMUNITIES, LLC

By:	/s/ Russell Devendorf
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

WCI COMMUNITIES MANAGEMENT, LLC.

By:	/s/ Russell Devendorf
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

WCI REALTY, INC.

By:	/s/ Russell Devendorf
Name:	Russell Devendorf
Title:	Vice President

PELICAN LANDING GOLF RESORT VENTURES, INC.

By:	/s/ Russell Devendorf
Name:	Russell Devendorf
Title:	Vice Presedent

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

SPECTRUM EASTPORT, LLC

By: WCI Communities, LLC, its sole member

By:	/s/ Russell Devendorf
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

WCI COMMUNITIES RIVINGTON, LLC

By: WCI Communities, LLC, its sole member

By:	/s/ Russell Devendorf
Name:	Russell Devendorf
Title:	Senior Vice President & Chief Financial Officer

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:	/s/ Renee Kuhl
Name:	Renee Kuhl
Title:	Vice President

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

NOTEHOLDER:

STONEHILL INSTITUTIONAL PARTNERS, L.P.

By: Stonehill Capital Management LLC, its adviser

By:	/s/ Michael Stern
Name:	Michael Stern
Title:	Managing Director

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

NOTEHOLDER:

MONARCH MASTER FUNDING LTD

By: Monarch Alternative Capital LP, its investment manager

By:	/s/ Christopher Santana
Name:	Christopher Santana
Title:	Managing Principal

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

SCHEDULES

TO

NOTE PURCHASE AGREEMENT

among

WCI COMMUNITIES, INC.

as Issuer,

THE GUARANTORS PARTY THERETO,

as Guarantors,

THE LENDERS PARTY THERETO

as Noteholders,

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Administrative Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION (1)

as Collateral Agent

Dated as of June 8, 2012

(1)  Any capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned to such terms in the Note Purchase Agreement

INDEX OF SCHEDULES

1.01	Excluded Assets
1.01B	Immaterial Subsidiaries
1.02	Excluded Subsidiaries
2.01	Notes and Applicable Percentages
5.06	Litigation
5.08	Property
5.13	Employee Plans
5.14	Subsidiaries; Joint Ventures; Pledged Entities; Excluded Subsidiaries
5.15	Letters of Credit
5.27	Intellectual Property
7.01(c)	Existing Permitted Indebtedness
7.02(o)	Existing Permitted Liens
7.03(d)	Joint Venture Investments
10.02	Administrative Agent’s Office; Certain Addresses for Notices

SCHEDULE 1.01 TO

NOTE PURCHASE AGREEMENT

Excluded Assets

1.                                      Properties listed below owned by joint ventures and limited liability companies:

STATE	COUNTY	DEVELOPMENT	DESCRIPTION
FL	Lee	Pelican Landing Golf Resort	51% limited partnership interest and 1% general partnership interest
FL	Lee	Pelican Landing Timeshare Ventures	51% limited partnership interest

NY	Suffolk	The Encore Atlantic Shores I and II [Eastport Home & Land Company]	50% membership interest in JV entity and 100% membership interest in JV partner entity

SCHEDULE 1.01B TO

NOTE PURCHASE AGREEMENT

Immaterial Subsidiaries

1.              WCI Towers Northeast USA, Inc.

2.              First Fidelity Title, Inc.

3.              WCI Realty Connecticut, Inc.

4.              WCI Realty New Jersey, Inc.

5.              WCI Realty New York, Inc.

6.              Tiburon Golf Ventures, Inc.

7.              Renaissance at Oak Creek Club, LLC

SCHEDULE 1.02 TO

NOTE PURCHASE AGREEMENT

Excluded Subsidiaries and Excluded Joint Venture Subsidiaries

1.              Watermark Realty, Inc.

2.              Watermark Realty Referral, Inc.

3.              Financial Resources Group, Inc.

4.              Pelican Landing Timeshare Ventures Limited Partnership

5.              Pelican Landing Golf Resort Ventures Limited Partnership

6.              Eastport Home & Land Company, LLC

7.              Florida Home Finance Group, LLC (f/k/a WCI Mortgage LLC)

8.              Immaterial Subsidiaries listed on Schedule 1.01B

SCHEDULE 2.01 TO

NOTE PURCHASE AGREEMENT

Loans and Applicable Percentages

Lender	Outstanding	%

Monarch Master Funding LTD	$62,500,000.00	50.0000%
Stonehill Institutional Partners, LP	$62,500,000.00	50.0000%

Total	$125,000,000.00	100.0000%

SCHEDULE 5.06 TO

NOTE PURCHASE AGREEMENT

Litigation

1)                                     Old WCI Communities, Inc.:  Rescission Claims

Claimants generally seek rescission and the return of deposits made under purchase agreements for approximately 27 units (in the aggregate amount of approximately $2,784,731.70).  These actions are brought under various theories, including, but not limited to violations of ILSA, breach of contract, Florida Deceptive and Unfair Trade Practices Act and misrepresentation.

2)                                     Old WCI Communities, Inc. and WCI Communities Inc.: Condominium Construction Defects and Audit of the Financial Records.

Three condominium associations seek monetary compensation for alleged construction defects and amounts due from the developer to the Association (approximately $1,290,112.00).

3)                                     WCI Communities, Inc.:  Bishop Pit Lease

WCI as landlord entered into a lease with David Barron Land Development (DBLD) for the mining and removal of materials and substances such as muck, fill dirt, top soil, crushed rock and stone.  The lease expires December 31, 2012.  DBLD defaulted under the terms of the lease by failing to pay royalties, taxes and other amounts.  WCI terminated the lease; however, DBLD continues to remove material.  WCI filed a Complaint for breach of contract and injunctive relief and a second Complaint for Eviction both filed in Circuit Court.   In the event DBLD continues to remove material through year end, WCI will be damaged to the extent DBLD fails to remit rental payments and/or cause materials to be removed from areas which WCI has planned for future development.

4)                                     WCI Communities, Inc.:  The Watermark — Water Intrusion

62 (out of 204) units have experienced water infiltration.  The cause of the leaks remains undetermined and investigation is ongoing.  WCI retained Glazing Consultants to investigate the causs of the leaks.  Dollar amount is undeterminable at this time.

SCHEDULE 5.08 TO

NOTE PURCHASE AGREEMENT

All Real Property Interests of Issuer
and the Note Parties as of the Closing Date

	ST.	COUNTY	DEVELOPMENT	ABBREVIATED DESCRIPTION
1.	FL	Broward	Heron Bay	Heron Bay East - Lot 15, Block K - Lot 12, Block L
2.	FL	Broward	Heron Bay	Heron Bay North Plat 1 less and except Cypress Pointe I, II, III, IV (“catch all”) — only common areas left
3.	FL	Broward	Heron Bay	Heron Bay North Plat 2 — Lots 41 and 42A, Lot 48D
4.	FL	Broward	Heron Bay	Heron Bay North Plat 3 (specific lots)
5.	FL	Broward	Heron Bay	City of Parkland — Tracts 1 and 2, Sect. 31 Township 47 South, Range 41 East, and Portion of the NW ¼ of Sect. 32, Township 47 South, Range 41 East, and Tracts B-7 and R-1 of Heron Bay North Plat 3
6.	FL	Broward	Heron Bay	Sales Center — All of Parcel B, Heron Bay Two, Pat Book 159, Page 39
7.	FL	Broward	Bishop Pit	NW ¼ of Section 30, Township 47 South, Range 41 East, South ½ of said Section, Township and Range; and West 118.81 feet of the NE ¼ of said Section, Township and Range
8.	FL	Broward	McNab Road Commercial Parcel	NW ¼ of the NE ¼ of Sect. 12, Township 49 South, Range 42 East (Property being leased)
9.	FL	Collier	Hammock Bay	Tract D of Hammock Bay
10.	FL	Collier	Hammock Bay	Sales Center — Tract K, Marco Shores, Unit 1 plus Tracts L&M, Marco Shores, Unit 1
11.	FL	Collier	Manchester Square	All of Manchester Square and Manchester Square 1 (specific lots)
12.	FL	Collier	Marquesa Royale at Tiburon	Parcel of land lying in the SW ¼ of Section 36, Township 48 South, Range 25 East (specific lots)
13.	FL	Collier	Marsala at Tiburon	Marsala at Tiburon (specific lots)
14.	FL	Collier	Esperanza at Tiburon	Tracts C and D, Tiburon Blvd. Extension
15.	FL	Collier	Tiburon	Sales Office — A portion of Tract GC1-E, Pelican Marsh Unit Twenty
16.	FL	Escambia	Lost Key	Gulf Beach Subdivision (specific lots)
17.	FL	Escambia	Lost Key	Block A, Revised Plat of Lost Key Plantation, a Planned Unit Development (specific lots)
18.	FL	Escambia	Lost Key	Parcel C, Parcel D and Pracel E, Revised Plat of Lost Key Plantation, as Planned Unit Development (Parcel 2C)
19.	FL	Escambia	Lost Key	Lost Key Marina and Yacht Club
20.	FL	Escambia	Lost Key	Sales and Information Center — Lot 91

	ST.	COUNTY	DEVELOPMENT	ABBREVIATED DESCRIPTION
21.	FL	Escambia	Lost Key	Future Development Parcels, Lots 82, 92-94, Gulf Beach Subdivision
22.	FL	Escambia	Lost Key	Beach Front Parcel (f/k/a Perdido Shores Condominium)
23.	FL	Escambia	Lost Key Marina Dry Storage Condominium	Dry Storage Units 1, 2, 7, 10-12, 16, 18-21, 23-25, 27, 34-39, 42, 44-70, 72, 74, 78-81, 85, 89-98, 100, 101, 103-106, 108-140
24.	FL	Flagler	Hammock Dunes	Lots 1, 2 & 3, South Towers at Hammock Dunes (Arezzo and Murano)
25.	FL	Hendry	Mitigation Property (For Pelican Preserve)	A parcel lying in Section 31, Township 48 South, Range 32
26.	FL	Highlands	Spring Lake Village VI	Lots 8 and 10, Block M, and Lot 6, Block Q
27.	FL	Hillsborough	Gandy Gardens, Unit 7 (near Westshore Yacht Club) (Vacant Residential)	The West 7.25 feet of Lot 9 and all of Lot 10, Block 4
28.	FL	Hillsborough	Gandy Gardens, Unit 7 (near Westshore Yacht Club) (Vacant Residential)	Lot 11 and the West 5.25 feet of Lot 12, Block 4
29.	FL	Hillsborough	Vacant Commercial Land Parcel (near Westshore Blvd.)	Two (2) tracts located in Government Lot 3, Section 8, Township 30 South, Range 18 East
30.	FL	Hillsborough	Westshore Yacht Club — Tampa Port Authority Lease	Submerged Land Lease — Boardwalk
31.	FL	Hillsborough	Westshore Yacht Club — Tampa Port Authority Lease	Submerged Land Lease — Phase 1
32.	FL	Hillsborough	Westshore Yacht Club — Tampa Port Authority Lease	Submerged Land Lease — Phase 2
33.	FL	Hillsborough	Westshore Yacht Club	Westshore Yacht Club Phase 1 (lots)
34.	FL	Hillsborough	Westshore Yacht Club	Westshore Yacht Club Phase 2 (Lots 1-7, Block 33)
35.	FL	Hillsborough	Westshore Yacht Club	Westshore Yacht Club Phase 3A (Lots)
36.	FL	Hillsborough	Westshore Yacht Club	Westshore Yacht Club Phase 3B (lots blocks)
37.	FL	Hillsborough	Westshore Yacht Club	Westshore Yacht Club Phase 2, all of Blocks 22, 23, 24, 25 and 26
38.	FL	Hillsborough	Westshore Yacht Club	Westshore Yacht Club Phase 3 Tower 2
39.	FL	Hillsborough	Westshore Yacht Club	Westshore Yacht Club Phase 3 Tower 3
40.	FL	Lee	Coconut Point Marina Parcel & Storage	A parcel lying in the South A of Government Lot 2, Section 7, Township 47 South, Range 25 East

	ST.	COUNTY	DEVELOPMENT	ABBREVIATED DESCRIPTION
41.	FL	Lee	The Colony Terzello	Parcel P at The Colony
42.	FL	Lee	The Colony	Parcels F and G (formerly Pelican Landing)
43.	FL	Lee	The Colony	Parcels M and N (formerly Pelican Landing)
44.	FL	Lee	Ravenna at the Colony	A parcel in Section 8, Township 47 South, Range 25 East
43A	FL	Lee	The Colony Golf Course	Common Areas
45.	FL	Lee	Gateway	Parcel 1 (417 acres — Annexed Lands)
46.	FL	Lee	Gateway	Parcel 2 (Easement Land to Parcel 1) (common areas)
47.	FL	Lee	Gateway	Parcel 2B-2
48.	FL	Lee	Gateway	Hampton Park at Gateway
49.	FL	Lee	Gateway	Parcel 28 — a parcel of land located in Section 8, Township 45 South, Range 26 East
50.	FL	Lee	Gateway	Parcel 47 — a parcel of land lying in Section 6, Township 45 South, Range 26 East
51.	FL	Lee	Pelican Preserve	Commercial Tract C5
52.	FL	Lee	Pelican Preserve	Lands in West ½ of Section 1, Township 45 South, Range 25 East plus in West ½ of “same”
53.	FL	Lee	Pelican Preserve	Tracts GC1, GC2, GC3, GC4, A, B & C, Golf Course plat (Instrument No. 2009000022188, Lee County)
54.	FL	Lee	Pelican Preserve	Tract E at Pelican Preserve Plat
55.	FL	Lee	Pelican Preserve	Tract L Pelican Preserve Plat
56.	FL	Lee	Pelican Preserve	Palazzo I at Pelican Preserve, a Condominium (units)
57.	FL	Lee	Pelican Preserve	Viadana at Pelican Preserve, a Condominium (units)
58.	FL	Lee	Pelican Preserve	Villa Capri at Pelican Preserve Tract “T”
59.	FL	Lee	Pelican Preserve	Various Common Areas (Villa Capri, Toscana, Monticello, Bellagio, Porta Vino)
60.	FL	Manatee	Tidewater Reserve)	Mariner Estates Plat (lots)
61.	FL	Lee	Gateway and Pelican Preserve	Various Common Areas
62.	FL	Lee	Pelican Landing (common areas & roads)	Pelican Landing, Plat Book 58, Page 15-16, 17-21, etc.
63.	FL	Lee	Pelican Landing	Common Areas
64.	FL	Lee	Gateway (common areas)	Common Areas related to Gateway Phases 15, 21 and 22
65.	FL	Manatee	Tidewater Reserve	The Lagoon I at Tidewater Preserve
66.	FL	Manatee	Tidewater Reserve	Tidewater Preserve, Phase I (lots)
67.	FL	Manatee	Tidewater Reserve	Tidewater Preserve — Phase II (East of I-75) (lots)

	ST.	COUNTY	DEVELOPMENT	ABBREVIATED DESCRIPTION
68.	FL	Manatee	Tidewater Reserve	Tidewater Preserve, Phase II (West of I-75) (lots)
62A	FL	Manatee	Tidewater Reserve	Tracts 200, etc.
69.	FL	Manatee	Waterlefe Golf and River Club	The Cove Docks at Waterlefe, a Condominium pursuant to Declaration of Condominium recorded in O.R. Book 2290, Page 4504 (formerly Tract 604, Unit 12 (also known as Tract 604A, Unit 12A))
70.	FL	Martin	McArthur (Parcel 20.04)	MacArthur (Parcel 20.04) A parcel of land lying within the NW ¼, Section 28, Township 40 South, Range 42 East
71.	FL	Palm Beach	North Flagler Tower Site (The Loren)	Parcel 5 — Lot 8, Block 6, Bethesda Park
72.	FL	Palm Beach	North Flagler Tower Site (The Loren)	Parcel 6 — Portion of Lot 9, Block 6, Bethesda Park
73.	FL	Palm Beach	North Flagler Tower Site (The Loren)	Parcel 2 — Portion of Lot 6, Block 6, Bethesda Park
74.	FL	Palm Beach	North Flagler Tower Site (The Loren)	Parcel 8 — Lot 10, Block 6, Bethesda Park
75.	FL	Palm Beach	North Flagler Tower Site (The Loren)	Parcel 1 — Lot 5, Block 6, Bethesda Park
76.	FL	Palm Beach	North Flagler Tower Site (The Loren)	Parcel F — Flagler Court Condominium - Parcel 4, Lot 7, Block 6, Bethesda Park
77.	FL	Palm Beach	North Flagler Tower Site (The Loren)	Parcel 3 — Portion of Lot 6, Block 6, Bethesda Park
78.	FL	Palm Beach	North Flagler Tower Site (The Loren)	Parcel 7 — Portion of Lot 9, Block 6, Bethesda Park
79.	FL	Sarasota	Venetian Golf and River Club	Tract G Venetian Golf and River Club Phase 1
80.	FL	Sarasota	Venetian Golf and River Club	Venetian Golf and River Club Phase 3E (lots)
81.	FL	Sarasota	Venetian Golf and River Club	Venetian Golf and River Club Phase 4C (lots)
82.	FL	Sarasota	Venetian Golf and River Club	Venetian Golf and River Club Phase 4D (lots)
83.	FL	Sarasota	Venetian Golf and River Club	Venetian Golf and River Club Phase 5
84.	FL	Sarasota	Venetian Golf and River Club	Cappello I at Venetian Golf and River Club (units)
85.	FL	Sarasota	Venetian Golf and River Club	Land comprising golf course described in Special Warranty Deed between VBUR-LLC and WCI Communities, Inc.

	ST.	COUNTY	DEVELOPMENT	ABBREVIATED DESCRIPTION
86.	FL	Sarasota	Venetian Golf and River Club	Portion of Land within Section 25, lying West of the Myakka River, all of Section 26 and East ½ of Section 27, Township 38 South, Range 19 East
87.	FL	Sarasota	Venetian Golf and River Club (Sales Office)	Land in Section 26, Township 38 South Range 19 East (2.37 acres)
88.	FL	Sarasota	Venetian Golf and River Club (Artisti)	Artisti Land (7.81 acres)
89.	FL	Sarasota	Venetian Golf and River Club (Artisti II — Phase 2)	Phase 6, Artisti Phase 2 (6.64 acres)
90.	FL	Sarasota	Venetian Golf and River Club (Future Palazzo II)	Phase 3F, Future Palazzo II
91.	FL	Sarasota	Venetian Golf and River Club (Future Cappello II)	Land in Section 26, Township 38 South Range 19 East
92.	FL	Sarasota	Venetian Golf and River Club (Future Cappello III)	Land in Section 26, Township 38 South Range 19 East (3.75 acres)

NON-FLORIDA PROPERTIES:

ST.	COUNTY	DEVELOPMENT	ABBREVIATED DESCRIPTION	CURRENT OWNER	LEGAL REC’D	TITLE COMM. REC’D	TITLE COMM. NO.
CT	Fairfield	Reserve	Parcel 19A (City of Danbury), less and except Parcel 5C	WCI Communities Rivington, LLC	X	X	NCS-539852-CT1-ATL
NY	Dutchess	Hopewell Crossing	Parcel I (Lot 234294) - Out	WCI Communities, LLC	X	X	NCS-539852-NY1-ATL
NY	Dutchess	Hopewell Crossing	Parcel II (Lot 068205) — Out	WCI Communities, LLC	X	X	NCS-539852-NY1-ATL
NY	Dutchess	Hopewell Crossing	Parcel III (Lot 161395) - Out	WCI Communities, LLC	X	X	NCS-539852-NY1-ATL

SCHEDULE 5.13 TO

NOTE PURCHASE AGREEMENT

Employee Plans

WCI Communities, Inc.: SUMMARY OF EMPLOYEE BENEFIT PROGRAMS

BENEFITS ELIGIBILITY

All full-time employees consistently working 30 hours per week have the opportunity to enroll in the available WCI Benefit Programs.

FLEXIBLE BENEFITS PLAN

WCI offers a menu of benefits to employees.  Pre-tax dollars can be used to pay for Health, Dental, Vision and Flexible Spending Reimbursement Accounts. This summary provides an overview of all employee benefit programs. The Summary Plan Descriptions (SPDs) are the controlling documents.

MEDICAL BENEFITS — WCI’s medical plan is self-funded; Blue Cross Blue Shield of Alabama is the provider and administrator. There are two medical plans available; PPO and Consumer Driven Health Plan (CDHP) with a Health Savings Account (HSA).

1)                                     PPO. This plan typically pays 80% in-network and 50% out-of-network after a deductible with a $35 co-pay for primary care physician office visit and $50 co-pay for specialist office visits.

PPO Employee Monthly Contribution

Employee Only	$85 per month
Employee + One	$199 per month
Employee + Family	$360 per month

2)                                     Consumer Driven Health Plan (CDHP) with an HSA. This plan provides health care coverage along with a health savings account to help employees pay some of their covered medical services or help them plan ahead for future health expenses. Before the medical plan begins paying for employees’ health care, they must meet their annual deductible. They can meet their deductible by using dollars in their health savings account, their own dollars, or a combination of both. Once the deductible is met, the plan begins providing coverage for eligible services. Employees are responsible for any co-insurance or co-pays. Contributions made to an HSA from payroll are pre-tax and the dollars are not subject to taxation unless withdrawn for a non-qualified medical expense.

WCI will match employee contributions of $750 for single coverage and $1,500 for family coverage.

CDHP w/ HSA Employee Monthly Contribution

Employee Only	$30 per month
Employee + One	$135 per month
Employee + Family	$250 per month

Both plans offer prescription coverage through Medco.

DENTAL INSURANCE — The dental plan is a traditional PPO plan through Delta Dental, that allows employees to choose their dentist and pays up to reasonable and customary charges at 100% Preventive (exams, cleanings, ex-rays), 80% Basic (fillings, extractions, root canals), 50% Major (crowns, bridges and dental implants), and 50% Orthodontic (for all covered dependents), after annual deductible.

Dental insurance premiums are listed below:

Employee Only	$15 per month
Family (includes employee)	$40 per month

VISION INSURANCE — This plan is fully funded by the employee. The provider is VSP. The Vision Care Plan provides coverage to help with individual and family’s vision care expenses. Services can be received from any VSP network doctor or out-of-network provider. However, the best value is through a VSP network doctor.

Vision insurance premiums are listed below:

Employee Only	$4.75 per month
Employee + 1	$9.50 per month
Family (includes employee)	$15.28 per month

BASIC LIFE INSURANCE — The company provides a life insurance benefit of an amount equal to approximately one and one-half times their annual salary. The minimum amount of Basic Life Insurance is $36,000 and the maximum amount is $50,000, paid to the beneficiary. This plan includes double indemnity for an accidental death.

SUPPLEMENTAL LIFE INSURANCE — Employees have the opportunity to voluntarily purchase additional life insurance in increments of 1 x-5x your annual salary up to $500,000.

DEPENDENT LIFE INSURANCE — Employees have the opportunity to voluntarily purchase life insurance for immediate family members in increments of $10,000, up to $100,000.

ACCIDENT INSURANCE (AD&D) — Employees can voluntarily purchase up to a maximum of $500,000 of Individual Personal Accident Insurance. Coverage is purchased in increments of $25,000, and starts at $0.75 per month for $25,000 worth of coverage.

All life and supplemental life is provided by Minnesota Life.

SUPPLEMENTAL INSURANCE — Colonial Life & Accident Company offers employees additional voluntary benefits such as Disability, Accident/Specified Injury, Cancer and Hospital Bridge for employee and/or family.

FLEXIBLE SPENDING ACCOUNTS — WCI offers Healthcare Reimbursement and Dependent Care Reimbursement Accounts to make certain expected expenses more affordable by paying for services with pre-tax dollars.

•                                          Dependent Care Assistance- WCI will contribute a dollar for dollar match, up to $100 per month, for employees that participate in the Dependent Care Flexible Spending Account.

•                                          Employees can contribute up to $5,000 to your Healthcare Reimbursement Account.

Discovery Benefits is the provider as well as the provider for COBRA Administration.

401(k) PLAN (Retirement/Profit Sharing Plan) —Administered by Prudential Retirement Services.

•                                          Contributions — Eligible employees may contribute 1%-75% of their gross pay, per pay period, to the plan. Contributions may be made on a pre-tax (up to $17,000 per year) and/or after-tax basis (combined, not to exceed 75% of gross pay per pay period). However, if an employee earns more than $110,000 annually, contributions may be limited to 6%, based on overall employee participation in the plan.

•                                          Catch-Up Contributions — for participants over age 50 within the plan year, up to $5,500 pre-tax can be contributed once plan maximums have been met.

•                                          Match — 25 cents on the first 6%.

PAID TIME OFF - Full-Time Regular Employees

HOLIDAYS — After 90 days of continuous full-time employment, regular employees receive 10 paid holidays each year. Hourly employees who are scheduled to work the holiday will be paid their regular wages for working, plus holiday pay. These include: Employee’s Birthday, New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving, Christmas Day, Day after Christmas Day.

VACATION

•                                          Vacation year is based on a calendar year for earning and taking.

•                                          When an employee is hired within the first half of the year (Jan 1-June 30), that employee will earn ten (10) days to be taken in the next calendar year starting January 1st. When an employee is hired within the last half of the year (July 1-Dec 31), that employee will earn five (5) days to be taken in the next calendar year starting January 1st. Example: If an employee is hired in August, they will earn 5 days of vacation to be taken during the following calendar year beginning January 1st. Then, effective January 1st the next year, that same employee will receive 10 days of earned vacation to take during that calendar year.

Length of Employment	Vacation Time

1 - 5 years	10 days
6 - 15 years	15 days

Hourly employees will be paid based on the number of hours worked at their current rate. Vacation may not be accumulated or carried over to the next year. Upon termination, unused earned vacation will be paid out unless the employee had not been with the company for a full year, or the termination was a result of a violation of the company rules.

BEREAVEMENT LEAVE

Full-time employees will receive paid time off for up to three (3) consecutive workdays for a death in the immediate family (parents, spouse, children, brothers, sisters, mother-in-law, father-in-law, grandparents, and grandparents of spouse). Up to two (2) additional paid days may be paid for extensive travel out of state/country.

JURY DUTY

Full-time employees will receive the equivalent of one (1) day’s pay for each scheduled workday he/she is required to serve on jury duty.

ADDITIONAL BENEFITS - Available for SALARIED EMPLOYEES:

SHORT TERM DISABILITY — WCI provides income replacement to salaried employees who cannot work as a result of non-occupational accident or sickness. Employees may be eligible to receive up to 26 weeks (6 months) of pay according to the following schedule:

•                                          First 4 weeks full salary for employees with less than 5 years of service.

•                                          First 8 weeks full salary for employees with more than 5 years of service.

If the treating physician still requires absence from work, the employee may be eligible to receive approximately 60% of gross pay (to a maximum of $500 per week) for the balance of 26 weeks.

LONG-TERM DISABILITY — This Company-paid benefit provides salaried employees with 66 2/3% income replacement coverage, to a monthly maximum of $9,500, if they cannot work as a result of non-occupational accident or sickness for more than 26 weeks. If approved, payment starts the 27th week of disability.

SCHEDULE 5.14 TO

NOTE PURCHASE AGREEMENT

Subsidiaries; Joint Ventures; Pledged Equities; Excluded Subsidiaries

Part A:  Subsidiaries of Issuer (all Pledged Entities unless indicated)

Subsidiary(2)		Pledgor	Place of Organization of Subsidiary	Class of Capital Stock	Number of Shares Issued and Outstanding	Federal Taxpayer Id No.	Percentage of Shares/ Interest Pledged	Number of Shares/Interest Pledged
1.	WCI Communities, LLC	WCI Communities, Inc.	Delaware	Limited Liability Company Interest	N/A	27-0601855	100%	All Interest
2.	WCI Communities Management, LLC	WCI Communities, Inc.	Delaware	Limited Liability Company Interest	N/A	27-0601636	100%	All Interest
3.	WCI Towers Northeast USA, Inc.	WCI Communities, LLC	Delaware	Common Stock	1000	20-1656944	100%	1000
4.	First Fidelity Title, Inc.	WCI Communities, LLC	Delaware	Common Stock	4,350	59-3321774	100%	4,350
5.	WCI Realty, Inc.	WCI Communities, LLC	Delaware	Common Stock	1000	59-3408628	100%	1000
6.	Pelican Landing Golf Resort Ventures, Inc.	WCI Communities, LLC	Delaware	Common Stock	10,000	59-3543499	100%	10,000
7.	Tiburon Golf Ventures, Inc.	WCI Communities, LLC	Delaware	Common Stock	10,000	59-3515983	100%	10,000
8.	Renaissance at Oak Creek Club, LLC	WCI Communities, LLC	Delaware	Limited Liability Company Interest	N/A	56-2455270	100%	All Interest
9.	WCI Realty Connecticut, Inc.	WCI Realty, Inc.	Florida	Common Stock	1000	20-2620653	100%	1000
10.	WCI Realty New Jersey, Inc.	WCI Realty, Inc.	Florida	Common Stock	1000	20-2205677	100%	1000
11.	WCI Realty New York, Inc.	WCI Realty, Inc.	Florida	Common Stock	1000	20-2620610	100%	1000

(2)                                 The address of each Subsidiary’s principal place of business is 24301 Walden Center Drive, Bonita Springs, Florida 34134.

Subsidiary(2)		Pledgor	Place of Organization of Subsidiary	Class of Capital Stock	Number of Shares Issued and Outstanding	Federal Taxpayer Id No.	Percentage of Shares/ Interest Pledged	Number of Shares/Interest Pledged
12.	Pelican Landing Golf Resort Ventures Limited Partnership	WCI Communities, LLC (50% Pledgor) Pelican Landing Golf Resort Ventures, Inc. (1% Pledgor)	Delaware	Partnership Interest	N/A	59-3543433	51%	N/A
13.	Pelican Landing Timeshare Ventures Limited Partnership	WCI Communities, LLC (50% Pledgor) Pelican Landing Golf Resort Ventures, Inc. (1% Pledgor)	Delaware	Partnership Interest	N/A	36-4351657	51%	N/A
14.	WCI Communities Rivington, LLC	WCI Communities, LLC	Delaware	Limited Liability Company Interest	N/A	N/A(3)	100%	All Interest
15.	Spectrum Eastport, LLC	WCI Communities, LLC	Delaware	Limited Liability Company Interest	N/A	11-3698308	100%	All Interest
16.	Florida Home Finance Group, LLC (f/k/a WCI Mortgage LLC)	Not Pledged excluded Joint Venture	Delaware	Limited Liability Company Interest	N/A	20-5284590	N/A	N/A
17.	Eastport Home & Land Company LLC	Not Pledged excluded Joint Venture	Delaware	Limited Liability Company Interest	N/A	81-0616728	N/A	N/A
18.	Watermark Realty, Inc.	Not Pledged Excluded Subsidiary	Delaware	Corporation	4350	65-0619884	N/A	N/A
19.	Watermark Realty Referral, Inc.	Not Pledged Excluded Subsidiary	Florida	Corporation	500	59-3227694	N/A	N/A
20.	Financial Resources Group, Inc.	Not Pledged Excluded Subsidiary	Florida	Corporation	435	59-3279648	N/A	N/A

Part B: Joint Ventures:

1.              Florida Home Finance Group, LLC (f/k/a WCI Mortgage LLC)

(3) This entity uses the taxpayer ID of its member, WCI Communities, LLC.

2.              Pelican Landing Golf Resort Ventures Limited Partnership

3.              Pelican Landing Timeshare Ventures Limited Partnership

4.              Eastport Home & Land Company LLC

SCHEDULE 5.15 TO

NOTE PURCHASE AGREEMENT

Letters of Credit

Issuer	LOC No.	Project	Obligee	WCI Entity	Issue Date	Expiry Date	Current Amount
Bank of America	64084259	WCI Corp	Westchester Fire Insurance Company	WCI Communities, Inc.	05/23/07	5/23/2013	1,720,938.00
Bank of America	64084212	Atlantic Point-Oceanside	Broward County	WCI Communities, Inc.	2/10/2005	2/10/2013	317,923.00
Bank of America	64084267	The Watermark Condo	Quality Builders Warranty Corp	WCI Towers Northeast USA, Inc.	02/14/08	2/11/2013	1,000,000.00
Bank of America	64084256	Heron Bay North	Broward County	WCI Communities, Inc.	02/16/07	2/12/2013	1,396,425.00
Bank of America	64084226	Heron Bay North	Broward County	WCI Communities, Inc.	3/28/2005	3/28/2013	47,000.00
Bank of America	64084201	Eastport Home aka Encore Atlantic Shores	Suffolk County Sewer Agency	Eastport Home & Land Company, LLC.	12/2/2004	4/22/2013	100,000.00
Bank of America	64084273	Various WCI Clubs	Textron Financial Corporation	WCI Communities, Inc.	5/4/2010	4/28/2013	49,435.00
Bank of America	68049988	WCI Corp	Textron Financial Corporation	WCI Communities, Inc.	4/30/2010	4/28/2013	22,683.52

SCHEDULE 5.27 TO

NOTE PURCHASE AGREEMENT

Intellectual Property

IT CONTRACTS

Vendor	E1 Address Number	Address Line 1	City	State	Zip	Service
ACCUDATA INTEGRATED MARKETING	509894	5220 SUMMERLIN COMMONS BLVD STE 200	Ft Myers	FL	33907	Do not call registry
ADVANCED MOBILE SOLUTIONS LLC	1041859	996 OLD EAGLE SCHOOL ROAD STE 1105	Wayne	PA	19087	eMarketing services; inbound text leads
ADVANCED PROCESSING & IMAGING	920561	1350 E NEWPORT CENTER DRIVE SUITE 200	DEERFIELD BEACH	FL	33442	OptiView Imaging Software
ADVANCED TECHNOLOGIES SOLUTIONS INC	1014560	12724 Gran Bay Pkwy W, Suite 310	Jacksonville	FL	32258	AutoCAD Software License/Maintenance
ADVISORY FINANCIAL GROUP LLC	1049439	401 E LAS OLAS BOULEVARD STE 1400	FT LAUDERDALE	FL	33301	Consulting
AT&T	1004572	PO BOX 5019	CAROL STREAM	IL	60197-5019	WAN Communications/Telephone
AT&T	1032258	PO BOX 5091	CAROL STREAM	IL	60197-5091	WAN Communications/Telephone
AUTONOMY INC	1044996	PO BOX 8374	PASADENA	CA	91109-8374	LiveVault (data storage)
BELLSOUTH	921740	PO BOX 105320	ATLANTA	GA	30348	Telephone
BOTTOMLINE TECHNOLOGIES	583568	PO BOX 83050	WOBURN	MA	01813-3050	Check writing software maintenance
CDW DIRECT LLC	368868	PO BOX 75723	CHICAGO	IL	60675-5723	Software Maintenance (Net App, BES)/Computer Supplies
CENTURYLINK (FORMERLY EMBARQ /	269843	PO BOX 1319	CHARLOTTE	NC	28201-1319	Telephone
CITRIX SYSTEMS INC	861020	851 WEST CYPRESS CREEK ROAD	FT LAUDERDALE	FL	33309	Citrix Software Maintenance Fees
COMCAST	942583	PO BOX 105184	ATLANTA	GA	30348	WAN Communications/Telephone
COMCAST CABLEVISION	394548	PO BOX 105257	ATLANTA	GA	30348	WAN Communications/Telephone
CREATIVE RECYCLING SERVICES IN	1039361	3110 CHERRY PALM DRIVE STE 330	TAMPA	FL	33619	Hardware disposal
DATA SYSTEMS INTERNATIONAL	42770	PO BOX 504138	ST LOUIS	MO	63150-4138	AS400 Hardware Support
DELL MARKETING LP	87126	PO BOX 534118	ATLANTA	GA	30353-4118	Hardware and Software Vendor (TrendMicro AntiVirus)
FIBER SOLUTIONS	1048428	12120 METRO PARKWAY	FORT MYERS	FL	33966	Cabling contractor

Vendor	E1 Address Number	Address Line 1	City	State	Zip	Service
GLOBAL IT & RECOVERY SERVICES	889381	5400 LAUREL SPRINGS PARKWAY SUITE 1202	SUWANEE	GA	30024	Managed Services Partner
GODADDY.COM INC	980547	14455 N HAYDEN ROAD STE 219	Scottsdale	AZ	85260	Internet Domain name provider
GOOGLE INC	824405	PO BOX 39000	San Francisco	CA	34139	eMarketing services
HOMEWOOD SUITES BONITA SPRINGS	1040397	8901 HIGHLAND WOODS BOULEVARD	BONITA SPRINGS	FL	34135	Hotel
HYPHEN SOLUTIONS LTD	540437	PO BOX 849936	DALLAS	TX	78284-9936	BuildPro scheduling and reporting maintenance and fees
INFOR GLOBAL SOLUTIONS INC	962664	NW 5421 PO BOX 1450	MINNEAPOLIS	MN	55485-5421	iPM annual maintenance
IBS (INTEGRATED BUSINESS SYSTEMS)	614361	12201 Gayton Road, Suite 100	Richmond	VA	23238	Point of Sale Software Maintenance
IRON MOUNTAIN INTELLECTUAL PRO	750485	PO BOX 27131	NEW YORK	NY	10087-7131	Storage of AS/400 E1 Source Code
IRON MOUNTAIN RECORDS MANAGEMENT	358379	PO BOX 27128	NEW YORK	NY	10087-7128	Storage of backup tapes
KS2 TECHNOLOGIES INC	1036937	1020 MUSTANG DRIVE	GRAPEVINE	TX	76051	Consulting services
MAIL DOG	666179	290 NINTH ST N STE 200	St Petersburg	FL	33705	Email Marketing
MCCANN’S MOVING & DELIVERY	289991	320 SE 17th Place	CAPE CORAL	FL	33990	Moving and office setup
MICROSOFT	657168	1401 ELM STREET 5TH FLOOR DEPT 842467	DALLAS	TX	75202	SQL license subscription
NUMARA SOFTWARE INC	860334	PO BOX 933754	ATLANTA	GA	31193-3754	TrackIt - help desk software maintenance
PALM BEACH FORMS PLUS	499420	1649 FORUM PLACE SUITE 8	WEST PALM BEACH	FL	33401	Printing of business cards
RACKSPACE HOSTING	1027707	PO BOX 730759	DALLAS	TX	75373-0759	Server Hosting / Linux support
CURTH ELECTRIC INC	1029163	28321 WINDSOR ROAD	BONITA SPRINGS	FL	34134	Electrical circuit installation and repairs
RISETHINK LLC (BIXLY)	1040590	3147 E SUSSEX WAY	FRESNO	CA	93726	Web Development Contractor
SECURE STORAGE OF BONITA SPRIN	89885	24381 S TAMIAMI TRAIL	BONITA SPRINGS	FL	34134	Storage of excess hardware
SIMMERS, SCOTT	50921	496 PEAK AVENUE	WAYNESVILLE	NC	28786	Consulting services
SPRINT (FORMERLY NEXTEL)	482071	PO BOX 4181	CAROL STREAM	IL	60197-4181	Telephone
STAPLES ADVANTAGE	1014367	DEPT ATL PO BOX 405386	ATLANTA	GA	30384-5386	Office supplies

Vendor	E1 Address Number	Address Line 1	City	State	Zip	Service
SMS SYSTEMS MAINTENANCE SERVICES INC	1038131	2 Cabot Road, Suite 3	Hudson	MA	1749	Server Hardware Maintenance
THOMSON ELITE	919543	PO BOX 51611	LOS ANGELES	CA	90051	ProLaw Software Maintenance
UPS FOR LESS	1033699	2215 KENMORE AVENUE STE 100	BUFFALO	NY	14207	UPS batteries/supplies
VELARO INCORPORATED	1041381	8172 LARK BROWN ROAD STE 101	Elkridge	MD	21075	Chat vendor
VERIZON	770831	PO BOX 4833	TRENTON	NJ	08650-4833	Telephone
VERIZON FLORIDA INC	314051	PO BOX 920041	DALLAS	TX	75392-0041	WAN Communications/Telephone
VERIZON WIRELESS	465123	PO BOX 660108	DALLAS	TX	75266-0108	Telephone
Windstream/PAETEC COMMUNICATIONS INC	345800	PO BOX 1283	BUFFALO	NY	14240-1283	WAN Communications/Telephone
Windstream Communications		PO Box 580451	CHARLOTTE	NC	28258	WAN Communications/Telephone
Staples Technologies Solutions		1096 East Newport Center Drive	DEERFIELD BEACH	FL	33442	Technology supplies/equipment
OCE Imagistics, Inc		7555 E. Hampden Ave. Ste 200	DENVER	CO	80231	Equipment Rental
ClubEssential		455 Delta Avenue, 3rd Floor	Cincinnati	OH	45226	Amenities Websites, Dining Reservations, Online Payment
Electronic Transaction Systems (ETS)		10 Pidgeon Hill Drive, Suite 200	Sterling	VA	20165	Amenities Credit/Debit/Gift Card Processor

TRADEMARKS

Docket No.	Mark	Class	Country	Serial No./ Registration No.	Filing Date/Reg. Date
74753/00116	WCI	036, 037, 039	Canada	1,259,032 660,830	5/27/2005 3/15/2006
74753/00034	DESIGN OF HERON	036, 037	Florida State	T94000001571	12/16/1994
74753/00035	HERON BAY & DESIGN	036, 037	Florida State	T94000001572	12/16/1994
74753/00121	LOST KEY GOLF AND BEACH CLUB	036, 037, 042	Florida State	T05000001475	11/18/2005
74753/00032	PELICAN LANDING & DESIGN		Florida State	T12817	4/30/1990
74753/00077	TIBURON	036, 037, 041	Florida State	T00000000919	8/10/2000
74753/00067	TIBURON (STYLIZED)	036, 037, 041	Florida State	T00000000920	8/10/2000
74753/00025	TIBURON & DESIGN	036, 037, 041	Florida State	T00000000679	6/8/2000
74753/00065	TIBURON & DESIGN	036, 037, 041	Florida State	T00000000923	8/10/2000
74753/00066	TIBURON NAPLES & DESIGN	025, 028	Florida State	T00000000657	6/7/2000
74753/00064	TIBURON NAPLES & DESIGN	036, 037, 041	Florida State	T00000000926	8/10/2000
74753/00012	WCI	036, 037, 039	Florida State	T00000000448	4/13/2000
74753/00127	LIVE THE EXPERIENCE ADMIRE THE VIEW	036	U.S.	78/765,420 3,162,514	12/2/2005 10/24/2006
74753/00128	LIVE THE EXPERIENCE ADMIRE THE VIEW	037	U.S.	78/765,456 3,162,518	12/2/2005 10/24/2006
	My WCI	9, 35, 37, 41, 42	U.S.	85/253176	2/28/2011
	My WCI (divide)	9, 35, 37, 41, 42	U.S.	85/975825 4,146,851	10/17/2011 3/06/2012
	MyWCi COMMUNITY CONNECTION	35, 36, 45	U.S.	85/253182	2/28/2011
74753/00084	SIGNATURE SERVICES CONCIERGE	045	U.S.	76/586,178 3,010,180	04/12/2004 11/1/2005
74753/00105	SIGNATURE SERVICES	045	U.S.	76/613,420	09/29/2004

Docket No.	Mark	Class	Country	Serial No./ Registration No.	Filing Date/Reg. Date
	CONCIERGE AND DESIGN			3,025,882	12/13/2005
74753/22185	SKY HOMES	036	U.S.	76/415,366 2,771,066	05/29/2002
74753/22186	SKY HOMES	037	U.S.	76/415,398 2,771,067	05/29/2002 10/07/2003
74753/04861 A	TIBURON	035	U.S.	75/980,513 2,613,838	03/31/2000 09/03/2002
74753/04862 A	TIBURON (stylized)	035	U.S.	75/980,746 2,685,174	03/31/2000 2/11/2003
74753/04861	TIBURON (stylized)	036, 037, 041, 042	U.S.	76/014,134 2,570,769	03/31/2000 05/21/2002
74753/04862	TIBURON (stylized)	036, 037, 041, 042	U.S.	76/014,514 2,629,890	03/31/2000 10/08/2002
74753/15658	TIBURON	042	U.S.	76/338,751 2,952,213	11/16/2001
	TIBURON		U.S.	76/339020 2,854,383	11/16/2001 6/15/2004
74753/31059	TIBURON	028	U.S.	76/498,596 3,358,307	03/19/2003 12/25/2007
74753/33370	TIBURON	25	U.S.	76/537,137 2,964,550	8/13/2003 7/5/2005
74753/04863 A	TIBURON and design (fin)	035	U.S.	75/980,470 2,679,476	03/31/2000 01/28/2003
74753/04865 A	TIBURON and design (fin, squiggle in box)	035	U.S.	75/980,472 2,702,913	03/31/2000 04/01/2003
74753/04864 A	TIBURON and design (fin in box)	035	U.S.	75/980,514 2,703,475	03/31/2000 04/08/2003
74753/04863	TIBURON and design (fin)	036, 037, 041, 042	U.S.	76/014,138 2,606,524	03/31/2000 08/13/2002
74753/04865	TIBURON and design (fin, squiggle in box)	036, 037, 041, 042	U.S.	76/014,140 2,854,127	03/31/2000 06/15/2004
74753/05066 A	TIBURON and design (fin, squiggle)	035	U.S.	75/980,512 2,650,043	03/31/2000 11/12/2002
74753/05066	TIBURON and design (fin, squiggle)	036, 037, 041, 042	U.S.	76/014,137 2,684,187	03/31/2000 02/04/2003
74753/15655	TIBURON and design (fm)	042	U.S.	76/339,022 2,948,668	11/16/2001
74753/04875	TIBURON NAPLES and design (fin, squiggle in box)	036, 037	U.S.	75/842,210 2,633,863	11/05/1999 10/15/2002
74753/04874	TIBURON NAPLES and	041, 042	U.S.	76/014,139	03/31/2000

Docket No.	Mark	Class	Country	Serial No./ Registration No.	Filing Date/Reg. Date
	design (fin, squiggle in box)			2,608,607	08/20/2002
74753/04864	TIBURON and design (fin in box)	036, 037, 041, 042	U.S.	76/014,136 2,570,770	06/31/2000 05/21/2002
74753/04873 A	TIBURON NAPLES and design (fin, squiggle)	036, 037, 041, 042	U.S.	75/980,741 2,733,709	03/31/2000 07/08/2003
74753/04873	TIBURON NAPLES and design (fin, squiggle)	035	U.S.	76/014,513 2,676,038	03/31/2000 01/21/2003
74753/04866	TIBURON NAPLES and design (fin, squiggle)	025, 028	U.S.	76/062,960 2,634,017	06/05/2000 10/15/2002
74753/04856	WCI	036, 037	U.S.	75/842,209 2,742,508	11/05/1999 7/29/2003
74753/04855	WCI	039, 041, 042	U.S.	76/063,853 2,561,231	06/06/2000 04/16/2002
74753/04857	WCI COMMUNITIES INC.	039, 041, 042	U.S.	75/063,855 2,672,739	06/06/2000 01/07/2003
74753/04858	WCI COMMUNITIES INC.	036, 037	U.S.	75/842,208 2,684,095	11/05/1999 02/04/2003
74753/00110	WCI THE EXPERIENCE IS EVERYTHING	043	U.S.	76/619,127 3,254,049	11/4/2004 6/19/2007
74753/00111	WCI THE EXPERIENCE IS EVERYTHING	041	U.S.	76/619,266 3,159,543	11/4/2004 10/17/2006
74753/00109	WCI THE EXPERIENCE IS EVERYTHING	036	U.S.	76/619,267 3,159,544	11/4/2004 10/17/2006
74753/00112	WCI THE EXPERIENCE IS EVERYTHING	037	U.S.	76/619,268 3,159,545	11/4/2004 10/17/2006

TRADEMARK LICENSES

Pursuant to a Trademark License Agreement dated as of September 1, 2011 WCI Communities, LLC granted Tiburon Golf Ventures Limited Partnership a license to use the Trademarks set forth in the chart below:

Docket No.	Mark	Class	Country	Serial No./ Registration No.	Filing Date/Reg. Date
74753/00077	TIBURON	036, 037, 041	Florida State	T00000000919	8/10/2000
74753/00067	TIBURON (STYLIZED)	036, 037, 041	Florida State	T00000000920	8/10/2000
74753/00025	TIBURON & DESIGN	036, 037, 041	Florida State	T00000000679	6/8/2000
74753/00065	TIBURON & DESIGN	036, 037, 041	Florida State	T00000000923	8/10/2000
74753/00066	TIBURON NAPLES & DESIGN	025, 028	Florida State	T00000000657	6/7/2000
74753/00064	TIBURON NAPLES & DESIGN	036, 037, 041	Florida State	T00000000926	8/10/2000
74753/00062	TIBURON NAPLES & DESIGN	036, 037, 041	Florida State	T00000000929	8/10/2000
74753/00063	TIBURON (STYLIZED)	036, 037, 041	Florida State	T00000000928	8/10/2000
74753/04861 A	TIBURON	035	U.S.	75/980,513 2,613,838	03/31/2000 09/03/2002
74753/04862 A	TIBURON (stylized)	035	U.S.	75/980,746 2,685,174	03/31/2000 2/11/2003
74753/04861	TIBURON (stylized)	036, 037, 041, 042	U.S.	76/014,134 2,570,769	03/31/2000 05/21/2002
74753/04862	TIBURON (stylized)	036, 037, 041, 042	U.S.	76/014,514 2,629,890	03/31/2000 10/08/2002
74753/15658	TIBURON	042	U.S.	76/338,751 2,952,213	11/16/2001
	TIBURON		U.S.	76/339020 2,854,383	11/16/2001 6/15/2004
74753/31059	TIBURON	028	U.S.	76/498,596 3,358,307	03/19/2003 12/25/2007
74753/33370	TIBURON	25	U.S.	76/537,137 2,964,550	8/13/2003 7/5/2005
74753/04863 A	TIBURON and design (fin)	035	U.S.	75/980,470 2,679,476	03/31/2000 01/28/2003
74753/04865 A	TIBURON and design (fin, squiggle in box)	035	U.S.	75/980,472 2,702,913	03/31/2000 04/01/2003
74753/04864 A	TIBURON and design (fin in box)	035	U.S.	75/980,514 2,703,475	03/31/2000 04/08/2003

Docket No.	Mark	Class	Country	Serial No./ Registration No.	Filing Date/Reg. Date
74753/04863	TIBURON and design (fin)	036, 037, 041, 042	U.S.	76/014,138 2,606,524	03/31/2000 08/13/2002
74753/04865	TIBURON and design (fin, squiggle in box)	036, 037, 041, 042	U.S.	76/014,140 2,854,127	03/31/2000 06/15/2004
74753/05066 A	TIBURON and design (fin, squiggle)	035	U.S.	75/980,512 2,650,043	03/31/2000 11/12/2002
74753/05066	TIBURON and design (fin, squiggle)	036, 037, 041, 042	U.S.	76/014,137 2,684,187	03/31/2000 02/04/2003
74753/15655	TIBURON and design (fm)	042	U.S.	76/339,022 2,948,668	11/16/2001
74753/04875	TIBURON NAPLES and design (fin, squiggle in box)	036, 037	U.S.	75/842,210 2,633,863	11/05/1999 10/15/2002
74753/04874	TIBURON NAPLES and design (fin, squiggle in box)	041, 042	U.S.	76/014,139 2,608,607	03/31/2000 08/20/2002
74753/04864	TIBURON and design (fin in box)	036, 037, 041, 042	U.S.	76/014,136 2,570,770	06/31/2000 05/21/2002
74753/04873 A	TIBURON NAPLES and design (fin, squiggle)	036, 037, 041, 042	U.S.	75/980,741 2,733,709	03/31/2000 07/08/2003
74753/04873	TIBURON NAPLES and design (fin, squiggle)	035	U.S.	76/014,513 2,676,038	03/31/2000 01/21/2003
74753/04866	TIBURON NAPLES and design (fin, squiggle)	025, 028	U.S.	76/062,960 2,634,017	06/05/2000 10/15/2002

WCI PLAN LIST BY COMMUNITY

Development		Marketing Name	E1 Plan Name
Gateway — Hampton Park — SF40 (Grand Villas)
	SF40-126-V2	Azalea	4126
	SF40—107-V2	Florencia	4107
	SF40-131-V2	San Remo	4131
	SF40-132-V2	Valencia	4132
	SF400134-V2	Ruffino	4134
	SF40-209-V2	Magnolia	4209
	SF40-226-V2	Gardenia II	4226
	SF40-228-V2	Orchid	4228
	SF55-101-V2	Correggio (Model)	5101
	SF55-114-V2	Agostino (Model	5114

Gateway — Hampton park — SF55 (Classics)
	SF55-101-V2	Correggio	5101
	SF55-114-V2	Agostino	5114
	SF55-115-V2	Boretto	5115

Heron Bay — Sable Point (Grand Villas)
	SF40-126	Azalea	0126
	SF40-127	Camellia	0127
	SF40-209	Magnolia	0209
	SF40-229	Jasmine	0229
	SF40-230	Allamanda	0230

Heron Bay — Sawgrass
	SF60-108	Cypress	0108
	SF60-207	Hawthorn	0207
	SF60-208	Banyan	0208
	SF60-210	Poinciana	0210

Heron Bay — Somerset (Grand Villas)
	SF40-126	Azalea	0126
	SF40-127	Camellia	0127
	SF40-209	Magnolia	0209
	SF40-229	Jasmine	0229
	SF40-230	Allamanda	0230
Manchester Square — Duplex
	PH30-102	Areca	0102

Manchester Square — SF Homes (Grand Villas)
	SF40-126	Azalea	0126
	SF40-127	Camellia	0127
	SF40-209	Magnolia	0209
	SF40-226	Gardenia II	0226
	SF40-227	Gardenia	0227
	SF40-228	Orchid	0228

Development		Marketing Name	E1 Plan Name
Pelican Preserve — Azzurra (Classics)
	SF55-101-V2	Correggio	5101
	SF55-114-V2	Agostino	5114
	SF55-115-V2	Boretto	5115

Pelican Preserve — Camarelle — Materita Single Family
	SF35-102	Medina	0102
	SF35-104	Carrara	0104

Pelican Preserve — Milano — Materita (Duplex)
	PH30-108	Milan	0108
	PH30-109		0109

Pelican Preserve — Carena (Grand Villas)
	SF40-107	Florencia	0107
	SF40-131	San Remo	0131
	SF40-132	Valencia	0132
	SF40-134	Ruffino	0134
	SF40-107-V2	Florencia	4107
	SF40-131-V2	San Remo	4131
	SF40-131-V2	Valencia	4132
	SF40-134-V2	Ruffino	4134

Pelican Preserves — Tiberto (Grand Villas)
		Prato	0124
	SF40-107	Florencia	0107
	SF40-131	San Remo	0131
	SF40-132	Valencia	0132
	SF40-134	Ruffino	0134

Pelican Preserve — Valentina (Grand Villas)
	SF40-107	Florencia	0107
	SF40-131	San Remo	0131
	SF40-132	Valencia	0132
	SF40-134	Ruffino	0134

Pelican Preserve — Viadana (Duplex)
OLD	1836
OLD	2455
	CH4-38-100	Shell	0100
	CH38-101	Unit “A” — Corsica	0101
	CH38-201	Unit “B” — Monaco	0201

The Colony — Parcel P
	ST3-65-100	Shell	0100
	ST3-65-101	Unit “A”	0101
	ST3-65-102	Unit “B”	0102
	ST3-65-103	Unit “C”	0103

Tiburon — Esperanza (Duplex)

Development	Marketing Name	E1 Plan Name
LR6-102	Shell	SH6P
3130	Units 101, 201, 301	3130
3152	Units 102, 202, 302	3152

Tiburon — Marquesa (Duplex)
LR6-102	Shell	SH6P
3130	Units 101, 201, 301	3130
3152	Units 102, 202, 302	3152

Tiburon - Marsala
SF70-115	Treviso	0155
SF70-116	Palacio	7116
SF75-114	Cortez	0114
SF75-215	Estrella	0215

Tidewater Preserves - Hammocks (Grand Villas)
SF40-107	Florencia	0107
SF40-126	Azalea	0126
SF40-131	San Remo	0131
SF40-132	Valencia	0132
SF40-134	Ruffino	0134
SF40-107-V2	Florencia	4107
SF40-131-V2	San Remo	4131
SF40-131-V2	Valencia	4132
SF40-134-V2	Ruffino	4134

Tidewater Preserve — The Overlook (Grand Villas)
SF40-107	Florencia	0107
SF40-126	Azalea	0126
SF40-131	San Remo	0131
SF40-132	Valencia	0132
SF40-134	Ruffino	0134
SF40-107-V2	Florencia	4107
SF40-131-V2	San Remo	4131
SF40-131-V2	Valencia	4132
SF40-134-V2	Ruffino	4134

Tidewater Preserve — The Preserve (Classics)
SF55-101	Correggio	0101
SF55-114	Agostino	0114
SF55-115	Boretto	0115
SF55-101-V2	Correggio	5101
SF55-114-V2	Agostino	5114
SF55-115-V2	Boretto	5115

Tidewater Preserves — The Sables (Classics)
SF55-101	Correggio	0101
SF55-114	Agostino	0114
SF55-115	Boretto	0115
SF55-101-V2	Correggio	5101

Development		Marketing Name	E1 Plan Name
	SF55-114-V2	Agostino	5114
	SF55-115-V2	Boretto	5115

Tidewater Preserve — Lagon (4 plex)
OLD	1836
OLD	2455
	CH4-38-100	Shell	0100
	CH38-101	Unit “A” — Corsica	0101
	CH38-201	Unit “B” — Monaco	0201
Venetian Golf & River Club — SF35
	SF35-102	Medina	0102
	SF35-104	Carrara	0104

Venetian Golf & River Club — Arristi (Grand Villas)
	SF40-107	Florencia	0107
	SF40-131	San Remo	0131
	SF40-132	Valencia	0132
	SF40-134	Ruffino	0134
	SF40-107-V2	Florencia	4107
	SF40-131-V2	San Remo	4131
	SF40-131-V2	Valencia	4132
	SF40-134-V2	Ruffino	4134

Venetian Golf & River Club — Brunello (Grand Villas)
	SF40-107	Florencia	0107
	SF40-131	San Remo	0131
	SF40-132	Valencia	0132
	SF40-134	Ruffino	0134
	SF40-107-V2	Florencia	4107
	SF40-131-V2	San Remo	4131
	SF40-131-V2	Valencia	4132
	SF40-134-V2	Ruffino	4134

Venetian Golf & River Club — Otello (Classics)
	SF55-101	Correggio	0101
	SF55-114	Agostino	0114
	SF55-115	Boretto	0115
	SF55-101-V2	Correggio	5101
	SF55-114-V2	Agostino	5114
	SF55-115-V2	Boretto	5115

Venetian Golf & River Club — Capello (4 plex)
	CH4-38-100	Shell	0100
	CH38-101	Unit “A” — Corsica	0101
	CH38-201	Unit “B” — Monaco	0201

Westshore Yacht Club (Grand Villas)
	SF40-135	Edison	0135
	SF40-137	Bristol	0137
	SF40-236	Morrison	0236

Development		Marketing Name	E1 Plan Name
Westshore Yacht Club (Townhomes)
	Th4-30-100	4 Unit Shell	0100
	Th5-30-100	5 Unit Shell	0500
	TH6-30-100	6 Unit Shell	0600
	TH30-101	Unit “A”	0101
	TH30-102	Unit “B”	0102

Westshore Yacht Club — Bay Royale — (6 plex)
	LR6-102	Shell	SH6P
	3130	Units 101, 201, 301	3130
	3152	Units 102, 202, 302	3152

SCHEDULE 7.01 (c) TO

NOTE PURCHASE AGREEMENT

Existing Permitted Indebtedness

1.              LETTERS OF CREDIT

Issuer	LOC No.	Project	Obligee	WCI Entity	Issue Date	Expiry Date	Current Amount
Bank of America	64084259	WCI Corp	Westchester Fire Insurance Company	WCI Communities, Inc.	05/23/07	5/23/2013	1,720,938.00
Bank of America	64084212	Atlantic Point-Oceanside	Broward County	WCI Communities, Inc.	2/10/2005	2/10/2013	317,923.00
Bank of America	64084267	The Watermark Condo	Quality Builders Warranty Corp	WCI Towers Northeast USA, Inc.	02/14/08	2/11/2013	1,000,000.00
Bank of America	64084256	Heron Bay North	Broward County	WCI Communities, Inc.	02/16/07	2/12/2013	1,396,425.00
Bank of America	64084226	Heron Bay North	Broward County	WCI Communities, Inc.	3/28/2005	3/28/2013	47,000.00
Bank of America	64084201	Eastport Home aka Encore Atlantic Shores	Suffolk County Sewer Agency	Eastport Home & Land Company, LLC.	12/2/2004	4/22/2013	100,000.00
Bank of America	64084273	Various WCI Clubs	Textron Financial Corporation	WCI Communities, Inc.	5/4/2010	4/28/2013	49,435.00
Bank of America	68049988	WCI Corp	Textron Financial Corporation	WCI Communities, Inc.	4/30/2010	4/28/2013	22,683.52

2. CAPITAL LEASES

Asset Item Number	Life Months	Description	Depr. Start Date	Cost	Company Location
11148	36	LaserJet M4555fsk	01/01/2012	3,604.00	Florida Title & Guarantee
11242	60	LaserJet M4555fsk	04/01/2012	3,621.00	Florida Title & Guarantee
11064	60	LaserJet M7345xs	07/14/2011	4,531.31	Watermark/Prudential
11065	60	LaserJet M7345xs	07/14/2011	4,531.31	Watermark/Prudential
11083	60	LaserJet M7345xs	09/01/2011	4,511.32	Watermark/Prudential
11084	60	LaserJet M7345xs	09/01/2011	4,511.32	Watermark/Prudential
11085	60	LaserJet M7345xs	09/01/2011	4,511.32	Watermark/Prudential
11112	60	LaserJet M4555fsk	11/01/2011	3,608.25	Watermark/Prudential
11113	60	LaserJet M4555fsk	11/01/2011	3,608.25	Watermark/Prudential
11114	60	LaserJet M4555fsk	11/01/2011	3,608.25	Watermark/Prudential
11115	60	LaserJet M4555fsk	11/01/2011	3,608.25	Watermark/Prudential

2. CAPITAL LEASES

Asset Item Number	Life Months	Description	Depr. Start Date	Cost	Company Location
11149	36	LaserJet M4555fsk	01/01/2012	3,604.00	Watermark/Prudential
11150	36	LaserJet M4555fsk	01/01/2012	3,604.00	Watermark/Prudential
11157	60	LaserJet M4555fsk	12/01/2011	3,604.00	Watermark/Prudential
11158	60	LaserJet M4555fsk	12/01/2011	3,604.00	Watermark/Prudential
11159	60	LaserJet M4555fsk	12/01/2011	3,604.00	Watermark/Prudential
11160	60	LaserJet M4555fsk	12/01/2011	3,604.00	Watermark/Prudential
11161	60	LaserJet M4555fsk	12/01/2011	3,604.00	Watermark/Prudential
11241	60	LaserJet M4555fsk	04/01/2012	3,621.00	Watermark/Prudential
11260	60	LaserJet M4555fsk	04/01/2012	3,638.00	Watermark/Prudential
11263	60	LaserJet M4555fsk	05/01/2012	3,608.25	Watermark/Prudential
11264	60	LaserJet M4555fsk	05/01/2012	3,608.25	Watermark/Prudential
11265	60	LaserJet M4555fsk	05/01/2012	3,608.25	Watermark/Prudential
11266	60	LaserJet M4555fsk	05/01/2012	3,608.25	Watermark/Prudential
11267	60	LaserJet M4555fsk	05/01/2012	3,607.40	Watermark/Prudential
11268	60	LaserJet M4555fsk	05/01/2012	3,607.40	Watermark/Prudential
11269	60	LaserJet M4555fsk	05/01/2012	3,607.40	Watermark/Prudential
11270	60	LaserJet M4555fsk	05/01/2012	3,607.40	Watermark/Prudential
11271	60	LaserJet M4555fsk	05/01/2012	3,607.40	Watermark/Prudential
11076	48	Precor EFX 835 Elliptical	09/23/2011	5,294.96	VRC - Venetian River Club
11077	48	Precor EFX 835 Elliptical	09/23/2011	5,294.96	VRC - Venetian River Club
11078	48	Precor EFX 835 Elliptical	09/23/2011	5,294.95	VRC - Venetian River Club
				125,096.45

SCHEDULE 7.02(o) TO

NOTE PURCHASE AGREEMENT

Existing Permitted Liens

1. CDD Outstanding Bond Balance by Issuance as of May 22, 2012:

	A Bond Outstanding	B Bond Outstanding	Total Outstanding

Bayside (Pel Landing)	—		—
Bayside (Pel Landing)	(1,835,000)		(1,835,000)
Heron Bay	(4,920,000)		(4,920,000)
Heron Bay North	(6,245,000)	(1,785,000)	(8,030,000)
Pelican Preserve	(2,860,000)		(2,860,000)
Tiburon	(2,645,000)		(2,645,000)
Tiburon	(6,130,000)		(6,130,000)
Venetian	(13,440,000)		(13,440,000)

	(38,075,000)	(1,785,000)	(39,860,000)

	A BOND				B BOND			LIABILITY & OTHER
	A Bond Par	A Bond Assumed	A Bond Principal Paid	A Bond Liability	B Bond Par	B Bond Redeemed	B Bond Outstanding	B Bond Cash	Ppd / Accr Interest *	Total Liability

Bayside (Pel Landing)	(7,660,000)	5,935,719	1,328,729	(395,552)	(7,745,000)	7,745,000	—	—	11,516	(384,036)
Heron Bay	(7,945,000)	6,251,766	1,091,548	(601,686)	—	—	—	—	23,125	(578,561)
Heron Bay North	(6,930,000)	2,494,420	397,761	(4,037,819)	(2,165,000)	380,000	(1,785,000)	103,264	78,186	(5,641,370)
Pelican Preserve	(3,200,000)	2,669,871	143,691	(386,438)	(34,950,000)	34,950,000	—	—	3,875	(382,563)
Tiburon	(10,530,000)	6,494,959	857,338	(3,177,703)	(17,150,000)	17,150,000	—	—	109,716	(3,067,987)
Venetian	(14,635,000)	9,909,096	836,261	(3,889,643)	(14,785,000)	14,785,000	—	—	140,900	(3,748,743)

Total	(50,900,000)	33,755,831	4,655,328	(12,488,841)	(76,795,000)	75,010,000	(1,785,000)	103,264	367,317	(13,803,260)
				A			B	C	D	A+B+C+D

2.             Existing UCC Financing Statements

	Name	Jurisdiction	Current Secured Party of Record	File #	File Date	File Type	Collateral Secured	Thru Date

1.	WCI Communities, Inc.	DE – Secretary of State	Textron Financial Corporation	30674724	02-27-03	Original	Equipment Lease	02-27-08
				80644490	02-22-08	Continuation	Equipment Lease	02-22-13
2.	WCI Communities, Inc.	DE – Secretary of State	FNF Capital, Inc.	40349300	02-09-04	Original	Equipment Lease	02-09-09
				84061030	12-08-08	Continuation	Equipment Lease	12-08-13
3.	WCI Communities, Inc.	DE – Secretary of State	FNF Capital, Inc.	41588849	05-20-04	Original	Equipment Lease	05-20-09
				84052112	12-08-08	Continuation	Equipment Lease	05-20-14
4.	WCI Communities, Inc.	DE – Secretary of State	Wells Fargo Equipment Finance, Inc.	41976739	07-14-04	Original	Equipment Lease	07-14-09
				90284916	01-28-09	Continuation	Equipment Lease	07-14-14
5.	WCI Communities, Inc.	DE – Secretary of State	Textron Financial Corporation	53073138	09-29-05	Original	Equipment Lease	09-29-10
				0225843	6-29-10	Continuation	Equipment Lease	6-29-15
6.	WCI Communities, Inc.	DE – Secretary of State	FNF Capital, LLC	53317899	10-19-05	Original	Equipment Lease	10-19-10
				03197567	09-07-10	Continuation	Equipment Lease	09-07-15
7.	WCI Communities, Inc.	DE – Secretary of State	Textron Financial Corporation	53464527	11-08-05	Original	Equipment Lease	11-08-10
				02466740	07-15-10	Continuation	Equipment Lease	07-15-15
8.	WCI Communities, Inc.	DE – Secretary of State	FNF Capital, LLC	61082502	03-23-06	Original	Equipment Lease	03-23-11
				10977440	03-16-11	Continuation	Equipment Lease	03-16-16
9.	WCI Communities, Inc.	DE – Secretary of State	FNF Capital, LLC	70755560	02-28-07	Original	Equipment Lease	02-28-12
				20464794	02-06-12	Continuation	Equipment Lease	02-06-17
10.	WCI Communities, Inc.	DE – Secretary of State	Modular Space Corporation	20072550258	07-06-07	Original	Equipment Lease	07-06-12
11.	WCI Communities, Inc.	DE – Secretary of State	Fidelity National Capital, LLC	20073018677	08-08-07	Original	Equipment Lease	08-08-12
12.	WCI Communities, Inc.	DE – Secretary of State	U.S. Bancorp	20073229415	08-23-07	Original	Equipment Lease	08-23-12
13.	WCI Communities, Inc.	DE – Secretary of State	IBM Credit LLC	20080026730	01-03-08	Original	Equipment Lease	01-03-13
14.	WCI Communities, Inc.	DE – Secretary of State	Modular Space Corporation	20083405337	10-08-08	Original	Equipment Lease	10-08-13

	Name	Jurisdiction	Current Secured Party of Record	File #	File Date	File Type	Collateral Secured	Thru Date

15.	WCI Communities, Inc.	DE – Secretary of State	Wells Fargo Financial Leasing Inc.	20101846009	05-26-10	Original	Equipment Lease	05-26-15
16.	WCI Communities, LLC	DE- Secretary of State	Macrolease Corporation	20113345686	08-29-11	Original	Equipment Lease	08-29-16
				20113890475	10-10-11	Amendment	Equipment Lease	08-29-16
17.	WCI Communities, LLC	DE – Secretary of State	Macrolease Corporation	20120516973	02-09-12	Original	Equipment Lease	02-09-17
				20121675380	05-01-12	Amendment	Equipment Lease	02-09-17
18.	WCI Communities, LLC	DE- Secretary of State	TCF Equipment Finance, Inc.	20121738154	05-04-12	Original	Equipment Lease	05-04-17
19.	WCI Communities, Inc.	Escambia County, FL	Blossman Gas, Inc.	2007084951, Bk 6211, Pg 1476	9/5/07	Original	Underground Tank	9/5/12
20.	WCI Communities, Inc.	Escambia County, FL	Blossman Gas, Inc.	2007097511, Bk 6232, Pg 660	10/12/07	Original	Underground Tank	10/12/12
21.	Financial Resource Group, Inc.	Florida Secretary of State	Comerica Bank	2001100201047	9/17/01	Original	All Assets	9/17/16
				200601664947	1/19/06	Amend
				200602308362	4/6/06	Continuation
				201104506562	4/29/11	Continuation
22.	Watermark Realty, Inc.	DE – Secretary of State	Hewlett-Packard Financial Services Company	20120744898	2/27/12	Original	Equipment Lease	2/27/17
23.	Pelican Landing Golf Resort Ventures LP	DE – Secretary of State	Textron Financial Corporation	20103445248	10/4/10	Original	Financed equipment	10/4/15
24.	Pelican Landing Golf Resort Ventures LP and Raptor Bay Golf	DE – Secretary of State	PNCEF, LLC	20104421214	12/14/10	Original	Leased equipment	12/14/15
25.	Pelican Landing Golf Resort Ventures LP	DE – Secretary of State	TCF Equipment Finance, Inc.	20120780199	2/29/12	Original	Leased and financed equipment	2/28/17
26.	Pelican Landing Golf Resort Ventures LP	DE – Secretary of State	General Electric Capital Corporation	20121006891	3/15/12	Original	Leased equipment	3/15/17

3.             The following liens shall be terminated or released as of the Closing Date:

UCC Terminations

Item	Debtor Name	Jurisdiction	Original UCC Filing Information
1.	WCI Communities, LLC	Fl — Brevard County	Filed 9/10/09; Bk. 6024 Pg. 1921 as CFN 2009169041
2.	WCI Communities, LLC	FL — Broward County	Filed 9/8/09; Bk. 46506 Pg. 613 as CFN #108838554
3.	WCI Communities, LLC	FL — Collier County	Filed 9/9/09; Bk. 4490 Pg. 1057; Inst. #4339701
4.	WCI Communities, LLC	Fl — Escambia County	Filed 9/9/09; Bk. 6505 Pg. 1; Inst. #2009062018
5.	WCI Communities, LLC	FL — Flagler County	Filed 9/17/09; Bk. 1736 Pg. 1177; Inst. # 2009029830
6.	WCI Communities, LLC	FL — Hendry County	Filed 9/10/09; Bk 807 Pg 1950 as Inst.# 200909334
7.	WCI Communities, LLC	FL — Highlands County	Filed 9/08/09; Bk 2206 Pg 1260 as Inst. #1556877
8.	WCI Communities, LLC	FL — Hillsborough County	Filed 9/9/09; Bk. 19456 Pg. 1339 as Instrument #2009298726
9.	WCI Communities, LLC	FL — Lee County	Filed 9/8/09 as Inst #2009000243862
10.	WCI Communities, LLC	FL — Manatee County	Filed 9/8/09; Bk. 2311 Pg. 6402; Dkt #20092733661
11.	WCI Communities, LLC	FL — Martin County	Filed 9/08/09; Bk 2411 Pg 955 as Inst. #2166859
12.	WCI Communities, LLC	FL - Palm Beach County	Filed 9/8/09; Bk. 23433 Pg. 1178 as CFN 20090310696
13.	WCI Communities, LLC	FL — Sarasota County	Filed 9/15/09 Instrument #2009113839
14.	WCI Communities, LLC	FL — Volusia County	Filed 9/10/09; Bk 6394 Pg 4980 as Inst. #2009168231
15.	First Fidelity Title, Inc.	DE - Secretary of State	Filed 9/3/09 as Instrument # 20092856828
16.	Pelican Landing Golf Resort Ventures, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092856836
17.	Spectrum East Fishkill, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092856844
18.	Spectrum Eastport, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092856851
19.	Spectrum Wilson Park, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092856885
20.	Tiburon Golf Ventures, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092856927
21.	WCI Communities Management, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092856968
22.	WCI Communities Rivington, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092856992
23.	WCI Communities, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092857131
24.	WCI Communities, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092857149
25.	WCI Realty Connecticut, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092857156
26.	WCI Realty New Jersey, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092857164
27.	WCI Realty New York, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092857172
28.	WCI Towers Northeast USA, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092857180
29.	First Fidelity Title, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861224
30.	Pelican Landing Golf Resort Ventures, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092860366
31.	Spectrum East Fishkill, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092860523
32.	Spectrum Eastport, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861034

Item	Debtor Name	Jurisdiction	Original UCC Filing Information
33.	Spectrum Wilson Park, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861109
34.	Tiburon Golf Ventures, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092860770
35.	WCI Communities Management, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092860978
36.	WCI Communities Rivington, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092860465
37.	WCI Communities, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861125
38.	WCI Communities, LLC	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861257
39.	WCI Realty Connecticut, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861265
40.	WCI Realty New Jersey, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861281
41.	WCI Realty New York, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861331
42.	WCI Towers Northeast USA, Inc.	DE — Secretary of State	Filed 9/3/09 as Instrument # 20092861356
43.	WCI Realty, Inc.	FL — Secretary of State	Filed 9/4/09 as Instrument # 200901154197
44.	WCI Realty, Inc.	FL — Secretary of State	Filed 9/4/09 as Instrument # 200901154200
45.	Renaissance at Oak Creek Club, LLC	VA — Secretary of State	Filed 9/4/09 as Instrument # 0909047314-6
46.	Renaissance at Oak Creek Club, LLC	VA — Secretary of State	Filed 9/4/09 as Instrument # 0909047313-4
47.	WCI Communities, Inc.	FL — Collier County	Filed 3/31/03 in Book 3251, Page 2576, as File # 3154428
48.	WCI Communities, Inc.	FL — Miami Dade County	Filed in Book 20764, Page 3294, as Instrument # 2R676820
49.	WCI Communities, Inc.	DE — Secretary of State	Filed 3/31/03 as Instrument # 30901200

Full Releases

Item	Mortgagor	Jurisdiction	Original Mortgage Filing Information

1.	WCI LLC	Brevard	9/10/09; Bk. 6024 Pg. 1588 as CFN 2009169040
2.	WCI LLC	Broward	9/8/09; Bk. 46506 Pg. 280 as CFN #108838553
3.	WCI LLC	Collier	9/9/09; Bk. 4490 Pg. 724 as Instrument # 4339700
4.	WCI LLC	Escambia	9/9/09; Bk. 6504 Pg. 1659; Inst. #2009062017
5.	WCI LLC	Flagler	9/17/09; Bk. 1736 Pg. 844; Inst. # 2009029829
6.	WCI LLC	Hendry	9/10/09; Bk. 807 Pg 1617; Inst. #200909333
7.	WCI LLC	Highlands	9/08/09; Bk 2206 Pg 927 as Inst. #1556876
8.	WCI LLC	Hillsborough	9/9/09; Bk. 19456 Pg. 1007 as Instrument #2009298725
9.	WCI LLC	Lee	9/8/09; Inst # 2009000243861
10.	WCI LLC	Manatee	9/8/09; Bk. 2311 Pg. 6069, Dkt #20092733660
11.	WCI LLC	Martin	9/08/09; Bk 2411 Pg 622 as Inst. #2166858
12.	WCI LLC	Palm Beach	9/8/09; Bk. 23433 Pg. 0845 as CFN 20090310695

Item	Mortgagor	Jurisdiction	Original Mortgage Filing Information
13.	WCI LLC	Sarasota	9/15/09 Instrument #2009113838
14.	WCI LLC	Volusia	9/10/09; Bk 6394 Pg 4647 as Inst. #2009168230
15.	Rivington	Danbury Land Records, Fairfield, CT	9/8/09 Bk. 2060 Pg. 655-693, as Instrument #002313660039

SCHEDULE 7.03(d) TO

NOTE PURCHASE AGREEMENT

Joint Venture Investments

Entity Name		Net Investment

1.	Florida Home Finance Group LLC (f/k/a WCI Mortgage LLC)	$2,654,752.16

2.	Pelican Landing Golf Resort Ventures Limited Partnership	$2,845,428.00

3.	Pelican Landing Timeshare Ventures Limited Partnership	$0.00

4.	Eastport Home & Land Company LLC	$209,700.00

SCHEDULE 10.02 TO

NOTE PURCHASE AGREEMENT

Addresses for Notices to Note Parties

WCI Communities, Inc.

Address:	24301 Walden Center Drive
Bonita Springs, FL 34134

Attention:	Russell Devendorf, Senior Vice President and Chief Financial Officer
	Telephone:	(239) 498-8220
	Fax:	(239) 498-8338
	Electronic Mail:	russelldevendorf@wcicommunities.com

Sheila Leith, Vice President and Treasurer
	Telephone:	(239) 498-8529
	Fax:	(239) 498-8504
	Electronic Mail:	sheilaleith@wcicommunities.com

Vivien Hastings, Senior Vice President and General Counsel
	Telephone:	(239) 498-8213
	Fax:	(239) 498-8277
	Electronic Mail:	vivienhastings@wcicommunities.com

Notices to Guarantors shall be given in care of the Issuer as provided above.

SCHEDULE 10.02 TO

NOTE PURCHASE AGREEMENT

Administrative Agent’s Office; Certain Addresses for Notices

Administrative Agent or Collateral Agent

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Alecia Anderson

Fax/Telecopy No.: (612) 217-5651

With a copy to:

Kaye Scholer LLP

425 Park Avenue

New York, NY 10022

Attention: Terry Novetsky, Esq.

Fax/Telecopy No.: (212) 836-6490

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM.

PROMISSORY NOTE

$	[ ], 201

FOR VALUE RECEIVED, the undersigned (the “Issuer”) hereby promises to pay to                                              or its registered assigns (the “Noteholder”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of                                              ($                     ) or such lesser amount as from time to time may be outstanding and owing to the Noteholder by Issuer under that certain Note Purchase Agreement, dated as of June     , 2012 (as amended, restated, extended, renewed, supplemented or otherwise modified in writing from time to time, the “Agreement;” capitalized terms not defined herein being used herein as therein defined), among Issuer, the other Note Parties from time to time party thereto, the Noteholder, other noteholders from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent, together with interest as provided in this note (this “Note”).

Issuer promises to pay interest on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Noteholder in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the applicable per annum rate set forth in the Agreement.

This Note is one of the [Initial] [Incremental] Notes referred to in the Agreement, is entitled to the benefits thereof and shall, or may, be prepaid in whole or in part subject to the terms and conditions provided therein.  This Note is also entitled to the benefits of the Unconditional Guaranty and the Security Documents as provided therein.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  The Notes issued and sold by the Issuer pursuant to the Agreement may be evidenced by one or more accounts or records maintained by the Issuer and/or Administrative Agent in the ordinary course of business; provided that any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Issuer hereunder to pay any amount owing hereunder with respect to the Obligations.  The Noteholder may also attach schedules to this Note and endorse thereon the date, amount and payments with respect thereto.  No failure of the Noteholder to make such endorsements, or any error therein, shall limit or otherwise affect the obligation of the Issuer hereunder to pay any amount owing hereunder with respect to the Obligations.

Issuer, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Note shall be held in registered form, and transfers of this Note must be made pursuant to the Register maintained pursuant to Section 10.06(c) of the Agreement.  Issuer may treat the Person in whose name this Note is recorded on the Register as the absolute owner of this Note for all purposes, notwithstanding notice to the contrary.

[SIGNATURES ON FOLLOWING PAGE.]

2

WCI COMMUNITIES, INC.

By:
Name:
Title:

3

Notes and Payments with respect thereto

Date	Type of Note	Amount of Note	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

4

EXHIBIT B-1

FORM OF COMPLIANCE CERTIFICATE

[Financial Statement] [Month-End] Date:                  .

To:                             Wilmington Trust, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement, dated as of June     , 2012 (as amended, restated, extended, renewed, supplemented or otherwise modified in writing from time to time, the “Agreement;” capitalized terms not defined herein being used herein as therein defined), among WCI Communities, Inc., a Delaware corporation (“Issuer”), the other Note Parties from time to time party thereto, the Noteholders from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                            of Issuer, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of Issuer, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.                                      Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the Fiscal Year of Issuer ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.                                      Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Issuer ended as of the above date.  Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of Issuer and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

[Use following paragraph 1 for Month -end Compliance Certificates]

1.                                      This Compliance Certificate is being delivered as required by Section 6.02(c) of the Agreement, together with a Collateral Report pursuant to such section.

2.                                      The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Note Parties during the [accounting period covered by the attached financial statements] [Month covered by this Compliance Certificate].

3.                                      A review of the activities of the Note Parties during such [fiscal period] [Month] has been made under the supervision of the undersigned with a view to determining whether during such [fiscal period] [Month] the Note Parties performed and observed all its Obligations under the Note Documents, and

1

[select one:]

[to the best knowledge of the undersigned during such [fiscal period] [Month], the Note Parties performed and observed each covenant and condition of the Note Documents applicable to it and no Default or Event of Default has occurred and is continuing.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.                                      The representations and warranties of the Note Parties contained in Article V of the Agreement, and any representations and warranties of any Note Party that are contained in any Note Document or any document furnished at any time under or in connection with the Note Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsection (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Agreement [including the statements in connection with which this Compliance Certificate is delivered](1).

5.                                      The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

(1)  Only to be included with delivery of Financial Statements.

2

IN WITNESS WHEREOF, Issuer has caused this Certificate to be certified and delivered on this              day of                 , 201    .

WCI COMMUNITIES, INC.

By:
Name:
Title:

3

For the Quarter/Year ended                              (“Statement Date”)

SCHEDULE 1
Financial Statements

1

For the Quarter/Year ended                              (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate

II.	Section 7.11(a) — Shareholder Equity.
	A.	Shareholder Equity as of the end of such period:	$
	B.	Minimum Shareholder Equity required (pursuant to Section 7.11(a) of the Agreement):	$
	C.	Was the minimum Shareholder Equity set forth in 7.11(a) of the Agreement maintained at all times during such period:	Yes/No

1

II.	Section 7.11(b) — Liquidity.
	A.	Liquidity as of the end of such period:	$
	B.	Minimum Liquidity required (pursuant to Section 7.11(b) of the Agreement):	$
	C.	Was the minimum Liquidity set forth in 7.11(b) of the Agreement maintained at all times during such period:	Yes/No

2

II.	Section 7.11(c) — Net Debt to Total Capitalization.
	A.	Net Debt to Total Capitalization Ratio as of the end of such period:	$
	B.	Minimum Net Debt to Total Capitalization Ratio required (pursuant to Section 7.11(c) of the Agreement):	$
	C.	Was the minimum Net Debt to Total Capitalization Ratio set forth in 7.11(c) of the Agreement maintained at all times during such period:	Yes/No

3

EXHIBIT B-2

FORM OF APPRAISED VALUE REPORT

1

WCI Communities, Inc.

       , 20    ; $ in 000s

			Initial Appraisal					Periodic Appraisal							Updated Annual Appraisal
Region/Community/ Property Name	Location	Type	Appraisal Date	Appraisal Received	Appraised Value (1)	BV Net of Impairment	Appraised Value Equivalent	Appraised Value	Appraisal Date	Appraisal Received	Change in Value	% Change	BV Net of Impairment	Appraised Value Equivalent	Appraised Value	Appraisal Date	Appraisal Received	Change in Value	% Change	BV Net of Impairment	Appraised Value Equivalent
Northeast

Total Northeast

Mid-Atlantic

Total Mid-Atlantic

Florida

Total Florida

Sub-Total WCI Portfolio
Appraisals Underway

Sub-Total WCI Appraisals Underway

Total WCI Portfolio

Notes:

(1) For appraisals underway, the bookvalue of the property to be appraised is included until such time as final appraisal amount is provide by [                    ]

(2) If Desktop Appraisal has been received, the new Appraisal Value Equivalent is used in the Monthly Value Calculation, otherwise the original Appraised Value Equivalent is used.

ATTORNEY CLIENT COMMUNICATION

PRIVEGED & CONFIDENTIAL

WCI Communities, Inc.

         , 20    ; $ in 000s

			Current Month Book Value Activity					Monthly Value Calculation
Region/Community/Property Name	Location	Type	Book Value Beginning	Dispositions (Credits)	Investments (Debits)	Other Credits (Imp., G/Ls)	Ending	Beginning Appraised Value	Adjusted Dispositions (2)	Adjusted Investments (2)	Ending Appraised Value	Appraisal Firm
November
Total Northeast

Mid-Atlantic

Total Mid-Atlantic

Florida

Total Florida

Sub-Total WCI Portfolio
Appraisals Underway

Total WCI Portfolio

Notes:		Total
(1) For appraisals underway, the bookvalue of the property to be appraised is included until such time as I		Appraised Value to Note Ration (Formula TBD)

(2) If Desktop Appraisal has been received, the new Appraised Value Equivalent is in the Monthly V	A.	(1) Adjusted Appraised Value of all Eligible Properties

(2) CDD Obligations

(3) cash proceeds of CDD Obligations in (2)(a) held in construction accounts

Numerator: (1) — [(2)-(3)]

	B.	aggregate outstanding principle amount of Notes

Denominator: (B)

Appraised Value Ratio

Actual: Numerator/Denominator x

EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Note Purchase Agreement identified below (the “Note Purchase Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Note Purchase Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Noteholder under the Note Purchase Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Noteholder) against any Person, whether known or unknown, arising under or in connection with the Note Purchase Agreement, any other documents or instruments delivered pursuant thereto or the note transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.                                      Assignor:

2.                                      Assignee:

3.                                      Issuer:  WCI Communities, Inc., a Delaware corporation

4.                                      Administrative Agent:  Wilmington Trust, National Association, as the administrative agent under the Note Purchase Agreement, and any successor Administrative Agent appointed in accordance with the terms of the Note Purchase Agreement.

5.                                      Collateral Agent:  Wilmington Trust, National Association, as the collateral agent under the Note Purchase Agreement, and any successor Collateral Agent appointed in accordance with the terms of the Note Purchase Agreement.

6.                                      Note Purchase Agreement:  Note Purchase Agreement, dated as of June 8, 2012, among

1

WCI Communities, Inc., as Issuer, the other Note Parties from time to time party thereto, the Noteholders from time to time party thereto, Administrative Agent and Collateral Agent.

7.             Assigned Interest:

AGGREGATE AMOUNT OF NOTES FOR ALL NOTEHOLDERS	AMOUNT OF NOTES ASSIGNED	APPLICABLE PERCENTAGE/ PERCENTAGE ASSIGNED OF [INTIAL/INCREMENTAL NOTES]/ [ADDITIONAL FACILITY NOTES](2)

$	$		%
$	$		%
$	$		%

[8.          Trade Date:          ](3)

Effective Date:                                 , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

(2)                                 Set forth, to at least 9 decimals, as a percentage of the Commitment/Notes of all Noteholders thereunder.

(3)                                 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

2

[Consented to and](4) Accepted:

WILMINGTON TRUST, National Association,
as Administrative Agent

By:
Title:

(4)                                 To be added only if the consent of the Administrative Agent is required under Section 10.06(b)(i)(B).

3

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1          Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, and (iv) it is [not] a Defaulting Noteholder; and (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Note Purchase Agreement or any other Note Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Documents or any collateral thereunder, (iii) the financial condition of Issuer, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Note Document or (iv) the performance or observance by Issuer, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Note Document.

1.2          Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Noteholder under the Note Purchase Agreement, (ii) it meets all requirements of an Eligible Assignee under the Note Purchase Agreement (subject to receipt of such consents as may be required under the Note Purchase Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Note Purchase Agreement as a Noteholder thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Noteholder thereunder, (iv) all of the representations and warranties set forth in Section 10.20 of the Note Purchase Agreement are true and correct with respect to it on the date hereof, it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Note Purchase Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Noteholder, and (vi) if it is a Foreign Noteholder, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Note Purchase Agreement, duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Noteholder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Note Documents are required to be performed by it as a Noteholder; and (c) appoints and authorizes the Administrative Agent and Collateral Agent to enter into the Note Documents on its behalf, and to take such other action as agent on

1

its behalf and to exercise such powers under the Note Purchase Agreement and the other Note Documents as are delegated to the Administrative Agent and Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto, which shall include, the Intercreditor Agreement and the compliance with the terms thereof.

2.             Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts), whether such interest accrued before or after the Effective Date, to the Assignee.

3.             Deliveries.  Following the execution of this Assignment Agreement by Assignor and Assignee, it will be delivered to the Administrative Agent for recording by the Administrative Agent pursuant to the Note Purchase Agreement, together with, if the Assignee is not already a Noteholder under the Note Purchase Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee.  The Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 10.06(b)(v) of the Note Purchase Agreement.

4.             General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

2

EXHIBIT D

FORM OF UNCONDITIONAL GUARANTY

(See Attached)

1

UNCONDITIONAL GUARANTY

THIS UNCONDITIONAL GUARANTY (this “Guaranty”) is entered into as of June 8, 2012, by the subsidiaries of WCI Communities, Inc., a Delaware corporation, (“Issuer”) from time to time party hereto (collectively, “Guarantors” and each individually, a “Guarantor”), in favor of Wilmington Trust, National Association (“Wilmington”), as administrative agent (in such capacity, and together with any successor administrative agent appointed in accordance with the terms of the Note Purchase Agreement (as defined below), “Administrative Agent”) for the Noteholders that are parties from time to time to the Note Purchase Agreement (each, as defined below).

Issuer is a party to that certain Note Purchase Agreement dated as of even date herewith (as the same may be amended, extended, renewed, restated, supplemented or modified from time to time, the “Note Purchase Agreement”) among Issuer, Guarantors, the holders of Notes issued from time to time under the Note Purchase Agreement (the “Noteholders”), Wilmington, as the collateral agent for the benefit of itself, Administrative Agent and the Noteholders (in such capacity, and together with any successor collateral agent appointed in accordance with the terms of the Note Purchase Agreement, “Collateral Agent,” and collectively with Administrative Agent, “Agents”), and Administrative Agent, pursuant to which, among other things, the Noteholders have agreed to purchase, and may in the future agree to purchase, Notes issued or to be issued by Issuer under the Note Purchase Agreement.  Capitalized terms not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.

Each Guarantor is a Subsidiary of Issuer; Issuer and Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the issuance of the Notes by Issuer under the Note Purchase Agreement and the application of the proceeds from the sale thereof, which benefits are hereby acknowledged.

It is a condition precedent to the issuance of any Notes under the Note Purchase Agreement that Guarantors shall execute and deliver this Guaranty.  Noteholders are relying on this Guaranty in their decision to purchase Notes issued from time to time under the Note Purchase Agreement, and Agents are relying on this Guaranty in their decision to accept their duties under the Note Purchase Agreement and the other Note Documents to which they are a party, and Noteholders and Agents would not enter into the Note Purchase Agreement and such other Note Documents without the execution and delivery of this Guaranty by Guarantors.

NOW THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of the foregoing premises and the mutual covenants contained herein, each of the undersigned Guarantors hereby jointly and severally agrees as follows:

1.             Guaranty.  Each of the Guarantors hereby, jointly and severally, absolutely, irrevocably and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment in full when due (after giving effect to any grace period that may be set forth in the Note Documents with respect to any specific payment), whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Obligations and any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Issuer to Administrative Agent, Collateral Agent and Noteholders arising under the Note Purchase Agreement and the other Note Documents and all instruments, agreements and other documents of every kind and nature now or hereafter executed in connection with any Note Document, and for avoidance of doubt including, without limitation, any such indebtedness and liabilities relating to any Incremental Notes and any Additional Facility Notes issued from time to time by Issuer under the Note Purchase Agreement (including all renewals, extensions and modifications thereof and all costs, reasonable attorneys’ fees and expenses incurred by the Administrative Agent, Collateral Agent or Noteholders in connection with the collection or enforcement thereof) (collectively, the “Guaranteed Obligations”).  The books and records of Administrative Agent or any Noteholder showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive, absent manifest error, for the purpose of establishing the amount of the Guaranteed Obligations.  This Guaranty shall not be affected by

(a)           the genuineness, validity, regularity or enforceability of the Guaranteed Obligations, any Note Document or any other instrument or agreement evidencing any Guaranteed Obligations or by the existence, validity, enforceability, perfection, or extent of any collateral therefor,

(b)           any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Guaranteed Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Note Purchase Agreement or any Note or any other Note Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to Issuer or otherwise;

(c)           any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Guaranteed Obligations, and/or any offset against, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Guaranteed Obligations;

(d)           any exercise or failure to exercise any rights against Issuer or others (including any other Guarantor or any other Note Party);

(e)           any settlement or compromise of any Guaranteed Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof (other than any such settlement or compromise entered into with the Guarantor), and any subordination of the payment of all or any part thereof to the payment of any Guaranteed Obligation (whether due or not) of Issuer or any other Note Party to creditors of Issuer or any other Note Party, as applicable;

(f)            any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any

3

Collateral for all or any of the Guaranteed Obligations or any other assets of any Note Party;

(g)           any change, restructuring or termination of the existence of Issuer or any other Note Party; or

(h)           any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guaranty and/or obligations of any Guarantor hereunder, or a defense to, or discharge of, Issuer or any other Person or party relating to this Guaranty or the obligations of any Guarantor hereunder or otherwise with respect to the Guaranteed Obligations, in each case other than the indefeasible payment in full of the Guaranteed Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

2.             Notwithstanding any contrary provision, it is the intention of each Guarantor, each Noteholder and Administrative Agent that the amount of the Guaranteed Obligations guaranteed by each Guarantor pursuant to this Guaranty shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar laws applicable to each Guarantor.  Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by each Guarantor pursuant to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render each Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law as of the date of such determination.  The amount of the Guaranteed Obligations so limited hereunder may increase from time to time as the maximum amount under the United States Bankruptcy Code or any comparable provision of applicable state law increases.

3.             No Setoff or Deductions; Taxes.  Each Guarantor represents and warrants that it is incorporated or formed, and resides in, the United States of America.  All payments by each Guarantor hereunder shall be paid in full, without setoff or counterclaim (other than mandatory) or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes other than Excluded Taxes.  If any Guarantor must make a payment under this Guaranty, such Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to Administrative Agent or each Noteholder.  If any Guarantor makes a payment under this Guaranty to which withholding tax applies, or any taxes are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Paragraph 3, such Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law and, if such tax is an Indemnified Tax or Other Tax, shall pay an amount as necessary to ensure that Administrative Agent or such Noteholder receives the sum it would have received had no such deduction or withholding been made and shall also pay to Administrative Agent or such Noteholder, within ten days of demand thereof, all additional amounts which Administrative Agent or such Noteholder specifies as necessary to preserve the after-tax yield Administrative Agent or such Noteholder would have received if such Indemnified Taxes or Other Taxes had not been imposed.  Each Guarantor shall,

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as soon as practicable, after any payment of Indemnified Taxes or Other Taxes, provide Administrative Agent or any applicable Noteholder with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

4.             No Termination.  This Guaranty is an absolute, continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).  All payments under this Guaranty shall be made to an office of Administrative Agent located in the United States and in Dollars.

5.             Waiver of Notices.  Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof.  Each Guarantor further waives presentment, protest, notice, dishonor or default, notice of intention to accelerate, notice of acceleration, demand for payment and any other notices to which each Guarantor might otherwise be entitled.

6.             Subrogation.  Each Guarantor agrees that any right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty shall be junior and subordinate to all rights that Administrative Agent, Collateral Agent and/or the Noteholders may have against Issuer or any other Note Party and to all right, title and interest that Administrative Agent, Collateral Agent and/or the Noteholders may have in any collateral or security granted pursuant to the Note Documents, until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).  If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Agents and the Noteholders and shall forthwith be paid to Administrative Agent to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

7.             Waiver of Suretyship Defenses.  Each Guarantor agrees that Agents and the Noteholders may, at any time and from time to time, and without notice to any Guarantor, make any agreement with Issuer or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of Guarantors under this Guaranty.  Each Guarantor waives, until the indefeasible payment in full of all Guaranteed Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), any defense arising by reason of any disability or other defense of Issuer or any other guarantor, or the cessation from any cause whatsoever of the liability of Issuer, or any claim that such Guarantor’s obligations exceed or are more burdensome than those of Issuer and waives the benefit of any statute of limitations affecting the liability of such Guarantor hereunder to the fullest extent permitted by law.  Each Guarantor waives any right to enforce any remedy which Administrative Agent, Collateral Agent

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or any Noteholder now has or may hereafter have against Issuer or any other Note Party and waives any benefit of and any right to participate in any security now or hereafter held by Administrative Agent or Collateral Agent for the benefit of themselves or the Noteholders.  Further, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of each Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

8.             Exhaustion of Other Remedies Not Required.  The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations.  A separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Issuer or any other Note Party or whether Issuer or any other Note Party is joined in any such action or actions.  Each Guarantor waives promptness and diligence by Agents or any Noteholder and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring Administrative Agent, Collateral Agent or any Noteholder to exhaust any right or remedy or to take any action against Issuer, any other guarantor or any other person, entity or property before enforcing this Guaranty against any Guarantor.

9.             Reinstatement.  Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Issuer, any Guarantor or any other person or entity or otherwise, as if such payment had not been made and whether or not Administrative Agent or any Noteholder is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

10.          Subordination.  Each Guarantor hereby subordinates the payment of all obligations and indebtedness of Issuer owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of Issuer to such Guarantor as subrogee of Administrative Agent or any Noteholder or resulting from each Guarantor’s performance under this Guaranty, to the indefeasible payment in full of all Guaranteed Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).  If Administrative Agent or the Majority Noteholders so request, any such obligation or indebtedness of Issuer to any Guarantor shall be enforced and performance received by such Guarantor as trustee for Administrative Agent and the proceeds thereof shall be paid over to Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of each Guarantor under this Guaranty.

11.          Information.  Each Guarantor agrees to furnish promptly to Administrative Agent any and all financial or other information regarding such Guarantor or its property as Administrative Agent may reasonably request in writing.

12.          Stay of Acceleration.  In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of

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Issuer or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by Administrative Agent .

13.          Expenses.  Each Guarantor shall pay on demand all out-of-pocket expenses (including reasonable attorneys’ fees and expenses and the reasonable allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the rights of Agents or any Noteholder under this Guaranty, including any incurred in the preservation, protection or enforcement of any rights of Agents or any Noteholder in any case commenced by or against any Guarantor under the Bankruptcy Code or any similar or successor statute.  The obligations of each Guarantor under the preceding sentence shall survive termination of this Guaranty.

14.          Amendments.  No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by Administrative Agent and each Guarantor; provided, however, that no Guarantor may be released except as set forth in the Note Purchase Agreement.

15.          No Waiver; Enforceability.  No failure by Administrative Agent, Collateral Agent or any Noteholder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right by any Person.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.  The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

16.          Assignment; Governing Laws; Jurisdiction.  THIS GUARANTY SHALL (A) BIND EACH GUARANTOR AND ITS SUCCESSORS AND ASSIGNS, PROVIDED THAT NO GUARANTOR MAY ASSIGN ITS RIGHTS OR OBLIGATIONS UNDER THIS GUARANTY WITHOUT THE PRIOR WRITTEN CONSENT OF ADMINISTRATIVE AGENT AND THE REQUISITE NOTEHOLDERS WHOSE CONSENT IS REQUIRED UNDER THE APPLICABLE PROVISIONS OF THE NOTE PURCHASE AGREEMENT (AND ANY ATTEMPTED ASSIGNMENT WITHOUT SUCH CONSENT SHALL BE VOID), (B) INURE TO THE BENEFIT OF AGENTS AND NOTEHOLDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AND AGENTS OR ANY NOTEHOLDER MAY, WITHOUT NOTICE TO ANY GUARANTOR AND WITHOUT AFFECTING ANY GUARANTOR’S OBLIGATIONS HEREUNDER, ASSIGN OR SELL PARTICIPATIONS IN THE GUARANTEED OBLIGATIONS AND THIS GUARANTY, IN WHOLE OR IN PART, AND (C) IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE AND ANY

7

APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT ANY AGENT OR ANY NOTEHOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY IN THE COURTS OF ANY JURISDICTION.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY IN ANY COURT REFERRED TO IN THIS SECTION.  EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SERVICE OF PROCESS BY ANY AGENT OR ANY NOTEHOLDER IN CONNECTION WITH SUCH ACTION OR PROCEEDING SHALL BE BINDING ON EACH GUARANTOR IF SENT TO SUCH GUARANTOR IN CARE OF ISSUER AT ISSUER’S ADDRESS SPECIFIED IN SCHEDULE 10.02 OF THE NOTE PURCHASE AGREEMENT.

EACH GUARANTOR AGREES THAT AGENTS OR ANY NOTEHOLDER MAY DISCLOSE TO ANY PROSPECTIVE PURCHASER AND ANY PURCHASER OF ALL OR PART OF THE GUARANTEED OBLIGATIONS ANY AND ALL INFORMATION IN THE POSSESSION OF AGENTS OR ANY NOTEHOLDER CONCERNING EACH GUARANTOR, THIS GUARANTY AND ANY SECURITY FOR THIS GUARANTY.

17.          Condition of Issuer.  Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Issuer such information concerning the financial condition, business and operations of Issuer as such Guarantor requires, and that neither Administrative Agent, Collateral Agent nor any Noteholder has any duty, and each Guarantor is not relying on Agents or any Noteholder at any time, to disclose to each Guarantor any information relating to the business, operations or financial condition of Issuer.

18.          Remedies; Setoff.

(a)           Upon the occurrence and during the continuance of any Event of Default, Administrative Agent may, without notice to or demand upon Issuer, any Guarantor or any other Note Party, declare any Guaranteed Obligations immediately due and payable, and shall be entitled to enforce the obligations of any Guarantor hereunder.

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(b)           If and to the extent any payment is not made when due hereunder, Administrative Agent, Collateral Agent and each Noteholder may setoff and charge from time to time any amount so due against any or all of Guarantors’ accounts or deposits with Administrative Agent, Collateral Agent or such Noteholder in addition to other rights and remedies which Administrative Agent and Noteholders may have.

19.          Other Guarantees.  Unless otherwise agreed by Administrative Agent and Noteholders and Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantors for the benefit of the Noteholders or any term or provision thereof.

20.          Note Documents.  By execution hereof, each Guarantor covenants and agrees that certain representations and warranties set forth in the Note Documents, including those set forth in Article V of the Note Purchase Agreement, are expressly applicable to Guarantors, this Guaranty and the property of Guarantors, and each Guarantor reaffirms that each such representation and warranty is true and correct in every material respect and each such applicable representation and warranty set forth in such Note Documents and any other terms of the Note Documents to which reference is made therein, together with all related definitions and ancillary provisions, are hereby incorporated into this Guaranty by this reference as though specifically set forth herein.  Each Guarantor agrees to take all necessary actions (i) to comply with the provisions of the Note Purchase Agreement applicable to it, including, without limitation, the turning over of proceeds received by it which are to be applied to reduce the Guaranteed Obligations in accordance with the provisions of the Note Purchase Agreement and the turning over to the Administrative Agent of any payments which Guarantor has received in violation of the Note Purchase Agreement and (ii) as applicable, to cause compliance by its subsidiaries with the provisions of the Note Purchase Agreement and other Note Documents.  Each Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions of the Note Documents in favor of Agents and Noteholders.  If the Note Purchase Agreement shall cease to remain in effect for any reason whatsoever during any period and any part of the Guaranteed Obligations remain unpaid, then the terms, covenants, and agreements incorporated herein by reference shall nevertheless continue in full force and effect as obligations of each Guarantor under this Guaranty.  Each Guarantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take or refrain from taking such action, as the case may be.  All amounts payable from time to time by any Guarantor hereunder shall bear interest at an interest rate per annum determined in accordance with the Note Purchase Agreement as if such amounts were payable by Issuer.

21.          Authority of Administrative Agent.  Each Guarantor acknowledges that the rights and responsibilities of Administrative Agent under this Guaranty with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty shall, as between Administrative Agent and Noteholders, be governed by the Note Purchase Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Administrative Agent and such Guarantor, Administrative Agent shall be conclusively presumed to be acting as agent for Noteholders with full and valid

9

authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

22.          Additional Guarantors.  From time to time subsequent to the time hereof, additional Subsidiaries of Issuer may become parties hereto as additional guarantors (each an “Additional Guarantor”) by executing a counterpart of this Guaranty.  Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Subsidiaries of Issuer to become an Additional Guarantor hereunder.  This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Guarantor hereunder.

23.          WAIVER OF JURY TRIAL; AND FINAL AGREEMENT.  TO THE EXTENT ALLOWED BY APPLICABLE LAW, EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH NOTEHOLDER EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS GUARANTY.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

24.          Third-Party Beneficiary.  Collateral Agent shall be an express third-party beneficiary of this Guaranty and shall have the right to directly enforce its rights hereunder.

25.          Notices.  All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party set forth in the Note Purchase Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party.

26.          Counterparts.  This Guaranty may be executed by one or more of the parties hereto on any number of separate counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Security Agreement by facsimile transmission or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart hereof.

27.          Acknowledgment of Receipt.  Each Guarantor acknowledges receipt of a copy of this Guaranty, the Note Purchase Agreement and each of the other Note Documents.

REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGES FOLLOW.

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IN WITNESS WHEREOF, intending to be legally bound, each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTORS:

WCI COMMUNITIES, LLC

By:
Name: Russell Devendorf
Title: Chief Financial Officer & Senior Vice President

WCI COMMUNITIES MANAGEMENT, LLC.

By:
Name: Russell Devendorf
Title: Chief Financial Officer & Senior Vice President

WCI REALTY, INC.

By:
Name: Russell Devendorf
Title: Vice President

PELICAN LANDING GOLF RESORT VENTURES, INC.

By:
Name: Russell Devendorf
Title: Vice President

SPECTRUM EASTPORT, LLC

By: WCI Communities, LLC, its sole member

By:
Name: Russell Devendorf
Title: Chief Financial Officer & Senior Vice President

1

WCI COMMUNITIES RIVINGTON, LLC

By:	WCI Communities, LLC, its sole member

By:
Name: Russell Devendorf
Title: Senior Vice President & Chief Financial Officer

2

EXHIBIT E

FORM OF COLLATERAL REPORT

REPORTING DATE:

To:          Wilmington Trust, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement, dated as of June     , 2012 (as amended, restated, extended, renewed, supplemented or otherwise modified in writing from time to time, the “Note Purchase Agreement;” capitalized terms not defined herein being used herein as therein defined), among WCI Communities, Inc., a Delaware corporation, (“Issuer”), the other Note Parties from time to time party thereto, the Noteholders from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent.

The undersigned hereby certifies and warrants to Administrative Agent and Noteholders on behalf of Issuer as follows:

I.                                        I am a duly qualified and acting Responsible Officer of Issuer, and I am familiar with the financial statements and financial affairs of the Note Parties.  I am authorized to execute this Collateral Report on behalf of the Note Parties.

II.                                   Attached hereto as Schedule 1 is a schedule listing all Properties, whether single and multi-family (traditional) homes and high-rise (tower) homes subject to Disposition during the Month most recently ended and all sales contracts which have been rescinded or otherwise cancelled during the Month most recently ended.

III.                              Attached hereto as Schedule 2 is a schedule listing Disposition Proceeds and Net Cash Proceeds received in the Month most recently ended.

IV.                               Attached hereto as Schedule 3 is a schedule listing daily Cash Balances and all other cash and Cash Equivalents of the Note Parties for the Month.

Issuer further represents and warrants to Administrative Agent and Noteholders that the representations and warranties contained in Article V of the Note Purchase Agreement are true and correct in all material respects on and as of the date of this Collateral Report as if made on and as of the date hereof (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that (a) Administrative Agent and Noteholders have been notified in writing by Issuer that any representation or warranty is not correct and the Majority Noteholders have explicitly waived in writing compliance with such representation or warranty or (b) any representation or warranty has been qualified by the updated information reflected in, and as permitted under, the Compliance Certificate submitted by Issuer to Administrative Agent periodically), and that no Default or Event of Default has occurred and is continuing.

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IN WITNESS WHEREOF, Issuer has caused this Collateral Report to be executed and delivered on this        day of                         , 201  .

WCI COMMUNITIES, INC.

By:
Name:
Title:

2

For the Month ended                              (“Statement Date”)

SCHEDULE 1 to Collateral Report

Properties Subject to Disposition

(See Attached)

1

For the Month ended                              (“Statement Date”)

SCHEDULE 2 to Collateral Report

Net Cash Proceeds Received

(See Attached)

1

For the Month ended                              (“Statement Date”)

SCHEDULE 3 to Collateral Report

Net Daily Cash Balances

(See Attached)

1

EXHIBIT F

THE BUDGET

(See Attached)

1

WCI Communities, Inc.	Income Statement
Consolidated

($ in 000’s)	2012	Mar-12	Jun-12	Sep-12	Dec-12

Revenues
Homebuilding	137,365	15,269	32,460	38,401	51,236
Towers	0	0	0	0	0
Homebuilding	$137,365	$15,269	$32,460	$38,401	$51,236
Real estate services	66,449	17,086	19,187	14,917	15,260
Amenities	23,666	7,653	5,552	4,485	5,976
Land sales	14,000	500	2,250	0	11,250
Other	0	0	0	0	0
	241,481	40,508	59,449	57,802	83,722
Costs of sales
Homebuilding	92,968	10,425	20,584	26,829	35,131
Real estate services	65,734	16,772	18,325	15,220	15,417
Amenities	24,327	7,129	5,758	5,220	6,219
Land sales	12,752	344	1,838	0	10,571
Other	0	0	0	0	0
	195,781	34,670	46,504	47,269	67,337
Gross margin
Homebuilding	44,397	4,844	11,877	11,572	16,105
Real estate services	716	313	862	(304)	(156)
Amenities	(661)	524	(206)	(735)	(244)
Land sales	1,248	156	412	0	679
Other	0	0	0	0	0
	45,700	5,837	12,945	10,533	16,385

Selling, general and administrative expenses
Direct marketing	3,038	1,040	720	597	680
Corporate Mktg, Sales, and Design G&A	3,852	890	988	927	1,046
Commissions (HB & Lots)	7,474	744	1,792	2,085	2,853
Total sales & marketing	14,364	2,675	3,500	3,610	4,579

Corporate general & administrative	11,133	2,906	2,863	2,770	2,593
Regional HB overhead	2,610	658	649	653	650
Total general & administrative expenses	13,743	3,565	3,513	3,422	3,243

Other real estate operating expenses	1,880	464	504	456	454
Real estate taxes	3,198	818	850	759	770
Other income and expense	(3,992)	(1,955)	(125)	(1,076)	(836)
Interest expense	18,041	4,309	4,440	4,576	4,716
Less interest capitalized	(3,815)	(863)	(834)	(1,102)	(1,016)
Amortization	252	63	63	63	63
Depreciation	2,166	617	497	526	525
Non-Controlling interest	(176)	201	(101)	(225)	(51)

Income (loss) before income taxes	40	(4,057)	636	(476)	3,937
Provision for income taxes	0	0	0	0	0

Net income (loss)	$40	$(4,057)	$636	$(476)	$3,937

Sales	373	105	110	64	94
Closings	354	36	84	106	128
Backlog units	161	211	237	195	161
ASP	$388	$424	$386	$362	$400
HB gross margin %	32.3%	31.7%	36.6%	30.1%	31.4%
EPS	$0.04	$(4.06)	$0.64	$(0.48)	$3.94
Shares outstanding	967	1,000	1,000	1,000	1,000
EBITDA	$18,414	$299	$5,128	$4,077	$8,910
EBITDA margin	7.6%	0.7%	8.6%	7.1%	10.6%

WCI Communities, Inc.	Cashflow Statement
Consolidated

($ in 000’s)	2012	Mar-12	Jun-12	Sep-12	Dec-12

Cashflow from operating activities

Homebuilding cash at closing	$137,365	$15,269	$32,460	$38,401	$51,236
Real estate services revenue	66,449	17,086	19,187	14,917	15,260
Amenities revenue	23,907	8,287	3,859	2,777	8,984
Land sales	14,000	500	2,250	0	11,250
Other	7,039	5,481	231	1,231	95
Total cash receipts	248,761	46,622	57,987	57,326	86,825

Operating expenses
Homebuilding construction and operating expenses	(86,019)	(19,239)	(23,006)	(24,780)	(18,994)
Real estate services expenses	(65,734)	(16,772)	(18,325)	(15,220)	(15,417)
Amenities construction and operating expenses	(23,906)	(6,940)	(6,092)	(4,996)	(5,878)
Land sales expenses	(700)	(25)	(113)	0	(563)
Land acquisitions & options	0	0	0	0	0
Land development	(13,431)	(3,498)	(2,780)	(3,052)	(4,101)
Real estate taxes	(3,556)	149	296	253	(4,254)
Sales & marketing	(14,364)	(2,675)	(3,500)	(3,610)	(4,579)
Corporate G&A	(12,671)	(5,253)	(2,422)	(2,832)	(2,164)
Community & District expenses	(1,880)	(464)	(504)	(456)	(454)
Interest payments	(343)	(62)	(94)	(94)	(93)
Accounts payable and accrued liabilities	2,254	2,251	(1,321)	(564)	1,888
Total operating expenses	(220,349)	(52,530)	(57,860)	(55,351)	(54,608)

Net cash provided by operating activities	28,412	(5,908)	127	1,975	32,217

Net cash provided by (used in) investing activities	(828)	(17)	(415)	(286)	(110)

Net cash provided by (used in) financing activities	(27,584)	0	0	0	(27,584)

Net receipts (disbursements)	$(0)	$(5,925)	$(288)	$1,689	$4,524

WCI Communities, Inc.	Balance Sheet
Consolidated

($ in 000’s)	2012	Mar-12	Jun-12	Sep-12	Dec-12

Cash	$40,000	$34,075	$33,787	$35,476	$40,000
Restricted cash	16,987	21,732	23,289	21,084	16,987
Real estate inventories	163,483	178,221	182,486	184,986	163,483
Property & equipment	29,022	29,698	29,973	29,880	29,022
Goodwill	7,520	7,520	7,520	7,520	7,520
Other assets	44,023	42,422	41,624	39,808	44,023
Total assets	$301,036	$313,669	$318,679	$318,753	$301,036

Accounts payable	$15,330	$15,046	$16,671	$18,088	$15,330
Senior term loan	0	0	0	0	0
Senior subordinated term loan	137,775	153,458	157,326	161,292	137,775
Discount on senior subordinated term loan	(13,958)	(15,470)	(15,005)	(14,501)	(13,958)
Customer deposits	9,116	12,034	13,579	11,362	9,116
CDD financing	9,502	10,941	10,429	9,996	9,502
Other liabilities	71,186	68,919	66,502	64,267	71,186
Total liabilities	228,951	244,928	249,503	250,504	228,951

Minority interest	2,337	3,091	2,890	2,439	2,337

Shareholders’ equity	69,747	65,650	66,286	65,811	69,747

Total liabilities and equity	$301,036	$313,669	$318,679	$318,753	$301,036

Total net debt	$97,775	$119,382	$123,539	$125,816	$97,775
Total capital (net of cash)	167,522	185,032	189,825	191,627	167,522
Net debt to capital	58.4%	64.5%	65.1%	65.7%	58.4%

Total debt	$137,775	$153,458	$157,326	$161,292	$137,775
Total capital	207,522	219,108	223,613	227,103	207,522
Gross debt to capital	66.4%	70.0%	70.4%	71.0%	66.4%

EXHIBIT G-1

FORM OF PLEDGE AGREEMENT (ISSUER)

(See Attached)

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PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of June 8, 2012, is made by WCI COMMUNITIES, INC., a Delaware corporation (“Pledgor”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington”), in its capacity as collateral agent for the benefit of itself, the Administrative Agent and Noteholders (each as hereinafter defined) (in such capacity, and together with any successor collateral agent appointed in accordance with the terms of the Note Purchase Agreement (as hereinafter defined) the “Secured Party”).

W I T N E S S E T H:

WHEREAS, Pledgor is the record and beneficial owner of all of the authorized, issued and outstanding shares of Capital Stock (as hereinafter defined) (such Capital Stock, and any Capital Stock obtained in the future, the “Pledged Shares”) (the issuing entities of such Pledged Shares herein sometimes called, individually an “Issuer” and collectively, “Issuers”), as more particularly described in Schedule I attached hereto;

WHEREAS, Pledgor, is party to that certain Note Purchase Agreement, dated as of even date herewith (as amended, extended, renewed, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among Pledgor, the guarantors party thereto, the holders of Notes issued from time to time under the Note Purchase Agreement (the “Noteholders”), Wilmington, as the administrative agent for the Noteholders (in such capacity, and together with any successor administrative agent appointed in accordance with the terms of the Note Purchase Agreement, “Administrative Agent”) and the Secured Party, pursuant to which, among other things, the Noteholders have agreed to purchase, and may in the future agree to purchase, Notes issued or to be issued by Pledgor under the Note Purchase Agreement; and

WHEREAS, it is a condition precedent to the issuance and sale of the Notes under the Note Purchase Agreement that Pledgor shall have agreed, by executing and delivering this Agreement, to secure the payment in full of its obligations under the Note Purchase Agreement and the other Note Documents (as defined in the Note Purchase Agreement) and the Noteholders and Agents are relying on this Agreement in their decision to enter into the Note Purchase Agreement and the other Note Documents to which they are respectively a party, and would not enter into the Note Purchase Agreement and such other Note Documents without the execution and delivery of this Agreement by Pledgor.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Definitions.  In addition to the terms defined hereinabove, unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Agreement” shall mean this Pledge Agreement, and shall include all further amendments, modifications and supplements hereto and shall refer to this Agreement, as the same may be in effect at the time such reference becomes operative.

“Capital Stock” shall mean and include common stock, preferred stock, warrants, partnership interests, limited liability company interests, membership interests, joint venture interests or other interests representing or constituting equity ownership in any Person or any securities convertible into or exchangeable for any of the foregoing.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2 hereof.

“Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

2.                                      Pledge.  Pledgor hereby pledges, assigns, hypothecates, transfers and grants to the Secured Party, effective on and as of the date hereof, a first priority security interest in, all of Pledgor’s right, title and interest in, to and under the following, wherever located, whether now owned or existing or hereafter existing or acquired or arising or in which Pledgor now has or at any time in the future may acquire any right, title or interest, and all proceeds and products thereof (all of the following, herein, collectively, the “Pledged Collateral”):

(a)                                 the Pledged Shares, and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

(b)                                 all additional shares of Capital Stock from time to time acquired by Pledgor in any manner, including, without limitation, stock dividends or distributions in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (all of which shares shall constitute additional Pledged Shares), and the certificates representing such additional Pledged Shares and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Shares;

(c)                                  all options and rights, whether as an addition to, in substitution of or in exchange for any such Pledged Shares, and all such dividends, distributions, cash, instruments and other property or proceeds paid or payable or distributed or distributable in respect of the foregoing; and

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(d)                                 each Organization Document or investment agreement related to the Pledged Shares, all rights of Pledgor to receive amounts due and to become due under or in respect of any Organization Document or investment agreement, all rights of access to the books and records of any Issuer, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character, including, without limitation, Pledgor’s right to vote and to manage and administer the business of any Issuer pursuant to any applicable Organization Document, together with all certificates, instruments and entries upon the books of securities intermediaries at any time evidencing any of the foregoing.

3.                                      Security for Obligations.  This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance (without duplication) of all Secured Obligations.  If at any time any payment (in whole or in part) of any of the Secured Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by Secured Party, Administrative Agent or any Noteholder, this Agreement shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

4.                                      Pledgor Remains Liable.  Notwithstanding anything to the contrary contained herein, (a) Pledgor shall remain liable under any Organization Document of any Issuer, and any other agreements relating to the Pledged Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release Pledgor from any of its duties or obligations under the contracts and agreements included in the Pledged Collateral, and (c) the Secured Party shall have no obligation or liability under any Organization Document of any Issuer, or any other agreements relating to the Pledged Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

5.                                      Delivery of Pledged Collateral; Financing Statements.

(a)                                 Pledgor hereby authorizes each Issuer, upon demand by the Secured Party, to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to the Secured Party, and to the extent delivered to the Secured Party, in each case to be held by the Secured Party, subject to the terms hereof.  The Secured Party shall have the right, upon the occurrence of an Event of Default, in its discretion, and without notice to Pledgor (except as otherwise may be provided herein or in the Note Purchase Agreement), to transfer to or to register in the name of the Secured Party or any of its nominees, any or all of the Pledged Shares.  In addition, following an Event of Default, the Secured Party shall have the right to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

(b)                                 Pledgor has delivered (within the meaning of Section 8-301(a) of the applicable UCC), to the Secured Party, any such certificates or instruments issued in connection with the Pledged Collateral of Pledgor as of the date hereof and shall promptly in the future deliver (within the meaning of Section 8-301(a) of the applicable UCC) to the Secured Party, any

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such additional certificates or instruments issued in connection with the Pledged Collateral of Pledgor, in each case, accompanied by instruments of transfer and assignment duly endorsed in blank, to be held by the Secured Party, as custodian for Pledgor and as a result of such delivery, the Secured Party has “control” of the Pledged Collateral within the meaning of Section 8-106 of the applicable UCC, and the Secured Party is a “protected purchaser” within the meaning of Section 8-303 of the applicable UCC;

(c)                                  Proper financing statements describing the Pledged Collateral, naming Pledgor as debtor and the Secured Party as secured party, and original executed copies of all other similar instruments or documents, as may be necessary or, in the reasonable opinion of the Secured Party, desirable under the laws of all appropriate jurisdictions or any comparable law to perfect the Secured Party’s interests in the Pledged Collateral (to the extent that such interests are sought to be perfected pursuant to Article 9 of the applicable UCC) shall be delivered to the Secured Party, in form and substance satisfactory to the Secured Party, on or prior to the date hereof (or, with respect to Pledged Collateral acquired in the future, on or prior to the date of such acquisition).

6.                                      Representations and Warranties.  Pledgor makes the following representations and warranties to the Secured Party:

(a)                                 Sole Holder of Record.  Pledgor is, and at the time of delivery of any additional Pledged Shares to the Secured Party pursuant to Section 7(b) hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto except for the Lien and security interest created by this Agreement and the Lien and security interest created by the Security Documents (as defined in the Note Purchase Agreement); Pledgor has all necessary authority to pledge, sell, transfer, and assign the Pledged Collateral as provided herein, and such assignment and transfer, and any subsequent foreclosure or other realization upon the Pledged Collateral pursuant hereto (whether acquired by the Secured Party or a third party), are not contrary to or in conflict with any Organization Document of any Issuer, or any other agreements relating to the Pledged Shares.

(b)                                 Authorized Shares.  All of the Pledged Shares have been duly authorized, are validly issued and are fully paid and non-assessable and are not subject to any additional capital requirement.

(c)                                  No Restrictions on Transfer.  There are no restrictions on transfer of the Pledged Shares contained in any Organization Document of any Issuer which have not otherwise been enforceably and legally waived by the necessary parties.

(d)                                 Legal Obligation of Pledgor.  This Agreement has been duly executed and delivered by Pledgor and is the legal and binding obligation of Pledgor enforceable in accordance with its terms.

(e)                                  Compliance with Laws; Consents.  Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions hereby contemplated, nor compliance with the terms and provisions hereof, will contravene or materially conflict with (i) any material provision of law, statute, or regulation to which Pledgor is subject, or (ii) any

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judgment, license, order, or permit applicable to Pledgor.  No consent, approval, authorization, or order of any governmental authority, member, or third party is required that has not been received or taken (i) for the grant by Pledgor of security interests in the Pledged Collateral, (ii) for the execution, delivery, or performance of this Agreement by Pledgor, (iii) for the perfection of Secured Party’s security interest in the Pledged Collateral (except for the completion of filings under the Uniform Commercial Code), or (iv) except for such notices as are required by the UCC or the Note Purchase Agreement, for the exercise by the Secured Party of its rights and remedies hereunder.

(f)                                   Jurisdiction of Pledgor.  The jurisdiction of Pledgor is Delaware.

(g)                                  No Violation of Securities Regulations.  None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(h)                                 Capital Stock of Issuers.  On the date hereof, the authorized Capital Stock of each Issuer consists of the number of shares of Capital Stock, with the number of shares issued and outstanding, that are described in Schedule I hereto.  As of the date hereof, (i) no subscription, warrant, option, preemptive right or other right to purchase or acquire any shares of any class of Capital Stock of each Issuer is authorized and outstanding, and (ii) there is no commitment by any Issuer to issue any such shares, warrants, options or other such rights or securities.  The Pledged Shares constitute all of the issued and outstanding shares of Capital Stock of each Issuer.  The Pledged Shares constitute all of the Capital Stock on record and beneficially owned by Pledgor.

(i)                                     First Priority Security Interest.

(i)                                     The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid and continuing first priority Lien on and a priority perfected security interest in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations;

(ii)                                  each certificate representing the Pledged Shares constitutes a “certificated security” in registered form within the meaning of the applicable UCC, and is the sole instrument (whether certificated or uncertificated) representing membership or other ownership interests in any Issuer; and

(iii)                               each Organization Document or investment agreement related to the Pledged Shares and under which the Pledged Shares were issued and the certificate representing the Pledged Shares provides that such certificate and the Pledged Shares represented thereby and in connection therewith are, in accordance with Section 8-103(c) of the applicable UCC, securities governed by Article 8 of the applicable UCC.

7.                                      Covenants.  Pledgor covenants and agrees that until the Secured Obligations have been indefeasibly paid in full (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted):

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(a)                                 Without the prior written consent of the Secured Party or as otherwise expressly permitted under and in accordance with the terms of the Note Purchase Agreement, Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any pledge, mortgage, Lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or the proceeds thereof other than that created hereby, and by the Security Documents (as defined in the Note Purchase Agreement).

(b)                                 Pledgor will cause the Pledged Shares of each Issuer to constitute at all times 100% of the issued and outstanding Capital Stock of such Issuer and Pledgor will not, without the prior written consent of the Secured Party, cause or permit any Issuer to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of Capital Stock or issue any additional shares of capital stock or sell or transfer any treasury stock or otherwise admit any other Person as a partner or member.

(c)                                  Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Secured Party from time to time may reasonably request in order to ensure to the Secured Party the benefits of the Lien and security interest in and to the Pledged Collateral intended to be created by this Agreement, including, but without limitation, delivering to the Secured Party upon the occurrence of an Event of Default irrevocable proxies in respect of the Pledged Collateral in form satisfactory to the Secured Party. Until receipt thereof, after the occurrence of an Event of Default this Agreement shall constitute Pledgor’s proxy to the Secured Party or its nominee to vote all shares of Pledged Collateral then registered in Pledgor’s name during any such period that an Event of Default shall be continuing and, IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY PLEDGED COLLATERAL WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT.

(d)                                 Pledgor will defend the title to the Pledged Collateral and the Lien and security interest of the Secured Party thereon against the claim of any Person and will maintain and preserve such Lien and security interest until the date of termination of the Note Purchase Agreement and indefeasible payment in full of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

(e)                                  Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral before the same become delinquent or become Liens upon any of the Pledged Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

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(f)                                   Except as permitted by Section 8(a)(ii) hereof with respect to certain cash dividends, Pledgor will cause any additional Pledged Collateral issued to or received by it to be forthwith deposited and pledged with the Secured Party, in each case accompanied by instruments of assignment in conformity with Section 5 hereof and shall promptly deliver a duly executed amendment to this Agreement in respect thereof.

(g)                                  To the extent any agreement requires the consent or agreement of Pledgor to the transfer, conveyance, or encumbrance of all or any portion of the Pledged Collateral subject to such agreement, Pledgor hereby irrevocably consents to (i) the grant of the security interest described in this Agreement, (ii) the transfer or conveyance of such Pledged Collateral pursuant to the Secured Party’s exercise of its rights and remedies under this Agreement, (iii) the grant of a security interest under this Agreement in favor of the Secured Party of any other interests in any Issuer by any other owner of such Issuer, and (iv) the transfer or conveyance of any other interests in any Issuer by any other owners of such Issuer pursuant to the Secured Party’s exercise of its rights and remedies under this Agreement.

(h)                                 Each Organization Document or investment agreement related to the Pledged Shares and under which the Pledged Shares were issued and the certificate representing the Pledged Shares provides that Pledgor will not, and Pledgor covenants that it will not, take any action to cause, or permit any action, which results in the certificates representing the Pledged Shares or the Pledged Shares to (i) no longer be governed by Article 8 of the applicable UCC (including, without limitation, taking any action to “opt-out” of Article 8 of the applicable UCC), and (ii) no longer be a “certificated security” in registered form within the meaning of the applicable UCC (including, without limitation, conversion from being a “certificated security” to being an “uncertificated security” within the meaning of the applicable UCC).

(i)                                     If any Pledged Shares (whether now owned or hereafter acquired) are “uncertificated securities” within the meaning of the UCC or are otherwise not evidenced by any certificate or instrument, Pledgor will promptly notify the Secured Party thereof and will promptly take and cause to be taken, all actions required under Articles 8 and 9 of the UCC and any other applicable law, to enable the Secured Party, to acquire “control” (within the meaning of such term under Section 8-106 (or its successor provision) of the UCC) of such uncertificated securities and as may be otherwise necessary or deemed appropriate by the Secured Party to perfect the security interest of the Secured Party therein, including the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Pledged Collateral.

(j)                                    Pledgor shall not agree to any amendment or supplement to, modification or waiver of, or consent to any departure from, any Organization Document or investment agreement related to the Pledged Shares.

8.                                      Pledgor’s Rights; Termination of Rights.

(a)                                 As long as no Default or Event of Default shall have occurred and be continuing:

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(i)                                     Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement or the Note Purchase Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken by Pledgor (without the prior written consent of the Secured Party) which would have the effect of impairing the position of the Secured Party hereunder or which would authorize or effect (A) the dissolution or liquidation, in whole or in part, of any Issuer, (B) the consolidation or merger of any Issuer with any other Person, (C) the sale, disposition or encumbrance of any material portion of the assets of any Issuer or a business or division of any Issuer, (D) any change in the authorized number of shares, the stated capital or the authorized shares of any Issuer or the issuance of any additional shares of Capital Stock of any Issuer, or (E) the alteration of the voting rights with respect to the Capital Stock of any Issuer, except in the case of any of the foregoing that would be permitted under the Note Purchase Agreement;

(ii)                                  Pledgor shall be entitled, from time to time, to collect and receive, for Pledgor’s own use, all dividends and distributions paid in respect of the Pledged Shares, to the extent then permitted to be paid under the Note Purchase Agreement, other than any and all (A) dividends or distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or to the extent representing an extraordinary return on capital, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that (i) until actually paid, all rights to such dividends or distributions shall remain subject to the Lien created by this Agreement and (ii) any and all such dividends and distributions payable to Pledgor shall be deposited into a Control Account and in the event any such dividend and distribution is paid to any other location, Pledgor shall take all necessary action to cause transfer the proceeds thereof into a Control Account.

(b)                                 All dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (a)(ii) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to the Secured Party, to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Secured Party, as applicable, be segregated from all other property or funds of Pledgor, and be forthwith delivered to the Secured Party, as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

(c)                                  Upon the occurrence of an Event of Default and during the continuance thereof, all of Pledgor’s rights to exercise voting and other consensual rights pursuant to Section 8(a)(i) hereof and all of Pledgor’s rights to receive any cash dividends or distributions pursuant to Section 8(a)(ii) hereof shall cease and all such rights shall thereupon become vested in the Secured Party who shall have the sole and exclusive right to exercise the voting and other consensual rights which Pledgor would otherwise be authorized to exercise pursuant to Section 8(a)(i) hereof and to receive and retain the dividends and distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) hereof; provided,

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however, that notwithstanding anything contained in the Agreement to the contrary, no voting or other consensual rights shall be vested in the Secured Party, unless and until the Secured Party gives written notice to Pledgor that the Secured Party intends to have such voting or other consensual rights vest in itself.  Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of the Secured Party or the Majority Noteholders, such action would have a material adverse effect on the value of the Pledged Collateral, any part thereof, or the Secured Party’s interest therein.  Upon the occurrence of an Event of Default and during the continuation thereof, Pledgor shall pay over to the Secured Party, any cash dividends or distributions received by Pledgor with respect to the Pledged Collateral and any and all money and other property paid over to or received by the Secured Party, shall be retained by the Secured Party as Pledged Collateral hereunder and shall be applied in accordance with the provisions hereof.  Until so paid over, such cash dividends or distributions shall be segregated from all other property or funds of Pledgor, and be forthwith delivered to the Secured Party, as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).  Further, the Secured Party shall have the right, at any time while an Event of Default has occurred and is continuing, to notify and direct any Issuer to thereafter make all payments, dividends and any other distributions payable in respect thereof directly to the Secured Party.  The Issuer shall be fully protected in relying on the written statement of the Secured Party that it then holds a security interest which entitles it to receive such payments and distributions.

9.                                      Defaults and Remedies.  (a) Upon the occurrence of an Event of Default and during the continuation thereof, without any other notice to or demand upon Pledgor (except as set forth herein), the Secured Party may exercise all rights of a secured party under the UCC, and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which the Pledged Collateral is located and such other rights and remedies at law, in equity or otherwise.  In addition, the Secured Party is hereby authorized and empowered to then (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exercise the voting rights with respect thereto, (iii) exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Issuer, as issuer thereof, or upon the exercise by any Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, (iv) collect and receive all cash dividends and other distributions made thereon, (v) sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and (vi) otherwise act with respect to the Pledged Collateral as though the Secured Party was the outright owner thereof.  Any sale shall be made on any securities exchange on which any Pledged Shares may be listed, at a public or private sale at the Secured Party’s place of business, or at any public building in the City of New York, New York or elsewhere to be named in the notice of sale, either for cash or upon

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credit or for future delivery at such price as the Secured Party may deem fair, and the Secured Party may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption, which Pledgor hereby waives to the maximum extent permitted by applicable law, and Secured Party may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Pledged Collateral.  Each sale shall be made to the highest bidder, but the Secured Party reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate.  Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Secured Party.  In the case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold, and in case of any such failure, such Pledged Collateral may again be sold upon giving like notice.

(b)                                 If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Secured Party, in its reasonable discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, or for any other reason in the Secured Party’s reasonable discretion, the Secured Party may, on one or more occasions and in its reasonable discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days’ notice to Pledgor.

(c)                                  If, at any time the Secured Party shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, the Secured Party may, in its reasonable discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event the Secured Party, in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing of its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof, and (iv) may place all or any part of the Pledged Collateral with an investment banking firm for private placement which firm shall be entitled to purchase all or any part of the Pledged Collateral for its own account.  In addition to a private sale as provided above in this Section 9, if any of the

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Pledged Collateral shall not be freely distributable to the public without registration under the Securities Act at the time of any proposed sale pursuant to this Section 9, then the Secured Party shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof, and (iv) as to such other matters as the Secured Party may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state securities laws.

(d)                                 Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Pledged Collateral and may be compelled to resort to one or more private sales thereof.  Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to cause such securities to be registered for public sale under the Securities Act, or under applicable state securities laws, even if Pledgor would agree to do so.

(e)                                  Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so.  Pledgor agrees that it will not interfere with any right, power and remedy of the Secured Party provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers, or remedies.  No failure or delay on the part of the Secured Party to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by the Secured Party with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Secured Party’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect and no single or partial exercise of any such right, power or remedy shall preclude any other exercise of any such right, power or remedy, or further exercise thereof or the exercise of any other right, power or remedy.  Pledgor waives all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of the Pledged Collateral except such as result from the Secured Party’s gross negligence or willful misconduct.

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(f)                                   If, at any time after the occurrence and during the continuance of an Event of Default, Pledgor shall have received from the Secured Party a written request or requests that Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Shares, Pledgor will, as soon as practicable and at its expense, use its best efforts to cause such registration to be effected and be kept effective and will use its best efforts to cause such qualification and compliance to be effected and be kept effective as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Shares, including, without limitation, registration under the Securities Act, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other applicable requirements of governmental authorities; provided, that the Secured Party shall furnish to Pledgor such information regarding the Secured Party as Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance.  Pledgor will cause the Secured Party to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Secured Party such number of prospectuses, offering circulars or other documents incident thereto as the Secured Party from time to time may reasonably request, and will indemnify the Secured Party and all others participating in the distribution of such Pledged Shares against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to Pledgor by the Secured Party expressly for use therein.

(g)                                  The Secured Party shall have all rights, remedies, and recourse granted in the Note Purchase Agreement and the other Note Documents or existing at common law or equity (including specifically those granted by the UCC), and such rights and remedies (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Pledgor and any party obligated to pay or perform the Secured Obligations, any of the Pledged Collateral, or any other security for any of the Secured Obligations, at the sole discretion of the Secured Party, and (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Pledgor that the exercise or failure to exercise any such rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

(h)                                 Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 9 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for the indefeasible payment in full of all Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).  Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of a breach of any

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of such covenants and, consequently, agrees that, if the Secured Party shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the date that the Secured Party shall demand compliance with this Section 9, and (ii) the amount required to pay in full the Secured Obligations.

10.                               Reimbursement; Application of Proceeds.  Pledgor shall reimburse the Secured Party for all of the Secured Party’s expenses incurred in connection with the execution, delivery, administration and enforcement of this Agreement, including, without limitation, the fees and disbursements of the Secured Party’s legal counsel, accountants and any other third Persons, and all costs and expenses incurred by the Secured Party (including attorney’s fees and disbursements) to: (i) commence, defend or intervene in any court proceeding; (ii) cause the Pledged Shares to be registered under the Securities Act; (iii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement; and (iv) enforce any of the Secured Party’s rights to collect any of the Secured Obligations.  Pledgor also agrees to pay, and to save harmless the Secured Party from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Pledged Collateral shall be applied to the payment of the Secured Obligations in accordance with the terms of the Note Purchase Agreement.  In the absence of final payment and satisfaction in full of all of the Secured Obligations, Pledgor shall remain liable for any deficiency.

11.                               Information.  Pledgor will promptly give or cause to be given written notice to the Secured Party of any notices or other documents adverse to the interests of the Secured Party received by it with respect to Pledged Collateral registered in the name of Pledgor.

12.                               Power of Attorney.  Pledgor appoints the Secured Party as Pledgor’s attorney, with power to endorse Pledgor’s name on any checks, notes, acceptances, money orders, drafts or other form of payment or security representing a portion of the Pledged Collateral that may come into the Secured Party’s possession and to do all things necessary to carry out this Agreement.  Pledgor ratifies and approves all such acts of such attorney.  This power, coupled with an interest, is irrevocable until the indefeasible payment in full of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

13.                               Waiver.  No delay on the Secured Party’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by the Secured Party with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Secured Party’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Secured Party’s, Administrative Agent’s or any Noteholder’s rights as against Pledgor in any respect and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right.

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14.                               Assignment.  The Secured Party may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations to any Person, and the holder of such instrument shall be entitled to the benefits of this Agreement.

15.                               Termination; Releases.

(a)                                 Promptly following the indefeasible payment in full of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), the Secured Party shall, at Pledgor’s expense, deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder shall at such time terminate.

(b)                                 So long as (i) no Default or Event of Default then exists and would not occur as a result of any such transaction, and (ii) such transaction is not otherwise prohibited by the Note Purchase Agreement, Pledgor may sell or otherwise dispose of any portion of the Pledged Collateral in an arms-length transaction and the Secured Party, at the request and sole expense of Pledgor, shall deliver to Pledgor any such Pledged Collateral then in the possession of the Secured Party and execute and deliver such other releases or documents reasonably necessary to release the Secured Party’s Lien on such Pledged Collateral.

16.                               Lien Absolute.  All rights of the Secured Party hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of, and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not Pledgor has knowledge thereof:

(1)                                 any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Note Purchase Agreement, any other Note Document or any agreement or instrument delivered pursuant to any of the foregoing;

(2)                                 the invalidity or unenforceability of any Secured Obligations or any provisions of the Note Purchase Agreement, any other Note Document or any agreement or instrument delivered pursuant to any of the foregoing;

(3)                                 the addition or release of any Note Parties or the taking, acceptance or release of any Secured Obligations or additional Collateral or other security therefor;

(4)                                 any sale, exchange, release, substitution, compromise, nonperfection or other action or inaction in respect of any Collateral or other direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction in respect of any Secured Obligations;

(5)                                 any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Secured Obligations or any Collateral or

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other security therefor, or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

(6)                                 the exercise of any right or remedy available under the Note Documents, at law, in equity or otherwise in respect of any Collateral or other security for any Secured Obligations, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

(7)                                 any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of Pledgor, any other Note Party or any other Person directly or indirectly liable for any Secured Obligations;

(8)                                 any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Secured Obligations or any other obligations of Pledgor or any other Person directly or indirectly liable for any Secured Obligations, regardless of what Secured Obligations may remain unpaid after any such application; or

(9)                                 any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, Pledgor, any other Note Party or a surety or guarantor generally, other than the indefeasible payment in full of all Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

17.                               Release.  Pledgor consents and agrees that the Secured Party may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Secured Party in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Secured Party may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time exceed the aggregate principal amount thereof set forth in the Note Purchase Agreement, or any other agreement governing any Secured Obligations.  Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor.  No act or omission of any kind on Secured Party’s, Administrative Agent’s or any Noteholder’s part shall in any event affect or impair this Agreement.

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18.                               The Secured Party’s Right to Take Action.  In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, including, without limitation its obligation pursuant to Section 7(e) hereof to pay taxes, assessments and other charges levied, assessed or imposed on the Pledged Collateral, or otherwise fails or refuses to pay any amount necessary for the preservation and protection of the Pledged Collateral, the Secured Party shall have the right, without obligation, to do all things it deems reasonably necessary or advisable to discharge the same (including, without limitation, to pay any such taxes, assessments, charges or other sums, together with interest and penalties thereon) and any sums paid by the Secured Party or the cost thereof, including, without limitation, attorneys’ fees, shall be reimbursed by Pledgor to the Secured Party on demand and, until so reimbursed, shall bear interest at the rate prescribed in the Note Purchase Agreement as the Default Rate.

19.                               Indemnification.  Pledgor agrees to indemnify and hold the Secured Party harmless from and against (a) any taxes, liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including reasonable attorney’s fees and disbursements, and other reasonable expenses incurred or arising by reason of the taking or the failure to take action by the Secured Party, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein, and (b) any liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including reasonable attorney’s fees and disbursements and other reasonable expenses which may be imposed on, incurred by, or asserted against the Secured Party in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws which is threatened, instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of or any transaction contemplated by or referred to in, or any other matter related to this Agreement, whether or not the Secured Party is a party thereto; excluding, however, in the case of both clauses (a) and (b), any of the foregoing to the extent arising from the Secured Party’s gross negligence or willful misconduct.  The obligations of Pledgor under this Section shall survive the termination of this Agreement.

20.                               Miscellaneous.

(a)                                 No Liability to the Secured Party.  The recitals of fact herein shall be taken as statements of Pledgor for which the Secured Party assumes no responsibility.  The Secured Party makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement.  The Secured Party shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper Person.  The permissive rights of the Secured Party hereunder shall not be construed as duties of the Secured Party.  The Secured Party shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral.  Neither the Secured Party nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

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(b)                                 Amendment.  This Agreement may be amended only if in writing and executed by Secured Party and Pledgor in accordance with the Note Purchase Agreement; provided, however, that Schedules to this Agreement may be supplemented from time to time (provided that any such supplements which delete Pledged Collateral, shall be subject to compliance with any and all Collateral release provisions set forth in the Note Documents).

(c)                                  Successors and Assigns.  All of the rights, privileges, remedies and options given to the Secured Party hereunder shall inure to the benefit of their successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of the Secured Party and Pledgor.  Pledgor may not assign this Agreement to any Person.

(d)                                 Limitation by Law.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law.

(e)                                  Secured Party Actions.  Notwithstanding anything to the contrary contained herein, the exercise or non-exercise by the Secured Party of its rights and remedies hereunder, and the application of any proceeds of the Pledged Collateral or other payments made hereunder by Pledgor, shall in all events be subject to any applicable provisions of the Note Purchase Agreement.

(f)                                   Interpretation.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  In case any security interest or other right of the Secured Party shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.

(g)                                  Governing Law.  THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(h)                                 Injunctive Relief.  Pledgor recognizes that, in the event that Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Secured Party; therefore, Pledgor agrees that the Secured Party, if the Secured Party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

(i)                                     Notices.  Any notice or request hereunder shall be given to Pledgor or to the Secured Party in the manner prescribed therefor in the Note Purchase Agreement.

(j)                                    Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together

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shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile transmission or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart hereof.

(k)                                 Recapture.  Anything in this Agreement to the contrary notwithstanding, if the Secured Party receives any payment or payments on account of the Secured Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Secured Party, Pledgor’s obligations to the Secured Party shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to the Secured Party, which payment shall be due on demand.

(l)                                     Section Headings.  Any section headings used herein are solely for the convenience of the parties and shall be without legal effect.

(m)                             Time of Essence.  Time is of the essence in all matters pertaining to the payment or performance by Pledgor of its obligations hereunder.

(n)                                 Consent to Jurisdiction and Venue.

A.                                    SUBMISSION TO JURISDICTION.  EACH OF PLEDGOR AND SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST PLEDGOR OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

B.                                    WAIVER OF VENUE.  EACH OF PLEDGOR AND SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY

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COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

C.                                    SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE NOTE PURCHASE AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(o)                                 Waiver of Jury Trial; Waiver of Consequential Damages.

A.                                    EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

B.                                    Except as prohibited by law, Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding subparagraph (a) any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Pledgor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that, in entering into this Agreement, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 20(o).

21.                               Survival of Rights, Duties, Etc.  No termination or cancellation (regardless of cause or procedure) of the Note Purchase Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to (i) any transaction or event occurring prior to such termination or cancellation, (ii) the Pledged Collateral, or (iii) any of Pledgor’s undertakings, agreements, covenants, warranties and representations contained in this Agreement and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation until all of the Secured Obligations of every nature whatsoever shall have been fully paid and satisfied.

22.                               Limitation on Liability.  Notwithstanding anything contained herein to the contrary, it is the intention of Pledgor, the Noteholders and the Secured Party that the grant of the

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security interest herein by Pledgor not result in a fraudulent conveyance, fraudulent transfer or other transfer that could be set aside in a proceeding under Debtor Relief Laws.  Accordingly, notwithstanding anything contained herein to the contrary, the amount of the Secured Obligations secured by Pledgor’s grant of a security interest in the portion of the Pledged Collateral owned by Pledgor shall be limited to an aggregate amount equal to the largest amount that would not render Pledgor’s grant hereunder subject to avoidance under the Bankruptcy Code, including without limitation Section 548 thereof, or any comparable provision of applicable state law as of the date of such determination.  The amount of the Secured Obligations so limited hereunder may increase from time to time as the maximum amount for which Pledgor would be liable without rendering such grant subject to avoidance under the Bankruptcy Code or any comparable provision of applicable state law increases.

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IN WITNESS WHEREOF, Pledgor has executed this Agreement or caused this Agreement to be executed by its officers thereunto duly authorized as of the date first above written.

PLEDGOR:

WCI COMMUNITIES, INC.

By:
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

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EXHIBIT G-2

FORM OF PLEDGE AGREEMENT (GUARANTORS)

(See Attached)

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PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of June 8, 2012, is made by WCI COMMUNITIES, LLC, a Delaware limited liability company, (“WCI OpCo”) and each subsidiary of WCI OpCo party hereto from time to time (WCI OpCo and each subsidiary individually, a “Guarantor” and “Pledgor” and collectively the “Guarantors” and “Pledgors”) in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington”), in its capacity as collateral agent for the benefit of itself, the Administrative Agent and Noteholders (each as hereinafter defined) (in such capacity, and together with any successor collateral agent appointed in accordance with the terms of the Note Purchase Agreement (as hereinafter defined) the “Secured Party”).

W I T N E S S E T H:

WHEREAS, each Pledgor is the record and beneficial owner of all of the authorized, issued and outstanding shares of Capital Stock (as hereinafter defined) (such Capital Stock, and any Capital Stock obtained in the future, the “Pledged Shares”) (the issuing entities of such Pledged Shares herein sometimes called, individually an “Issuer” and collectively, “Issuers”), as more particularly described in Schedule I attached hereto;

WHEREAS, each Pledgor is a subsidiary of WCI Communities, Inc., a Delaware corporation (the “WCI HoldCo”), the issuer in that certain Note Purchase Agreement, dated as of even date herewith (as amended, extended, renewed, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among WCI HoldCo, the Guarantors party thereto, the holders of Notes issued from time to time under the Note Purchase Agreement (the “Noteholders”), Wilmington, as the administrative agent for the Noteholders (in such capacity, and together with any successor administrative agent appointed in accordance with the terms of the Note Purchase Agreement, “Administrative Agent”) and the Secured Party, pursuant to which, among other things, the Noteholders have agreed to purchase, and may in the future agree to purchase, Notes issued by WCI HoldCo under the Note Purchase Agreement;

WHEREAS, each Guarantor is a party to that certain Unconditional Guaranty, dated as of even date herewith (as amended, restated, supplemented or otherwise modified, the “Guaranty”), pursuant to which each Guarantor has guaranteed to the Administrative Agent the payment in full and performance of the Guaranteed Obligations (as that term is defined in the Guaranty);

WHEREAS, it is a condition precedent to the issuance and sale of the Notes under the Note Purchase Agreement that the Pledgors shall have agreed, by executing and delivering this Agreement, to secure the payment in full of their respective obligations under the Note Purchase Agreement, the Guaranty and the other Note Documents (as defined in the Note Purchase Agreement) and the Noteholders and Agents are relying on this Agreement in their decision to enter into the Note Purchase Agreement and the other Note Documents to which they are respectively a party, and would not enter into the Note Purchase Agreement and such other Note Documents without the execution and delivery of this Agreement by the Pledgors; and

WHEREAS, each Guarantor will obtain benefits as a result of the issuance of the Notes and the application of the proceeds from the sale thereof under the Note Purchase Agreement, which benefits are hereby acknowledged and, accordingly, wishes to grant a Lien and security interest in favor of the Secured Party as herein provided.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Definitions.  In addition to the terms defined hereinabove, unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Agreement” shall mean this Pledge Agreement, and shall include all further amendments, modifications and supplements hereto and shall refer to this Agreement, as the same may be in effect at the time such reference becomes operative.

“Capital Stock” shall mean and include common stock, preferred stock, warrants, partnership interests, limited liability company interests, membership interests, joint venture interests or other interests representing or constituting equity ownership in any Person or any securities convertible into or exchangeable for any of the foregoing.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2 hereof

“Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

2.                                      Pledge.  Each Pledgor hereby pledges, assigns, hypothecates, transfers and grants to the Secured Party, effective on and as of the date hereof, a first priority security interest in, all of such Pledgor’s right, title and interest in, to and under the following, wherever located, whether now owned or existing or hereafter existing or acquired or arising or in which such Pledgor now has or at any time in the future may acquire any right, title or interest, and all proceeds and products thereof (all of the following, herein, collectively, the “Pledged Collateral”):

(a)                                 the Pledged Shares, and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

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(b)                                 all additional shares of Capital Stock from time to time acquired by such Pledgor in any manner, including, without limitation, stock dividends or distributions in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (all of which shares shall constitute additional Pledged Shares), and the certificates representing such additional Pledged Shares and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Shares;

(c)                                  all options and rights, whether as an addition to, in substitution of or in exchange for any such Pledged Shares, and all such dividends, distributions, cash, instruments and other property or proceeds paid or payable or distributed or distributable in respect of the foregoing; and

(d)                                 each Organization Document or investment agreement related to the Pledged Shares, all rights of such Pledgor to receive amounts due and to become due under or in respect of any Organization Document or investment agreement, all rights of access to the books and records of any Issuer, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character, including, without limitation, such Pledgor’s right to vote and to manage and administer the business of any Issuer pursuant to any applicable Organization Document, together with all certificates, instruments and entries upon the books of securities intermediaries at any time evidencing any of the foregoing.

3.                                      Security for Obligations.  This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance (without duplication) of all Secured Obligations.  If at any time any payment (in whole or in part) of any of the Secured Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by Secured Party, Administrative Agent or any Noteholder, this Agreement shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

4.                                      Pledgors Remains Liable.  Notwithstanding anything to the contrary contained herein, (a) each Pledgor shall remain liable under any Organization Document of any Issuer, and any other agreements relating to the Pledged Collateral of such Pledgor to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release such Pledgor from any of its duties or obligations under the contracts and agreements included in the Pledged Collateral of such Pledgor, and (c) the Secured Party shall have no obligation or liability under any Organization Document of any Issuer, or any other agreements relating to the Pledged Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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5.                                      Delivery of Pledged Collateral; Financing Statements.

(a)                                 Each Pledgor hereby authorizes each Issuer, upon demand by the Secured Party, to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to the Secured Party, and to the extent delivered to the Secured Party, in each case to be held by the Secured Party, subject to the terms hereof.  The Secured Party shall have the right, upon the occurrence of an Event of Default, in its discretion, and without notice to any Pledgor (except as otherwise may be provided herein or in the Note Purchase Agreement), to transfer to or to register in the name of the Secured Party or any of its nominees, any or all of the Pledged Shares.  In addition, following an Event of Default, the Secured Party shall have the right to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

(b)                                 Each Pledgor has delivered (within the meaning of Section 8-301(a) of the applicable UCC) to the Secured Party, any such certificates or instruments issued in connection with the Pledged Collateral of such Pledgor as of the date hereof and shall promptly in the future deliver (within the meaning of Section 8-301(a) of the applicable UCC) to the Secured Party, any such additional certificates or instruments issued in connection with the Pledged Collateral of such Pledgor, in each case, accompanied by instruments of transfer and assignment duly endorsed in blank, to be held by the or Secured Party, as custodian for such Pledgor and as a result of such delivery, the Secured Party, has “control” of the Pledged Collateral within the meaning of Section 8-106 of the applicable UCC, and the Secured Party is a “protected purchaser” within the meaning of Section 8-303 of the applicable UCC;

(c)                                  Proper financing statements describing the Pledged Collateral, naming the applicable Pledgor as debtor and the Secured Party as secured party, and original executed copies of all other similar instruments or documents, as may be necessary or, in the reasonable opinion of the Secured Party, desirable under the laws of all appropriate jurisdictions or any comparable law to perfect the Secured Party’s interests in the Pledged Collateral (to the extent that such interests are sought to be perfected pursuant to Article 9 of the applicable UCC) shall be delivered to the Secured Party, in form and substance satisfactory to the Secured Party, on or prior to the date hereof (or, with respect to Pledged Collateral acquired in the future, on or prior to the date of such acquisition).

6.                                      Representations and Warranties.  Each Pledgor makes the following representations and warranties to the Secured Party:

(a)                                 Sole Holder of Record.  Such Pledgor is, and at the time of delivery of any additional Pledged Shares to the Secured Party pursuant to Section 7(b) hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral of such Pledgor free and clear of any Lien thereon or affecting the title thereto except for the Lien and security interest created by this Agreement and the Lien and security interest created by the Security Documents (as defined in the Note Purchase Agreement); such Pledgor has all necessary authority to pledge, sell, transfer, and assign the Pledged Collateral of such Pledgor as provided herein, and such assignment and transfer, and any subsequent foreclosure or other realization upon the Pledged Collateral pursuant hereto (whether acquired by the Secured Party or a third party), are not contrary to or in conflict with any Organization Document of any Issuer, or any other agreements relating to the Pledged Shares.

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(b)                                 Authorized Shares.  All of the Pledged Shares have been duly authorized, are validly issued and are fully paid and non-assessable and are not subject to any additional capital requirement.

(c)                                  No Restrictions on Transfer.  There are no restrictions on transfer of the Pledged Shares contained in any Organization Document of any Issuer which have not otherwise been enforceably and legally waived by the necessary parties.

(d)                                 Legal Obligation of Pledgor.  This Agreement has been duly executed and delivered by such Pledgor and is the legal and binding obligation of such Pledgor enforceable in accordance with its terms.

(e)                                  Compliance with Laws; Consents.  Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions hereby contemplated, nor compliance with the terms and provisions hereof, will contravene or materially conflict with (i) any material provision of law, statute, or regulation to which such Pledgor is subject, or (ii) any judgment, license, order, or permit applicable to such Pledgor.  No consent, approval, authorization, or order of any governmental authority, member, or third party is required that has not been received or taken (i) for the grant by such Pledgor of security interests in the Pledged Collateral of such Pledgor, (ii) for the execution, delivery, or performance of this Agreement by such Pledgor, (iii) for the perfection of Secured Party’s security interest in the Pledged Collateral (except for the completion of filings under the Uniform Commercial Code), or (iv) except for such notices as are required by the UCC or the Note Purchase Agreement, for the exercise by the Secured Party of its rights and remedies hereunder.

(f)                                   Jurisdiction of Pledgors.  The jurisdiction of such Pledgor is as set forth on Schedule II attached hereto.

(g)                                  No Violation of Securities Regulations.  None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(h)                                 Capital Stock of Issuers.  On the date hereof, the authorized Capital Stock of each Issuer consists of the number of shares of Capital Stock, with the number of shares issued and outstanding, that are described in Schedule I hereto.  As of the date hereof, (i) no subscription, warrant, option, preemptive right or other right to purchase or acquire any shares of any class of Capital Stock of each Issuer is authorized and outstanding, and (ii) there is no commitment by any Issuer to issue any such shares, warrants, options or other such rights or securities.  Except as set forth on Schedule I, the Pledged Shares of such Pledgor constitute all of the issued and outstanding shares of Capital Stock of each applicable Issuer.  The Pledged Shares of each Pledgor constitute all of the Capital Stock on record and beneficially owned by such Pledgor.

(i)                                     First Priority Security Interest.

(i)                                     The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid and continuing first priority Lien on and a

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priority perfected security interest in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations;

(ii)                                  each certificate representing the Pledged Shares (A) in a corporation or (B) that are Certificated Interests (as defined below), constitutes a “certificated security” in registered form within the meaning of the applicable UCC and is the sole instrument (whether certificated or uncertificated) representing membership or other ownership interests in the applicable Issuer;

(iii)                               as to all Pledged Shares that are limited liability company interests or partnership interests and are represented by a certificate, as reflected on Schedule I hereto (the “Certificated Interests”), each Organization Document or investment agreement related to such Pledged Shares and under which such Pledged Shares were issued and the certificate representing such Pledged Shares provides that such certificate and the Pledged Shares represented thereby and in connection therewith are, in accordance with Section 8-103(c) of the applicable UCC, securities governed by Article 8 of the applicable UCC; and

(iv)                              As to all limited liability company interests or partnership interests issued under any Organization Documents that are not Certificated Interests, such Pledged Shares issued pursuant to such agreement (i) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (ii) do not and will not constitute investment company securities, and (iii) are not and will not be held by such Pledgor in a securities account.  In addition, none of Organization Documents governing any of the Pledged Shares that are not Certificated Interests issued under any operating agreement or partnership agreement or any other agreement related thereto provide that such Pledged Shares are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction and that none of the articles of organization, the operating agreements, the partnership agreements and the other agreements governing any of the uncertificated Pledged Shares provide that such Pledged Shares may be certificated.

7.                                      Covenants.  Each Pledgor covenants and agrees that until the Secured Obligations have been indefeasibly paid in full (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted):

(a)                                 Without the prior written consent of the Secured Party or as otherwise expressly permitted under and in accordance with the terms of the Note Purchase Agreement, such Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to any of its Pledged Collateral or any interest therein; nor will such Pledgor create, incur or permit to exist any pledge, mortgage, Lien, charge, encumbrance or any security interest whatsoever with respect to any of its Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or the proceeds thereof other than that created hereby and by the Security Documents (as defined in the Note Purchase Agreement).

(b)                                 Except as set forth on Schedule I, such Pledgor will cause the Pledged Shares of each Issuer to constitute at all times 100% of the issued and outstanding Capital Stock of such Issuer and such Pledgor will not, without the prior written consent of the Secured Party,

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cause or permit any Issuer to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of Capital Stock or issue any additional shares of capital stock or sell or transfer any treasury stock or otherwise admit any other Person as a stockholder, partner or member.

(c)                                  Such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Secured Party from time to time may reasonably request in order to ensure to the Secured Party the benefits of the Lien and security interest in and to the Pledged Collateral of such Pledgor intended to be created by this Agreement, including, but without limitation, delivering to the Secured Party upon the occurrence of an Event of Default irrevocable proxies in respect of such Pledged Collateral in form satisfactory to the Secured Party.  Until receipt thereof, after the occurrence of an Event of Default this Agreement shall constitute such Pledgor’s proxy to the Secured Party or its nominee to vote all shares of Pledged Collateral then registered in such Pledgor’s name during any such period that an Event of Default shall be continuing and, IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY PLEDGED COLLATERAL OF SUCH PLEDGOR WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT.

(d)                                 Such Pledgor will defend the title to its Pledged Collateral and the Lien and security interest of the Secured Party thereon against the claim of any Person and will maintain and preserve such Lien and security interest until the date of termination of the Note Purchase Agreement and indefeasible payment in full of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

(e)                                  Such Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon its Pledged Collateral before the same become delinquent or become Liens upon any of such Pledged Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

(f)                                   Except as permitted by Section 8(a)(ii) hereof with respect to certain cash dividends, such Pledgor will cause any additional Pledged Collateral issued to or received by it to be forthwith deposited and pledged with the Secured Party, in each case accompanied by instruments of assignment in conformity with Section 5 hereof and shall promptly deliver a duly executed amendment to this Agreement in respect thereof.

(g)                                  To the extent any agreement requires the consent or agreement of such Pledgor to the transfer, conveyance, or encumbrance of all or any portion of the Pledged Collateral of such Pledgor subject to such agreement, such Pledgor hereby irrevocably consents to (i) the grant of the security interest described in this Agreement, (ii) the transfer or conveyance

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of such Pledged Collateral pursuant to the Secured Party’s exercise of its rights and remedies under this Agreement, (iii) the grant of a security interest under this Agreement in favor of the Secured Party of any other interests in any Issuer by any other owner of such Issuer, and (iv) the transfer or conveyance of any other interests in any Issuer by any other owners of such Issuer pursuant to the Secured Party’s exercise of its rights and remedies under this Agreement.

(h)                                 As to all limited liability company interests or partnership interests issued under any Organization Documents that are not Certificated Interests, each Pledgor covenants that it will not, take any action to cause, or permit any action, which results in any of such Pledged Shares (i) being governed by Article 8 of the applicable UCC (including, without limitation, taking any action to “opt-in” to Article 8 of the applicable UCC), and (ii) no longer being an “uncertificated security” within the meaning of the applicable UCC (including, without limitation, conversion from being a “uncertificated security” to being a “certificated security” within the meaning of the applicable UCC).

(i)                                     With respect to Pledged Shares that are Certificated Interests, each Organization Document or investment agreement related to such Pledged Shares and under which such Pledged Shares were issued and the certificate representing such Pledged Shares provides that Pledgor will not, and Pledgor covenants that it will not, take any action to cause, or permit any action, which results in the certificates representing such Pledged Shares or such Pledged Shares to (i) no longer be governed by Article 8 of the applicable UCC (including, without limitation, taking any action to “opt-out” of Article 8 of the applicable UCC), and (ii) no longer be a “certificated security” in registered form within the meaning of the applicable UCC (including, without limitation, conversion from being a “certificated security” to being an “uncertificated security” within the meaning of the applicable UCC).

(j)                                    With respect to any limited liability company interests or partnership interests that are not Certificated Interests (whether now owned or hereafter acquired), Pledgor will promptly take and cause to be taken, all actions required under Article 9 of the UCC and any other applicable law as may be necessary or deemed appropriate by the Secured Party to perfect the security interest of the Secured Party therein, including the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Pledged Collateral.

(k)                                 Such Pledgor shall not agree to any amendment or supplement to, modification or waiver of, or consent to any departure from, any Organization Document or investment agreement related to the Pledged Shares.

8.                                      Pledgors’ Rights; Termination of Rights.

(a)                                 As long as no Default or Event of Default shall have occurred and be continuing:

(i)                                     Each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement or the Note Purchase Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action

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taken by any Pledgor (without the prior written consent of the Secured Party) which would have the effect of impairing the position of the Secured Party hereunder or which would authorize or effect (A) the dissolution or liquidation, in whole or in part, of any Issuer, (B) the consolidation or merger of any Issuer with any other Person, (C) the sale, disposition or encumbrance of any material portion of the assets of any Issuer or a business or division of any Issuer, (D) any change in the authorized number of shares, the stated capital or the authorized shares of any Issuer or the issuance of any additional shares of Capital Stock of any Issuer, or (E) the alteration of the voting rights with respect to the Capital Stock of any Issuer, except in the case of any of the foregoing that would be permitted under the Note Purchase Agreement;

(ii)                                  each Pledgor shall be entitled, from time to time, to collect and receive, for such Pledgor’s own use, all dividends and distributions paid in respect of the Pledged Shares, to the extent then permitted to be paid under the Note Purchase Agreement, other than any and all (A) dividends or distributions paid or payable other than in cash in respect of and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or to the extent representing an extraordinary return on capital, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that (i) until actually paid, all rights to such dividends or distributions shall remain subject to the Lien created by this Agreement and (ii) any and all such dividends and distributions payable to any Pledgor shall be deposited into a Control Account and in the event any such dividend and distribution is paid to any other location, the applicable Pledgor shall take all necessary action to cause transfer the proceeds thereof into a Control Account.

(b)                                 All dividends (other than such cash dividends as are permitted to be paid to Pledgors in accordance with clause (a)(ii) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to the Secured Party, to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Secured Party, be segregated from all other property or funds of such Pledgor, and be forthwith delivered to the Secured Party, as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

(c)                                  Upon the occurrence of an Event of Default and during the continuance thereof, all of each Pledgor’s rights to exercise voting and other consensual rights pursuant to Section 8(a)(i) hereof and all of such Pledgor’s rights to receive any cash dividends or distributions pursuant to Section 8(a)(ii) hereof shall cease and all such rights shall thereupon become vested in the Secured Party who shall have the sole and exclusive right to exercise the voting and other consensual rights which such Pledgor would otherwise be authorized to exercise pursuant to Section 8(a)(i) hereof and to receive and retain the dividends and distributions which such Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) hereof; provided, however, that notwithstanding anything contained in the Agreement to the contrary, no voting or other consensual rights shall be vested in the Secured Party, unless and until the Secured Party gives written notice to WCI HoldCo that the Secured Party intends to

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have such voting or other consensual rights vest in itself.  No Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of the Secured Party or the Majority Noteholders, such action would have a material adverse effect on the value of the Pledged Collateral of such Pledgor, any part thereof, or the Secured Party’s interest therein.  Upon the occurrence of an Event of Default and during the continuation thereof, each Pledgor shall pay over to the Secured Party, any cash dividends or distributions received by such Pledgor with respect to the Pledged Collateral and any and all money and other property paid over to or received by the Secured Party, shall be retained by the Secured Party as Pledged Collateral hereunder and shall be applied in accordance with the provisions hereof.  Until so paid over, such cash dividends or distributions shall be segregated from all other property or funds of such Pledgor, and be forthwith delivered to the Secured Party, as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).  Further, the Secured Party shall have the right, at any time while an Event of Default has occurred and is continuing, to notify and direct any Issuer to thereafter make all payments, dividends and any other distributions payable in respect thereof directly to the Secured Party.  The Issuer shall be fully protected in relying on the written statement of the Secured Party that it then holds a security interest which entitles it to receive such payments and distributions.

9.                                      Defaults and Remedies.  (a) Upon the occurrence of an Event of Default and during the continuation thereof, without any other notice to or demand upon any Pledgor (except as set forth herein), the Secured Party may exercise all rights of a secured party under the UCC, and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which the Pledged Collateral is located and such other rights and remedies at law, in equity or otherwise.  In addition, the Secured Party is hereby authorized and empowered to then (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exercise the voting rights with respect thereto, (iii) exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Issuer, as issuer thereof, or upon the exercise by any Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, (iv) collect and receive all cash dividends and other distributions made thereon, (v) sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgors agree is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and (vi) otherwise act with respect to the Pledged Collateral as though the Secured Party was the outright owner thereof.  Any sale shall be made on any securities exchange on which any Pledged Shares may be listed, at a public or private sale at the Secured Party’s place of business, or at any public building in the City of New York, New York or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Secured Party may deem fair, and the Secured Party may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of

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redemption, which each Pledgor hereby waives to the maximum extent permitted by applicable law, and Secured Party may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Pledged Collateral.  Each sale shall be made to the highest bidder, but the Secured Party reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate.  Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Secured Party.  In the case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold, and in case of any such failure, such Pledged Collateral may again be sold upon giving like notice.

(b)                                 If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Secured Party, in its reasonable discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, or for any other reason in the Secured Party’s reasonable discretion, the Secured Party may, on one or more occasions and in its reasonable discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days’ notice to WCI HoldCo.

(c)                                  If, at any time the Secured Party shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, the Secured Party may, in its reasonable discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event the Secured Party, in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing of its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof, and (iv) may place all or any part of the Pledged Collateral with an investment banking firm for private placement which firm shall be entitled to purchase all or any part of the Pledged Collateral for its own account.  In addition to a private sale as provided above in this Section 9, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Securities Act at the time of any proposed sale pursuant to this Section 9, then the Secured Party shall not be required to effect such registration or cause the same to be effected but, in its

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discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating’ to that Person’s access to financial information about the applicable Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof, and (iv) as to such other matters as the Secured Party may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state securities laws.

(d)                                 Each Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Pledged Collateral and may be compelled to resort to one or more private sales thereof.  Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor to cause such securities to be registered for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor would agree to do so.

(e)                                  Each Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and such Pledgor waives the benefit of all such laws to the extent it lawfully may do so.  Each Pledgor agrees that it will not interfere with any right, power and remedy of the Secured Party provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers, or remedies.  No failure or delay on the part of the Secured Party to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by the Secured Party with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Secured Party’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect and no single or partial exercise of any such right, power or remedy shall preclude any other exercise of any such right, power or remedy, or further exercise thereof or the exercise of any other right, power or remedy.  Each Pledgor waives all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of the Pledged Collateral except such as result from the Secured Party’s gross negligence or willful misconduct.

(f)                                   If, at any time after the occurrence and during the continuance of an Event of Default, any Pledgor shall have received from the Secured Party a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state

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securities law or laws to be effected with respect to all or any part of the Pledged Shares, such Pledgor will, as soon as practicable and at its expense, use its best efforts to cause such registration to be effected and be kept effective and will use its best efforts to cause such qualification and compliance to be effected and be kept effective as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Shares, including, without limitation, registration under the Securities Act, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other applicable requirements of governmental authorities; provided, that the Secured Party shall furnish to such Pledgor such information regarding the Secured Party as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance.  Such Pledgor will cause the Secured Party to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Secured Party such number of prospectuses, offering circulars or other documents incident thereto as the Secured Party from time to time may reasonably request, and will indemnify the Secured Party and all others participating in the distribution of such Pledged Shares against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Secured Party expressly for use therein.

(g)                                  The Secured Party shall have all rights, remedies, and recourse granted in the Note Purchase Agreement and the other Note Documents or existing at common law or equity (including specifically those granted by the UCC), and such rights and remedies (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against any Pledgor and any party obligated to pay or perform the Secured Obligations, any of the Pledged Collateral, or any other security for any of the Secured Obligations, at the sole discretion of the Secured Party, and (iii) may be exercised as often as occasion therefor shall arise, it being agreed by each Pledgor that the exercise or failure to exercise any such rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

(h)                                 Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 9 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for the indefeasible payment in full of all Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).  Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of a breach of any of such covenants and, consequently, agrees that, if the Secured Party shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by such Pledgor on the date that the

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Secured Party shall demand compliance with this Section 9, and (ii) the amount required to pay in full the Secured Obligations.

10.                               Reimbursement; Application of Proceeds.  Pledgors shall reimburse the Secured Party for all of the Secured Party’s expenses incurred in connection with the execution, delivery, administration and enforcement of this Agreement, including, without limitation, the fees and disbursements of the Secured Party’s legal counsel, accountants and any other third Persons, and all costs and expenses incurred by the Secured Party (including attorney’s fees and disbursements) to: (i) commence, defend or intervene in any court proceeding; (ii) cause the Pledged Shares to be registered under the Securities Act; (iii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement; and (iv) enforce any of the Secured Party’s rights to collect any of the Secured Obligations.  Pledgors also agree to pay, and to save harmless the Secured Party from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Pledged Collateral shall be applied to the payment of the Secured Obligations in accordance with the terms of the Note Purchase Agreement.  In the absence of final payment and satisfaction in full of all of the Secured Obligations, Pledgors shall remain liable for any deficiency.

11.                               Information.  Each Pledgor will promptly give or cause to be given written notice to the Secured Party of any notices or other documents adverse to the interests of the Secured Party received by it with respect to Pledged Collateral registered in the name of such Pledgor.

12.                               Power of Attorney.  Each Pledgor appoints the Secured Party as such Pledgor’s attorney, with power to endorse such Pledgor’s name on any checks, notes, acceptances, money orders, drafts or other form of payment or security representing a portion of the Pledged Collateral of such Pledgor that may come into the Secured Party’s possession and to do all things necessary to carry out this Agreement.  Each Pledgor ratifies and approves all such acts of such attorney.  This power, coupled with an interest, is irrevocable until the indefeasible payment in full of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

13.                               Waiver.  No delay on the Secured Party’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by the Secured Party with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Secured Party’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Secured Party’s, Administrative Agent’s or any Noteholder’s rights as against such Pledgor in any respect and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right.

14.                               Assignment.  The Secured Party may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations to any Person, and the holder of such instrument shall be entitled to the benefits of this Agreement.

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15.                               Termination; Releases.

(a)                                 Promptly following the indefeasible payment in full of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), the Secured Party shall, at Pledgors’ expense, deliver to each Pledgor the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgors’ obligations hereunder shall at such time terminate.

(b)                                 So long as (i) no Default or Event of Default then exists and would not occur as a result of any such transaction, and (ii) such transaction is not otherwise prohibited by the Note Purchase Agreement, any Pledgor may sell or otherwise dispose of any portion of the Pledged Collateral of such Pledgor in an arms-length transaction and the Secured Party, at the request and sole expense of such Pledgor, shall deliver to such Pledgor any such Pledged Collateral then in the possession of the Secured Party and execute and deliver such other releases or documents reasonably necessary to release the Secured Party’s Lien on such Pledged Collateral.

16.                               Lien Absolute.  All rights of the Secured Party hereunder, and all obligations of Pledgors hereunder, shall be absolute and unconditional irrespective of, and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not any Pledgor has knowledge thereof:

(1)                                 any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Note Purchase Agreement, any other Note Document or any agreement or instrument delivered pursuant to any of the foregoing;

(2)                                 the invalidity or unenforceability of any Secured Obligations or any provisions of the Note Purchase Agreement, any other Note Document or any agreement or instrument delivered pursuant to any of the foregoing;

(3)                                 the addition or release of any Note Parties or the taking, acceptance or release of any Secured Obligations or additional Collateral or other security therefor;

(4)                                 any sale, exchange, release, substitution, compromise, nonperfection or other action or inaction in respect of any Collateral or other direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction in respect of any Secured Obligations;

(5)                                 any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Secured Obligations or any Collateral or other security therefor, or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

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(6)                                 the exercise of any right or remedy available under the Note Documents, at law, in equity or otherwise in respect of any Collateral or other security for any Secured Obligations, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

(7)                                 any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of any Pledgor, any other Note Party or any other Person directly or indirectly liable for any Secured Obligations;

(8)                                 any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Secured Obligations or any other obligations of any Pledgor or any other Person directly or indirectly liable for any Secured Obligations, regardless of what Secured Obligations may remain unpaid after any such application; or

(9)                                 any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, any Pledgor, any other Note Party or a surety or guarantor generally, other than the indefeasible payment in full of all Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

17.                               Release.  Each Pledgor consents and agrees that the Secured Party may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Secured Party in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Secured Party may deem proper, and without notice to or further assent from such Pledgor, it being hereby agreed that each Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time exceed the aggregate principal amount thereof set forth in the Note Purchase Agreement, or any other agreement governing any Secured Obligations.  Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Pledgor.  No act or omission of any kind on Secured Party’s, Administrative Agent’s or any Noteholder’s part shall in any event affect or impair this Agreement.

18.                               The Secured Party’s Right to Take Action.  In the event that any Pledgor fails or refuses to perform any of its obligations set forth herein, including, without limitation its obligation pursuant to Section 7(e) hereof to pay taxes, assessments and other charges levied, assessed or imposed on the Pledged Collateral, or otherwise fails or refuses to pay any amount

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necessary for the preservation and protection of the Pledged Collateral, the Secured Party shall have the right, without obligation, to do all things it deems reasonably necessary or advisable to discharge the same (including, without limitation, to pay any such taxes, assessments, charges or other sums, together with interest and penalties thereon) and any sums paid by the Secured Party or the cost thereof, including, without limitation, attorneys’ fees, shall be reimbursed by Pledgors to the Secured Party on demand and, until so reimbursed, shall bear interest at the rate prescribed in the Note Purchase Agreement as the Default Rate.

19.                               Indemnification.  Each Pledgor agrees to indemnify and hold the Secured Party harmless from and against (a) any taxes, liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including reasonable attorney’s fees and disbursements, and other reasonable expenses incurred or arising by reason of the taking or the failure to take action by the Secured Party, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein, and (b) any liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including reasonable attorney’s fees and disbursements and other reasonable expenses which may be imposed on, incurred by, or asserted against the Secured Party in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws which is threatened, instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of or any transaction contemplated by or referred to in, or any other matter related to this Agreement, whether or not the Secured Party is a party thereto; excluding, however, in the case of both clauses (a) and (b), any of the foregoing to the extent arising from the Secured Party’s gross negligence or willful misconduct.  The obligations of each Pledgor under this Section shall survive the termination of this Agreement.

20.                               Miscellaneous.

(a)                                 No Liability to the Secured Party.  The recitals of fact herein shall be taken as statements of Pledgors for which the Secured Party assumes no responsibility.  The Secured Party makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement.  The Secured Party shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper Person.  The permissive rights of the Secured Party hereunder shall not be construed as duties of the Secured Party.  The Secured Party shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral.  Neither the Secured Party nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

(b)                                 Amendment.  This Agreement may be amended only if in writing and executed by Secured Party and Pledgors in accordance with the Note Purchase Agreement; provided, however, that Schedules to this Agreement may be supplemented from time to time

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(provided that any such supplements which delete Pledged Collateral, shall be subject to compliance with any and all Collateral release provisions set forth in the Note Documents).

(c)                                  Successors and Assigns.  All of the rights, privileges, remedies and options given to the Secured Party hereunder shall inure to the benefit of their successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of the Secured Party and each Pledgor.  No Pledgor may assign this Agreement to any Person.

(d)                                 Limitation by Law.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law.

(e)                                  Secured Party Actions.  Notwithstanding anything to the contrary contained herein, the exercise or non-exercise by the Secured Party of its rights and remedies hereunder, and the application of any proceeds of the Pledged Collateral or other payments made hereunder by any Pledgor, shall in all events be subject to any applicable provisions of the Note Purchase Agreement.

(f)                                   Interpretation.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.  In case any security interest or other right of the Secured Party shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.

(g)                                  Governing Law.  THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(h)                                 Injunctive Relief.  Each Pledgor recognizes that, in the event that such Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Secured Party; therefore, each Pledgor agrees that the Secured Party, if the Secured Party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

(i)                                     Notices.  Any notice or request hereunder shall be given to any Pledgor or to the Secured Party in the manner prescribed therefor in the Note Purchase Agreement (with respect to the Pledgors, to WCI HoldCo).

(j)                                    Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this

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Agreement by facsimile transmission or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart hereof.

(k)                                 Recapture.  Anything in this Agreement to the contrary notwithstanding, if the Secured Party receives any payment or payments on account of the Secured Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Secured Party, Pledgors’ obligations to the Secured Party shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to the Secured Party, which payment shall be due on demand.

(l)                                     Section Headings.  Any section headings used herein are solely for the convenience of the parties and shall be without legal effect.

(m)                             Time of Essence.  Time is of the essence in all matters pertaining to the payment or performance by each Pledgor of its obligations hereunder.

(n)                                 Consent to Jurisdiction and Venue.

A.                                    SUBMISSION TO JURISDICTION.  EACH PLEDGOR AND EACH SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE. ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY PLEDGOR OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

B.                                    WAIVER OF VENUE.  EACH PLEDGOR AND EACH SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY

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COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

C.                                    SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE NOTE PURCHASE AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(o)                                 Waiver of Jury Trial; Waiver of Consequential Damages.

A.                                    EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

B.                                    Except as prohibited by law, each Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding subparagraph (a) any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Each Pledgor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that, in entering into this Agreement, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 20(o).

21.                               Survival of Rights, Duties, Etc.  No termination or cancellation (regardless of cause or procedure) of the Note Purchase Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to (i) any transaction or event occurring prior to such termination or cancellation, (ii) the Pledged Collateral, or (iii) any Pledgor’s undertakings, agreements, covenants, warranties and representations contained in this Agreement and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation until all of the Secured Obligations of every nature whatsoever shall have been, fully paid and satisfied.

22.                               Limitation on Liability.  Notwithstanding anything contained herein to the contrary, it is the intention of each Pledgor, the Noteholders and the Secured Party that the grant

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of the security interest herein by each Pledgor not result in a fraudulent conveyance, fraudulent transfer or other transfer that could be set aside in a proceeding under Debtor Relief Laws.  Accordingly, notwithstanding anything contained herein to the contrary, the amount of the Secured Obligations secured by each Pledgor’s grant of a security interest in the portion of the Pledged Collateral owned by such Pledgor shall be limited to an aggregate amount equal to the largest amount that would not render such Pledgor’s grant hereunder subject to avoidance under the Bankruptcy Code, including without limitation Section 548 thereof, or any comparable provision of applicable state law as of the date of such determination.  The amount of the Secured Obligations so limited hereunder may increase from time to time as the maximum amount for which each Pledgor would be liable without rendering such grant subject to avoidance under the Bankruptcy Code or any comparable provision of applicable state law increases.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Pledgor has executed this Agreement or caused this Agreement to be executed by its officers thereunto duly authorized as of the date first above written.

PLEDGORS:

WCI COMMUNITIES, LLC

By:
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

WCI REALTY, INC.

By:
Name:	Russell Devendorf
Title:	Vice President

PELICAN LANDING GOLF RESORT VENTURES, INC.

By:
Name:	Russell Devendorf
Title:	Vice President

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EXHIBIT H

FORM OF SECURITY AGREEMENT

(See Attached)

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SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of June 8, 2012 (this “Security Agreement”), by and among WCI COMMUNITIES, INC., a Delaware corporation, (the “Issuer”) and each subsidiary of the Issuer from time to time party hereto (each individually, a “Guarantor” and collectively the “Guarantors”; the Guarantors together with the Issuer, each individually, a “Debtor” and collectively, the “Debtors”), and WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington”), in its capacity as collateral agent for the benefit of itself, the Administrative Agent and Noteholders (each as hereinafter defined) (in such capacity, and together with any successor collateral agent appointed in accordance with the terms of the Note Purchase Agreement (as hereinafter defined) the “Secured Party”).

Recitals

WHEREAS, the Issuer is party to that certain Note Purchase Agreement, dated as of even date herewith (as amended, extended, renewed, restated, supplemented or otherwise modified, the “Note Purchase Agreement”), among the Issuer, the Guarantors, the holders of Notes issued from time to time under the Note Purchase Agreement (the “Noteholders”), Wilmington, as the administrative agent for the Noteholders (in such capacity, and together with any successor administrative agent appointed in accordance with the terms of the Note Purchase Agreement, the “Administrative Agent”) and the Secured Party;

WHEREAS, each Guarantor is a party to that certain Unconditional Guaranty, dated as of even date herewith (as amended, extended, renewed, restated, supplemented or otherwise modified, the “Guaranty”), pursuant to which each Guarantor has guaranteed to the Administrative Agent the payment in full and performance of the Guaranteed Obligations (as that term is defined in the Guaranty);

WHEREAS, it is a condition precedent to the issuance and sale of the Notes under the Note Purchase Agreement that the Debtors shall have agreed, by executing and delivering this Security Agreement, to secure the payment in full of their respective obligations under the Note Purchase Agreement and the other Note Documents (as defined in the Note Purchase Agreement) and the Noteholders and the Agents are relying on this Security Agreement in their decision to enter into the Note Purchase Agreement and the other Note Documents to which they are respectively a party, and would not enter into the Note Purchase Agreement and such other Note Documents without the execution and delivery of this Security Agreement by the Debtors; and

WHEREAS, each Guarantor will obtain benefits as a result of the issuance of the Notes and the application of the proceeds from the sale thereof under the Note Purchase Agreement, which benefits are hereby acknowledged and, accordingly, wishes to grant a lien and security interest in favor of the Secured Party as herein provided.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Note Purchase Agreement. The term “State,” as used herein, means the State of New York. All terms used herein (whether or not capitalized) that are defined in the Uniform Commercial Code of the State shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9 of the Uniform Commercial Code of the State.

2.                                      Grant of Security Interest. To secure the prompt payment in full at any time and from time to time as and when due, whether at stated maturity, by acceleration or otherwise, and performance (without duplication) of all Obligations (with respect to the Issuer) and of all Guaranteed Obligations (with respect to the Debtors other than the Issuer), whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, including, without limitation, all obligations, liabilities, fees, expenses, indemnities and other amounts payable, whether under, arising out of or in connection with the Note Purchase Agreement, this Security Agreement, the Guaranty or any of the other Note Documents (which shall include, without limitation, (i) interest accruing after the filing of a petition or commencement of a case by or with respect to any Debtor seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding and (ii) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) (collectively, the “Secured Obligations”), each Debtor hereby grants to the Secured Party, a continuing security interest in, and hereby pledges and assigns to the Secured Party, all of such Debtor’s right, title and interest in, to and under the following properties, assets and rights of such Debtor (other than “Excluded Property”, as hereinafter defined), wherever located, whether now owned or existing or hereafter existing or acquired or arising or in which such Debtor now has or at any time in the future may acquire any right, title or interest, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):

(a)                                 all inventory and equipment (whether or not affixed to any real property);

(b)                                 all instruments (including, without limitation, any promissory notes, together with all interest, certificates, rights, other distributions or interests issued as an addition to, in substitution for, in renewal or in exchange for, or on account of, such notes, and any collateral pledged or mortgaged as security for any and all of the foregoing);

(c)                                  all documents and all present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of any Debtor with respect to the foregoing maintained with or by any other Person);

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(d)                                 all accounts;

(e)                                  all chattel paper (whether tangible or electronic);

(f)                                   all deposit accounts (including, without limitation, each concentration account and any collateral account) and security accounts, together with all funds held from time to time therein and all certificates and instruments from time to time representing, evidencing or deposited into any such accounts;

(g)                                  all letters of credit and letter-of-credit rights (whether or not the letter of credit is evidenced by a writing);

(h)                                 all commercial tort claims, including those listed on Schedule 1 hereto (as it may be amended from time to time);

(i)                                     all securities and all other investment property;

(j)                                    all rights under all leases, contracts and agreements (including, without limitation, investment agreements and any agreements with respect to boat slips at any marina or other dock facilities associated with any submerged land lease or related lease) to which such Debtor is now or hereafter a party, and all rights, privileges and powers of such Debtor thereunder, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Debtor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements,

(k)                                 all rights to the payment of money, insurance claims and proceeds and all general intangibles (including, without limitation, all payment intangibles and software, all trade secrets and the rights therein, all contracts, all intercompany obligations (whether or not evidenced by a promissory note), all rights under or evidenced by choses in action or causes of action, all judgments, tax refund claims, claims against carriers and shippers, claims under liens and insurance policies, all rights with respect to boat slips at any marina or other dock facilities associated with any submerged land lease or related lease, all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing, and all other intangible personal property of every kind and nature);

(l)                                     (i)                                     all copyrights (whether statutory or common law, registered or unregistered, published or unpublished), works protectable by copyright, copyright registrations, and copyright applications, and renewals and extensions thereof, (ii) all patents, patent applications, patent recordings and registrations, and patentable inventions, and all reissues, continuations, divisions, renewals, extensions and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, collective marks, logos, other business identifiers, all registrations, recordings, applications, all

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renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether under United States law or any other jurisdiction (the Collateral described in sections (i) through (iii) of this clause (1), collectively, the “Intellectual Property”), (iv) all copyright, patent or trademark licenses (whether the Debtor is the licensor or licensee thereof) and (v) all claims and rights to recover for any past, present or future infringement or dilution of or injury to the foregoing;

(m)                             all other personal property and fixtures of every kind and nature, including without limitation all goods and supporting obligations; and

(n)                                 any and all proceeds, products, rents and profits of or from any and all of the foregoing, any accessions, accessories, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions thereto or thereof, and, to the extent not otherwise included in the foregoing, all payments under any insurance, indemnity, warranty or guaranty or in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, and all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral.

The Secured Party acknowledges that the attachment of its security interest in any additional commercial tort claim as original Collateral is subject to each Debtor’s compliance with Section 4.7. Notwithstanding anything herein to the contrary, in no event shall the security interest granted in this Section 2 attach to, or the term “Collateral” be deemed to include, any of the following property or assets (but shall include the proceeds of, except to the extent such proceeds are Excluded Property) (collectively, the “Excluded Property”): (i) any lease, license, contract, property rights or agreement to which any Debtor is a party or any of its rights or interests thereunder, if, and for so long as, the grant of such security interest shall constitute or result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement or the violation of any applicable law other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity; provided, however that such security interest shall attach immediately at such time as the condition causing such breach or termination shall be remedied and to the extent severable, and shall attach immediately to any portion of such Excluded Property that does not result in any of the consequences specified above; (ii) any property which the Secured Party shall be reasonably satisfied that the expense, tax or regulatory consequences or difficulty of subjecting such property to a Lien would not, in light of the benefits that will inure to the Secured Party, justify such property being subject to such Liens and which the Secured Party has agreed in writing to designate as Excluded Property; and (iii) the Excluded Assets.

3.                                      Authorization to File Financing Statements. Each Debtor hereby irrevocably authorizes the Secured Party at any time, and from time to time, to file in any filing office in any applicable Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii)

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as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Debtor is an organization, the type of organization and any organizational identification number issued to such Debtor. Each Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request. The Debtors shall pay all filing fees, recording costs, taxes and the like with respect to such financing statements.

4.                                      Other Actions. To further the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, and without limitation on the Debtors’ other obligations in this Security Agreement or any other Note Document, the Debtors agree, in each case at the Debtors’ joint and several expense, to take the following actions with respect to the following Collateral:

4.1.                            Promissory Notes and Tangible Chattel Paper.

(a)                                 If any Debtor shall at any time hold or acquire any promissory notes (including those evidencing intercompany obligations payable by a Joint Venture to any Debtor, but excluding any obligation payable by any club member to a Debtor in a principal amount less than $750,000) or instruments representing or evidencing any Collateral or tangible chattel paper, in each case in a face amount of $50,000 or greater, such Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank. Each Debtor agrees that it shall cause all intercompany obligations payable by an Excluded Subsidiary or a Joint Venture to any Debtor in excess of $500,000 to be evidenced by a promissory note, which shall be delivered to the Secured Party in accordance with the preceding sentence. Each promissory note held by the Debtors as of the date hereof is set forth on Schedule 6 hereto.

(b)                                 Each Debtor shall be entitled, from time to time, to collect and receive, for such Debtor’s own use, the payments of all principal and interest on all promissory notes payable to such Debtor, other than any and all cash paid, payable or otherwise distributed in full redemption or repayment of such promissory note; provided, however, that (i) until actually paid all rights to such principal and interest shall remain subject to the Lien created by this Security Agreement and (ii) any and all such cash and interest payable to any Debtor shall be deposited into a Control Account and in the event any such principal or interest is paid to any other location, the applicable Debtor shall take all necessary action to cause transfer the proceeds thereof into a Control Account.

4.2.                            Deposit Accounts. Simultaneously with the execution and delivery of this Security Agreement, each Debtor shall deliver to the Secured Party deposit account control agreements (the “Account Control Agreements”) for each of its deposit accounts in the standard form for each such depository (with such variations as the Secured Party may reasonably require) duly executed by such Debtor. The Secured Party is authorized to execute the Account Control Agreements and obtain execution of same by the depository and do all other things necessary to

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perfect the Secured Party’s security interest therein. The provisions of this paragraph shall not apply (i) to deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Debtor’s salaried employees or as otherwise provided in the Note Purchase Agreement or (ii) to the extent expressly permitted by Section 7.09 of the Note Purchase Agreement. Each deposit account held by the Debtors as of the date hereof is set forth on Schedule 4 hereto.

4.3.                            Investment Property. If any Debtor shall at any time hold or acquire any certificated securities or other investment property certificated in the amount of $100,000 or greater, such Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities or investment property (other than investment property in the form of overnight investments, which are re-deposited into a Control Account at the beginning of the next Business Day) now or hereafter acquired by any Debtor are uncertificated and are issued to such Debtor or its nominee directly by the issuer thereof, such Debtor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with instructions from the Secured Party, as to such securities or investment property, without further consent of such Debtor or such nominee, or (b) arrange for the Secured Party, to become the registered owner of the securities or investment property. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Debtor are held by such Debtor or its nominee through a securities intermediary or commodity intermediary, such Debtor shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Secured Party, to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party, to such commodity intermediary, in each case without further consent of such Debtor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party, to become the entitlement holder with respect to such investment property, with such Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The Secured Party agrees with the Debtors that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary unless an Event of Default has occurred and is continuing, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Debtors, unless a Default or an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Note Documents, would occur.  The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Secured Party is the securities intermediary. All investment property (including securities accounts) held by the Debtors as of the date hereof is set forth on Schedule 5 hereto.

4.4.                            Collateral in the Possession of a Bailee. If any Collateral valued at $250,000 or greater is at any time in the possession of a bailee, the applicable Debtor shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall use best efforts to promptly obtain an acknowledgment from the bailee, in form and substance

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satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party, and that such bailee agrees to comply, without further consent of the Debtors, with instructions from the Secured Party, as to such Collateral and waives any Lien it may have in the Collateral.

4.5.                            Electronic Chattel Paper and Transferable Records. If any Debtor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction valued at $100,000 or greater, such Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party, control, under sections 9-105 and 9-314 of the Uniform Commercial Code, of such electronic chattel paper or control under section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtors that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for the applicable Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC sections 9-105 or 9-314 or, as the case may be, section 201 of the Federal Electronic Signatures in Global and National Commerce Act or section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless a Default or Event of Default has occurred and is continuing or would occur after taking into account any action by such Debtor with respect to such electronic chattel paper or transferable record.

4.6.                            Letter-of-Credit Rights. If any Debtor is at any time a beneficiary under a letter of credit that does not constitute a supporting obligation to the Collateral, such Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, such Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer or other nominated Person of such letter of credit to consent to an assignment to the Secured Party of the proceeds of the letter of credit, or (ii) arrange for the Secured Party, to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of the letter to credit are to be applied as provided in the Note Purchase Agreement.

4.7.                            Commercial Tort Claims. If any Debtor shall at any time hold or acquire a commercial tort claim valued at $250,000 or greater in addition to those listed in Schedule 1, such Debtor shall immediately notify the Secured Party in a writing signed by such Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

4.8.                            Other Actions as to Any and All Collateral. Each Debtor further agrees, at the request and option of the Secured Party to take any and all other actions the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto

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under the Uniform Commercial Code, to the extent, if any, that such Debtor’s signature thereon is required therefor, (b) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral, (e) using commercially reasonable efforts to obtain waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, (f) placing a legend, in form and manner satisfactory to the Secured Party on, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to the Secured Party and that the Secured Party has a security interest therein, and (g) taking all actions under any other law as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

5.                                      Pledge Agreement. Concurrently herewith (and, to the extent required by the Note Purchase Agreement, in the future) certain Debtors are executing and delivering to the Secured Party those certain Pledge Agreements in favor of the Secured Party, pursuant to which such Debtors are pledging to the Secured Party, their right, title and interest in and to all shares of the capital stock, partnership interests, membership interests or other indicia of equity rights issued by each such Debtor’s Subsidiaries. Such pledges shall be governed by the terms of the Pledge Agreements and not by the terms of this Security Agreement.

6.                                      Intellectual Property Security Agreements; Representations.

(a)                                 The Debtors shall execute and deliver to the Secured Party, for filing in the United States Patent and Trademark Office or United States Copyright Office (or any equivalent office in any other jurisdiction), as applicable, any additional security agreements which the Secured Party deems necessary or desirable for the purposes of evidencing or perfecting the Secured Party’s security interests in the Intellectual Property. The provisions of such additional security agreements shall be supplemental to the provisions of this Security Agreement, and nothing contained in such supplemental security agreements shall derogate from any of the rights or remedies of the Secured Party hereunder.  The Secured Party acknowledges that, at the direction of the Initial Purchasers, it will not require the Debtors to make any filings in the United States Copyright Office on the Closing Date.

(b)                                 Each Debtor owns or possesses the valid right to use all Intellectual Property, free and clear of all Liens except for Liens granted in this Security Agreement and Permitted Liens, including any licensed intellectual property used by such Debtor, as the same is currently used in the conduct of such Debtor’s business; all registrations therefor have been validly issued under applicable law and all applications thereof with a governmental authority are set forth on Schedule 3 hereto, and in each case are in full force and effect; all

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applicable material maintenance fees, affidavits and other filings or payments for such registrations are current and shall remain current throughout the duration of this Security Agreement (except in such cases where the Debtor determines otherwise in its reasonable business judgment); no claim has been received in writing or, to the knowledge of such Debtor, orally, that any of such Intellectual Property is invalid or unenforceable or violates or infringes the rights of any other Person, and there is no such violation or infringement in existence; and to the knowledge of such Debtor, no other Person is presently infringing upon the rights of such Debtor with regard to any such Intellectual Property. All Intellectual Property owned by each Debtor and all related licenses (under which any Debtor is a licensor or licensee) used or contemplated to be used in the conduct of any Debtor’s business are set forth on Schedule 3 hereto.

7.                                      Representations and Warranties concerning Each Debtor’s Legal Status. As of the date hereof and upon the reasonable request of the Secured Party, each Debtor agrees to execute and deliver to the Secured Party a certificate signed by such Debtor and entitled “Perfection Certificate,” the form of which is attached hereto as Exhibit A (as amended, supplemented or otherwise updated from time to time, the “Perfection Certificate”) within ten days of any such request of the Secured Party. Each Debtor represents and warrants to the Secured Party as follows: (a) such Debtor’s exact legal name is that indicated on Schedule 2, on any Perfection Certificate delivered as requested herein, and on the signature page hereof, (b) such Debtor is an organization of the type, and is organized in the jurisdiction set forth in Schedule 2 and any Perfection Certificate delivered as requested herein, (c) Schedule 2 and any Perfection Certificate delivered as requested herein, accurately sets forth such Debtor’s organizational identification number or accurately states that such Debtor has none, (d) Schedule 2 and any Perfection Certificate delivered as requested herein, accurately sets forth such Debtor’s chief executive office, each place of business as well as such Debtor’s mailing address, if different, (e) all other information set forth on Schedule 2 and any Perfection Certificate delivered as requested herein, pertaining to such Debtor is accurate and complete, and (f) that there has been no change in any information provided on Schedule 2 and the Perfection Certificate since the date on which it was executed by such Debtor. Upon the delivery of a Perfection Certificate, each Debtor shall be deemed to have reaffirmed its representations and warranties in this Section 7 as of the date of such delivery.

Each Debtor acknowledges that any default in the due observance or performance by it of any covenant, condition or agreement contained herein shall constitute an Event of Default to the extent provided in the Note Purchase Agreement.

8.                                      Representations and Warranties concerning the Collateral and Security Interest. Each Debtor has full power and authority to grant to the Secured Party the security interest in its Collateral pursuant hereto. The execution and delivery by each Debtor of this Security Agreement has been duly authorized by proper corporate or other proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of each Debtor and, will create a security interest which is enforceable against each Debtor in all now owned and hereafter acquired Collateral of such Debtor. When (i) financing statements have been filed in the appropriate offices against Debtors, the Secured Party will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing and (ii) all other actions contemplated by Sections 4.1 through 4.7 and Sections 5 and 6 hereof have been

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completed, the Secured Party will have a fully perfected first priority security interest in that Collateral to the extent that Articles 8 and 9 of the Uniform Commercial Code are applicable thereto, subject in each case only to Permitted Liens. No authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for, and there are no restrictions, prohibitions or limitations related to, either (A) the execution, delivery and performance by each Debtor of this Security Agreement or the pledge or grant by Debtors of the Liens purported to be created in favor of the Secured Party hereunder or (B) the exercise by the Secured Party of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except for the filings contemplated herein as may be required, in connection with the disposition of any investment property, by laws generally affecting the offering and sale of securities.

9.                                      Covenants concerning Each Debtor’s Legal Status. Each Debtor covenants with the Secured Party as follows: (a) without providing at least 15 days prior written notice to the Secured Party, such Debtor will not change its name, any place of business, its chief executive office, or its mailing address or organizational identification number if it has one, (b) if such Debtor does not have an organizational identification number and later obtains one, such Debtor shall promptly notify the Secured Party of such organizational identification number, and (c) without providing at least 30 days prior written notice to the Secured Party, such Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

10.                               Representations and Warranties concerning Collateral, etc. Each Debtor further represents and warrants to the Secured Party as follows: (a) such Debtor is the owner, or has valid rights as a lessee or licensee, of its Collateral, free from any right or claim or any Person or any adverse Lien or other encumbrance, except for Permitted Liens, (b) none of such Collateral constitutes, or is the proceeds of, “farm products” as defined in section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) such Debtor holds no commercial tort claim in excess of $250,000 except as indicated on any Perfection Certificate or as disclosed in Schedule 1, (d) all other information set forth on any Debtor’s Perfection Certificate or as disclosed in each of the Schedules attached hereto pertaining to such Collateral is accurate and complete, (e) with respect to any promissory note included in the Collateral, to each Debtor’s knowledge, such promissory notes have been duly authorized, issued and delivered, and are the legal, valid, and binding obligation of the issuer thereof, and the issuer thereof has no right of set off or defense or counterclaim which would inhibit the collection of all amounts outstanding thereunder.

11.                               Covenants concerning Collateral, etc.

(a)                                 Each Debtor further covenants with the Secured Party as follows: (i) the Collateral of such Debtor, to the extent not delivered to the Secured Party pursuant to Section 4 hereof, will be kept at those locations listed on such Debtor’s Perfection Certificate and on Schedule 2 and such Debtor will not remove its Collateral from such locations, without providing at least 15 days prior written notice to the Secured Party, (ii) except for the security interest herein granted and Permitted Liens, such Debtor shall be the owner, or have valid rights as a lessee or licensee, of its Collateral free from any right or claim of any other Person, Lien or other encumbrance, and such Debtor shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Secured Party, (iii) such Debtor shall not

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pledge, mortgage or create, or suffer to exist any right of any Person in or claim by any Person to the Collateral, or any Lien or encumbrance in or on the Collateral in favor of any Person, other than the Secured Party, except for Permitted Liens, (iv) such Debtor will keep its Collateral in good order and repair (ordinary wear and tear excepted) and its inventory in good saleable or useable condition and will not use or produce the same in violation of law or any policy of insurance thereon, (v) such Debtor will keep and maintain satisfactory and complete records of the Collateral and permit the Secured Party, or its designee, to inspect its Collateral and all materials related thereto at any reasonable time, wherever located, (vi) such Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon its Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Security Agreement, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Debtor, (vii) such Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of its Collateral or any interest therein except for dispositions as may be permitted by the Note Purchase Agreement and (viii) each account shall be on the date of its creation a good and valid account representing an undisputed bona fide amount indisputably owed by the customer therein named with respect to an absolute sale and delivery or work, labor and/or services theretofore rendered by such Debtor.

(b)                                 Each Debtor further covenants with the Secured Party with respect to the Intellectual Property, that it will: (i) prosecute and pursue in a commercially reasonable manner all applications in respect of its Intellectual Property, now or hereafter pending; (ii) except to the extent not required in such Debtor’s reasonable business judgment, make federal applications on all of its unpatented but patentable inventions and all of its registrable but unregistered copyrights and trademarks; (iii) preserve and maintain (and take such reasonable steps as required by applicable law to preserve and maintain) all of its material rights in such Intellectual Property and protect such Intellectual Property from infringement, unfair competition, cancellation, dedication to the public or dilution by all appropriate action necessary in such Debtor’s reasonable business judgment, including, without limitation, the commencement and prosecution of legal proceedings to recover damages for infringement and to defend and preserve its rights in such Intellectual Property; (iv) not abandon any of such Intellectual Property necessary to the conduct of its business in the exercise of such Debtor’s reasonable business judgment; (v) (A) not sell or assign any of its interest in any of such Intellectual Property other than in the ordinary course of business and in such Debtor’s reasonable business judgment without the prior written consent of the Secured Party, except as otherwise permitted by the Note Purchase Agreement; (B) not grant any license or sublicense with respect to any of such Intellectual Property other than as permitted by clause (vi) below without the prior written consent of the Secured Party; and (C) maintain the quality of any and all products and services with respect to which such Intellectual Property is used; (vi) not enter into any agreement, including, but not limited to any licensing agreement, that is or may be inconsistent with such Debtor’s obligations under this Security Agreement or any of the other Note Documents; (vii) give the

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Secured Party prompt written notice (but not more often than once each calendar quarter) if such Debtor shall obtain rights to or become entitled to the benefit of any Intellectual Property or any license with respect to any intellectual property material to such Debtor’s business not identified on Schedule 3 hereto; (viii) if an Event of Default exists, use its commercially reasonable efforts to obtain any consents, waivers, or agreements necessary to enable the Secured Party to exercise its rights and remedies with respect to such Intellectual Property and (ix) notify the Secured Party immediately if it knows or has reason to know that any material Intellectual Property or any material license with respect to any intellectual property used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development regarding, such Debtor’s ownership of any material Intellectual Property, its right to register the same, or to keep and maintain the same.

12.                               Insurance.  The Debtors shall insure the Collateral or cause the Collateral to be insured in the manner and to the extent provided in the Note Purchase Agreement. If any Debtor fails to obtain and maintain any of the policies of insurance required to be maintained thereunder or to pay any premium in whole or in part, the Secured Party may, without waiving or releasing any obligation of any Debtor, Default or Event of Default, at such Debtor’s expense, but without any obligation to do so, procure such policies or pay such premiums.

13.                               Collateral Protection Expenses; Preservation of Collateral. In the Secured Party’s or the Majority Noteholder’s discretion, if the Debtors fail to do so promptly after written request from the Secured Party, the Secured Party may discharge taxes and other Liens and encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums or take any action necessary to warrant and defend the right, title and interest of the Secured Party in and to the Collateral. The Debtors agree to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtors to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default.

14.                               Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtors shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtors thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtors under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

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15.                               Securities and Deposits. The Secured Party may at any time following and during the continuance of an Event of Default, at its option, (a) transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Secured Obligations and (b) whether or not any Secured Obligations are due, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.  Regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtors may at any time be applied to or set off against any of the Secured Obligations then due and owing.

16.                               Notification to Account Debtors and other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Debtors shall, at the request and option of the Secured Party, notify account debtors and other Persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument, promissory note or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party’s agent therefor, and the Secured Party may itself, without prior notice to the Debtors, so notify account debtors and other Persons obligated on Collateral. In furtherance of the foregoing, each Debtor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any contract or agreement comprised in the Collateral, upon receipt of notice from the Secured Party to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Secured Party as owner under such contract and to pay, observe and otherwise perform the obligations under such contract to or for the Secured Party or the Secured Party’s designee as though the Secured Party or such designee were such Debtor named therein, and to do so until otherwise notified by the Secured Party. The Secured Party may also notify any or all institutions with which any deposit accounts or securities accounts are maintained to remit and transfer all monies, securities and other property on deposit in such deposit accounts or securities accounts or deposited or received for deposit thereafter to the Secured Party, for deposit to such accounts as may be designated by the Secured Party and issue any entitlement orders or instructions or directions with respect thereto.  If the Secured Party notifies the Debtors that it has elected to notify account debtors and other Persons obligated on Collateral in accordance with the foregoing, the Debtors shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Debtors as trustee for the Secured Party without commingling the same with other funds of the Debtors and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Secured Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

17.                               Power of Attorney.

17.1.                     Appointment and Powers of Secured Party. Each Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, effective as of the date hereof, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Debtor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Security Agreement, to take

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any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following:

(a)                                 upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at such Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Security Agreement, all at least as fully and effectively as such Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to any Intellectual Property, (ii) upon written notice to such Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)                                 to the extent that such Debtor’s authorization given in Section 3 hereof is not sufficient, to file such financing statements with respect hereto, with or without such Debtor’s signature, or a photocopy of this Security Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in such Debtor’s name such financing statements and amendments thereto and continuation statements which may require such Debtor’s signature.

17.2.                     Ratification by Debtor. To the extent permitted by law, each Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

18.                               No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 14 hereof.  The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtors for an act or failure to act, or for any loss or damage sustained by such Debtor, or for any loss, damage, depreciation or other diminution in the value of any of the Collateral, except for the Secured Party’s own gross negligence or willful misconduct.

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19.                               Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtors, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtors’ principal office(s) or at such other locations as the Secured Party may reasonably designate unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Secured Party may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party shall give to the Debtors at least 10 days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtors hereby acknowledge that 10 days prior written notice of such sale or sales shall be reasonable notice. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In addition, the Debtors waive any and all rights that they may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto. At any sale of the Collateral, the Secured Party may be the purchaser of the whole or any part of the Collateral so sold and hold the same thereafter in its own right free from any claim of any Debtor or any right of redemption, which such Debtor hereby waives to the maximum extent permitted by applicable law, and the Secured Party may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.

Each Debtor hereby grants to the Secured Party an irrevocable, non-exclusive license to use, license or sublicense any Intellectual Property or any license with respect to any intellectual property, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Secured Party shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, which license shall only be exercised if an Event of Default shall have occurred and is continuing.

20.                               Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtors acknowledge and agree that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare

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Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other Persons obligated in respect of any Collateral or to fail to remove Liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other Persons obligated in respect of any Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Debtors, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (1) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Debtors acknowledge that the purpose of this Section 20 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 20. Without limitation upon the foregoing, nothing contained in this Section 20 shall be construed to grant any rights to the Debtors or to impose any duties on the Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 20. The Secured Party may sell the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim or modify any warranties of title or the like. The foregoing shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. If the Secured Party sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral.

21.                               No Waiver by Secured Party, etc.

(a)                                 The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured

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Party with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right.

(b)                                 If at any time any payment (in whole or in part) of any of the Secured Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by Secured Party, Administrative Agent or any Noteholder, this Security Agreement shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

(c)                                  Each Debtor acknowledges that the rights and responsibilities of the Secured Party under this Security Agreement with respect to any action taken by the Secured Party or the exercise or non-exercise by the Secured Party of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Secured Party, on the one hand, and the Administrative Agent and Noteholders on the other, be governed by the Note Purchase Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Secured Party and such Debtor, the Secured Party shall be conclusively presumed to be acting as agent for the Administrative Agent and the Noteholders with full and valid authority so to act or refrain from acting, and no Debtor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

22.                               Suretyship Waivers by Debtors; Obligations Absolute. Each Debtor waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description, other than any notices expressly required by this Security Agreement or any other Note Documents. With respect to the Secured Obligations, each Debtor (other than Issuer) and with respect to the Collateral, each Debtor, assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. In furtherance of the foregoing, each Debtor agrees that its obligations hereunder, and the security interest granted to and all rights, remedies and powers of the Secured Party hereunder, are irrevocable, absolute and unconditional, in each case to the same extent as the Obligations (with respect to Issuer) and the Guaranteed Obligations (with respect to the Debtors other than Issuer) and that all provisions related thereto in the Note Purchase Agreement or Notes with respect to the Obligations (including the waiver of diligence, presentment, protest and demand and notice) or the Guaranty with respect to the Guaranteed Obligations (including as set forth in Section 1 of the Guaranty) shall apply to the obligations hereunder and the security interest granted to and all rights, remedies and powers of the Secured Party hereunder.

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23.                               Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral for, or other assurances of payment of, the Secured Obligations or any of them) or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtors hereby agree that they will not invoke any law relating to the marshaling of Collateral or otherwise which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Security Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtors hereby irrevocably waive the benefits of all such laws.

24.                               Proceeds of Dispositions; Expenses; Indemnity.

(a)                                 The Debtors shall reimburse the Secured Party for all of the Secured Party’s expenses incurred in connection with the execution, delivery, administration and enforcement of this Agreement, including, without limitation, the fees and disbursements of the Secured Party’s legal counsel, accountants and any other third Persons, and all costs and expenses incurred by the Secured Party (including attorney’s fees and disbursements) to: (i) commence, defend or intervene in any court proceeding; (ii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Security Agreement; and (iii) enforce any of the Secured Party’s rights to collect any of the Secured Obligations. The Debtors also agrees to pay, and to save harmless the Secured Party from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Security Agreement. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall be applied to the payment of the Secured Obligations in accordance with the terms of the Note Purchase Agreement. In the absence of final payment and satisfaction in full of all of the Secured Obligations, the Debtors shall remain liable for any deficiency.

(b)                                 The Debtors agree to jointly and severally indemnify and hold harmless the Secured Party, the Administrative Agent and Noteholders and each of their respective directors, officers, employees, agents and affiliates from and against any taxes, liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including reasonable attorney’s fees and disbursements, and other reasonable expenses incurred or arising by reason of the taking or the failure to take action by the Secured Party, in good faith, in respect of any transaction effected under this Security Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Collateral as provided herein, and (b) any liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including reasonable attorney’s fees and

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disbursements and other reasonable expenses which may be imposed on, incurred by, or asserted against the Secured Party in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws which is threatened, instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of or any transaction contemplated by or referred to in, or any other matter related to this Security Agreement, whether or not the Secured Party is a party thereto, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of each Debtor under this Section shall survive the termination of this Security Agreement.

25.                               Secured Party Actions.  Notwithstanding anything to the contrary contained herein, the exercise or non-exercise by the Secured Party of its rights and remedies hereunder, and the application of any proceeds of the Collateral or other payments made hereunder by any Debtor, shall in all events be subject to any applicable provisions of the Note Purchase Agreement.

26.                               Overdue Amounts. Until paid, all amounts due and payable by the Debtors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the Default Rate specified in the Note Purchase Agreement.

27.                               Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND SECURED OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

28.                               Consent to Jurisdiction and Venue.

(a)                                 SUBMISSION TO JURISDICTION. EACH DEBTOR AND SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY

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OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT AGAINST ANY DEBTOR OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 WAIVER OF VENUE. EACH DEBTOR AND THE SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE NOTE PURCHASE AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

29.                               Waiver of Jury Trial; Waiver of Consequential Damages.

(a)                                 EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(b)                                 Except as prohibited by law, each Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding subparagraph (a) any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of

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the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Security Agreement, and (ii) acknowledges that, in entering into this Security Agreement, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 29.

30.                               Miscellaneous. The headings of each section of this Security Agreement are for convenience only and shall not define or limit the provisions thereof. This Security Agreement and all rights and obligations hereunder shall be binding upon the Debtors and their respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns; provided, however, that no Debtor may assign this Security Agreement to any third party. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Security Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Debtor acknowledges receipt of a copy of this Security Agreement. When used herein with respect to representations, warranties, covenants and other obligations, the term “Debtors” shall refer to all Debtors on a joint and several basis.

31.                               Termination; Releases.

(a)                                 This Security Agreement shall not terminate until the indefeasible payment in full of all Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

(b)                                 Any Debtor may sell or otherwise dispose of any portion of its Collateral as expressly permitted by and in accordance with the Note Purchase Agreement and the Secured Party at the request and sole expense of such Debtor, shall execute and deliver to such Debtor such releases and other documents reasonably necessary to release the Secured Party’s Lien on such Collateral.

32.                               Amendments. This Security Agreement may be amended or supplemented only in writing and executed by the Secured Party and the Debtors in accordance with the Note Purchase Agreement; provided, however, that Schedules to this Security Agreement may be supplemented from time to time (provided that any such supplements which delete Collateral, shall be subject to compliance with any and all Collateral release provisions set forth in the Note Documents).

33.                               Limitation on Liability. Notwithstanding anything contained herein to the contrary, it is the intention of each Debtor and the Secured Party that the grant of the security interest herein by each Debtor not result in a fraudulent conveyance, fraudulent transfer or other transfer that could be set aside in a proceeding under Debtor Relief Laws. Accordingly, notwithstanding anything contained herein to the contrary, the amount of the Secured Obligations secured by each Debtor’s grant of a security interest in the portion of the Collateral owned by such Debtor shall be limited to an aggregate amount equal to the largest amount that would not render such Debtor’s grant hereunder subject to avoidance under the Bankruptcy Code, including without limitation Section 548 thereof, or any comparable provision of applicable state law as of the date of such determination. The amount of the Secured Obligations so limited hereunder may increase from time to time as the maximum amount for which each

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Debtor would be liable without rendering such grant subject to avoidance under the Bankruptcy Code or any comparable provision of applicable state law increases.

34.                               Counterparts. This Security Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Security Agreement by facsimile transmission or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart hereof.

 [EXECUTION CONTAINED ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Security Agreement to be duly executed as of the date first above written.

DEBTORS

WCI COMMUNITIES, INC.

By:
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

WCI COMMUNITIES, LLC

By:
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

WCI COMMUNITIES MANAGEMENT, LLC.

By:
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

WCI REALTY, INC.

By:
Name:	Russell Devendorf
Title:	Vice President

PELICAN LANDING GOLF RESORT VENTURES, INC.

By:
Name:	Russell Devendorf
Title:	Vice President

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SPECTRUM EASTPORT, LLC

By:	WCI Communities, LLC, its sole member

By:
Name:	Russell Devendorf
Title:	Chief Financial Officer & Senior Vice President

WCI COMMUNITIES RIVINGTON, LLC

By:	WCI Communities, LLC, its sole member

By:
Name:	Russell Devendorf
Title:	Senior Vice President & Chief Financial Officer

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WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:	Renee Kuhl
Title:	Vice President

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